SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Prab, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☑	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $467.00

(2)	Form, Schedule or Registration Statement No.: PREM14A

(3)	Filing Party: Prab, Inc.

(4)	Date Filed: February 23, 2004

5944 East Kilgore Road
Kalamazoo, Michigan 49048

[                    ], 2004

Dear Fellow Shareholder:

      You are cordially invited to attend a special meeting of Prab, Inc. (“Prab”) shareholders to be held at 10:00 a.m., local time, on [                    ] [                    ], 2004, at [                    ] located at [                    ].

      At the special meeting, you will be asked to approve an Agreement and Plan of Merger, as amended (the “merger agreement”), pursuant to which Kalamazoo Prab Subsidiary Corporation will merge with and into Prab. Kalamazoo Prab Subsidiary Corporation is a Michigan corporation and a wholly-owned subsidiary of Kalamazoo Acquisition Corporation, which itself is a Michigan corporation that is owned by Gary A. Herder, who is Prab’s Chairman, Chief Executive Officer and President, and Edward Thompson, who is Prab’s Vice President of Operations. If the merger is completed, Prab will survive as a wholly-owned subsidiary of Kalamazoo Acquisition Corporation.

      As a result of the merger, each outstanding share of Prab common stock will be converted into the right to receive $2.40 in cash (other than shares held by Kalamazoo Acquisition Corporation or Kalamazoo Prab Subsidiary Corporation, which shares will be canceled without any payment). The holders of stock options that are outstanding at the effective time of the merger will be paid cash in an amount equal to the product of: (1) the number of shares of Prab common stock issuable upon the exercise of such option, and (2) the difference between $2.40 and the per share option exercise price.

      In accordance with the recommendation of a special committee of the board consisting of directors who are not and have never been officers or employees of Prab, Kalamazoo Acquisition Corporation or Kalamazoo Prab Subsidiary Corporation, the board of directors has adopted, with Gary A. Herder abstaining, the merger agreement, and the merger, and has determined that the adoption of the merger agreement, is advisable and that the proposed merger is fair to, and in the best interest of, all of the unaffiliated Prab shareholders. Accordingly, the board of directors (with Mr. Herder abstaining) recommends that Prab shareholders vote FOR the approval of the merger agreement.

      We encourage you to read the accompanying proxy statement carefully as it sets forth the specifics of the proposed merger and other important information related to the merger. Included with these soliciting materials is a proxy card for voting, and an envelope, postage prepaid, in which to return your proxy card.

      It is important that your shares be represented at the special meeting, even if you cannot attend and vote your shares in person. Please give careful consideration to the item to be voted upon, complete and sign the proxy card and return it in the envelope provided. If you return a proxy card and decide to attend the special meeting, you may revoke your proxy at the special meeting and vote your shares in person.

      We look forward to receiving your vote and seeing you at the special meeting.

Sincerely,

Gary A. Herder
Chairman, President and Chief Executive Officer

      This transaction has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has any such commission passed upon the fairness or merits of this transaction or upon the accuracy or adequacy of the information contained in the attached proxy statement. Any representation to the contrary is a criminal offense. The accompanying proxy statement is dated [                    ], 2004, and is first being mailed to Prab shareholders on or about [                    ], 2004.

5944 East Kilgore Road
Kalamazoo, Michigan 49048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [                        ], 2004

      We cordially invite you to attend a special meeting of Prab, Inc. (“Prab”) shareholders to be held at 10:00 a.m., local time, on [                    ], 2004, at [                    ] located at [                    ]. The special meeting is being held:

(1) to consider and vote upon a proposal to approve the Agreement and Plan of Merger, as amended, dated as of December 12, 2003 (the “merger agreement”), among Kalamazoo Acquisition Corporation, a Michigan corporation, Kalamazoo Prab Subsidiary Corporation, a Michigan corporation and a wholly-owned subsidiary of Kalamazoo Acquisition Corporation and Prab, and the transactions contemplated by the merger agreement; and

(2) to transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting. We are not aware of any other business to come before the special meeting.

      The board of directors has fixed the close of business on [                    ], 2004, as the record date for the determination of Prab shareholders entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. At the close of business on the record date, we had outstanding and entitled to vote, 1,448,610 shares of common stock. Each share of common stock is entitled to one vote on each matter submitted for a vote of the shareholders.

      In accordance with the recommendation of a special committee of the board consisting of directors who are not and have never been officers or employees of Prab, Kalamazoo Acquisition Corporation or Kalamazoo Prab Subsidiary Corporation, the board of directors has adopted, with Gary A. Herder abstaining, the merger agreement, and the merger, and has determined that the adoption of the merger agreement is advisable and that the proposed merger is fair to, and in the best interest of, all of the unaffiliated Prab shareholders. Accordingly, the board of directors (with Mr. Herder abstaining) recommends that Prab shareholders vote FOR the approval of the merger agreement.

      Your vote is very important. The merger cannot occur unless holders of a majority of the outstanding shares of Prab common stock vote in favor of the approval of the merger agreement. Even if you plan to attend the special meeting in person, please complete, date, sign and return the enclosed proxy card to ensure that your shares will be represented at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. A broker, bank or other nominee cannot vote your shares on the merger by proxy without your express instructions.

      The merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the merger agreement and the first amendment to the merger agreement are included as Appendix A and Appendix B, respectively, to the accompanying proxy statement.

Sincerely,

Eric V. Brown, Jr.
Secretary

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SUMMARY TERM SHEET

      This summary term sheet summarizes selected information contained elsewhere in this proxy statement, but may not contain all of the information that is important to you. Prab urges you to read the entire proxy statement carefully, including the attached appendices. In this proxy statement, the term “Prab” refers to Prab, Inc., the term “Purchaser” refers to Kalamazoo Prab Subsidiary Corporation, the term “Parent” refers to Kalamazoo Acquisition Corporation, the term “Buy-Out Group” refers to Gary A. Herder and Edward Thompson, and the term “SEC” refers to the Securities and Exchange Commission.

The Special Meeting

When and where is the special meeting?

      The special meeting of Prab shareholders will be held on [                    ], 2004, at 10:00 a.m., local time, at [                    ] located at [                    ]. See “INTRODUCTION.”

What am I being asked to vote upon?

      A proposal to approve the Agreement and Plan of Merger, as amended, among Prab, Parent and Purchaser dated as of December 12, 2003. The Agreement and Plan of Merger, as amended, and the proposed merger are referred to in this proxy statement as the “merger agreement” and the “merger,” respectively. See “THE MERGER — Proposal to be Considered at the Special Meeting.”

What does Prab’s board of directors recommend?

      The special committee appointed by the board of directors to evaluate the merger consisted of the following members: William G. Blunt, John W. Garside, James H. Haas, and Frederick J. Schroeder, Jr. Subject to the limitations of Michigan law, the special committee was authorized to exercise all of the powers of the board of directors with respect to the proposal received from Parent and any transaction resulting from that proposal, including the power to select and retain legal counsel and an independent financial advisor. Except for a one time special committee fee payment of $5,000 to each member of the special committee for the services rendered by the members of the special committee in connection with the merger, no member of the special committee will receive an economic benefit from merger. However, in considering the recommendations of the board of directors, you should be aware that certain of Prab’s executive officers and directors have interests in the transaction that are different from, or are in addition to, the interests of Prab shareholders generally. See “THE MERGER — Interests of Certain Persons in the Merger; Potential Conflicts of Interest.”

      Prab’s board of directors and its special committee each believe that the terms of the merger agreement and the proposed merger are advisable and are fair to, and in the best interests of, unaffiliated Prab shareholders. The special committee recommended that the board of directors adopt and declare advisable the merger agreement and the transactions contemplated by it. The board of directors, with Mr. Herder abstaining, adopted and declared advisable the merger agreement and the proposed merger and recommends that you vote FOR the approval of the merger agreement.

      The directors voting to adopt the merger agreement and the proposed merger, Messrs. Blunt, Brown, Garside, Haas, and Schroeder, are all independent directors and are not and have never been employees of Prab, Parent or Purchaser. Mr. Herder abstained from the vote because of his personal interest in the merger and the transactions contemplated by it. See “SPECIAL FACTORS — Background of the Merger and Special Committee Proceedings,” “SPECIAL FACTORS  — Approval of Directors and Recommendation of the Board of Directors” and “SPECIAL FACTORS — Position of Prab as to the Fairness of the Merger to Unaffiliated Prab Shareholders.”

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The Proposed Merger

What will happen if the merger is completed?

      Purchaser will merge with and into Prab with Prab surviving the merger. After the merger, Prab will be controlled by the Buy-Out Group through their ownership of Parent. See “SPECIAL FACTORS — Position of Prab as to the Purposes, Alternatives, Reasons and Effects of the Merger” and “SPECIAL FACTORS  — Position of the Buy-Out Group, Parent and Purchaser as to the Purposes, Alternatives, Reasons and Effects of the Merger.”

When will the merger be completed?

      If the merger agreement is approved by Prab shareholders and the other conditions to the merger are satisfied or waived, the merger is expected to be completed promptly after the special meeting. See “THE MERGER — Effective Time of the Merger.”

What will I receive if the merger is completed?

      Each outstanding share of Prab common stock will be converted into the right to receive $2.40 in cash (other than shares owned by Parent and Purchaser). Shares of Prab common stock owned by Parent and Purchaser will be canceled and no consideration will be paid for these shares. Prab intends to treat shareholders holding common stock in street name through a nominee (such as bank or broker) in the same manner as shareholders whose shares are registered in their names. However, nominees may have different procedures and shareholders holding common stock in street name should contact their nominees. See “THE MERGER — Payment of Merger Consideration and Surrender of Stock Certificates.”

When will I receive the merger consideration?

      After the completion of the merger, when you send your share certificates together with a completed letter of transmittal to the exchange agent, that agent will promptly distribute the merger consideration to you. See “THE MERGER  — Payment of Merger Consideration and Surrender of Stock Certificates.”

What other effects will the merger have on Prab?

      As a result of the merger, each share of Prab common stock that is now outstanding will be canceled. New shares of Prab (as the surviving corporation) will be issued to Parent. Accordingly, Prab common stock will no longer be traded on the Over-the-Counter Bulletin Board or any other securities exchange and will be eligible for termination of registration under the Exchange Act. In addition, Prab will no longer be subject to the reporting requirements of the Exchange Act. See “SPECIAL FACTORS — Position of Prab as to the Purposes, Alternatives, Reasons and Effects of the Merger,” “SPECIAL FACTORS — Position of the Buy-Out Group, Parent and Purchaser as to the Purposes, Alternatives, Reasons and Effects of the Merger” and “SPECIAL FACTORS — The Buy-Out Group’s Plans for Prab.”

What are the Buy-Out Group’s plans for Prab following the merger?

      Assuming the merger is completed, the Buy-Out Group and Parent intend generally to operate Prab consistent with past practices. The Buy-Out Group expects to conduct a thorough review of Prab and its business practices with a view towards determining the best way to redirect Prab’s operations as a private company. It is expected that Prab will be restructured and that certain expenses associated with a public company will be reduced. Except as described in this proxy statement, the Buy-Out Group, Parent and Purchaser have advised us that they do not have any present plans, or know of any proposals, that would result in any extraordinary transaction involving Prab. See “SPECIAL FACTORS — the Buy-Out Group’s Plans for Prab.”

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What happens to stock options in the merger?

      All stock options that are outstanding at the effective time of the merger will be cashed out by Parent in an amount equal to the product of (1) the excess of $2.40 over the exercise price per share of such stock option, and (2) the number of shares of Prab common stock issuable upon the exercise of such stock option. See “SPECIAL FACTORS — Position of Prab as to the Purposes, Alternatives, Reasons and Effects of the Merger,” “SPECIAL FACTORS — Position of the Buy-Out Group, Parent and Purchaser as to the Purposes, Alternatives, Reasons and Effects of the Merger,” and “THE MERGER AGREEMENT — Stock Options.”

Do I have any dissenters’ rights?

      No. Because of the nature of the consideration to be received in the merger, shareholders of Prab will not be entitled to statutory dissenters’ rights. See “THE MERGER — No Dissenters’ Rights.”

What are the tax consequences of the merger?

      The receipt of cash in exchange for shares of Prab common stock in the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. In general, you will recognize gain or loss equal to the difference between the cash you receive in the merger and your adjusted tax basis in your Prab common stock. Tax matters are very complex and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you. See “THE MERGER — Material U.S. Federal Income Tax Consequences.”

How will Parent finance the merger?

      Parent estimates that approximately $4,000,000 will be required to complete the merger and related transactions. Parent will finance the merger from cash and cash equivalents held by Prab at the closing and through bank financing. Simultaneously with the effectiveness of the merger, Parent will deposit with the exchange agent the funds necessary to consummate the merger. See “THE MERGER — Merger Financing.”

What are the conditions to the merger?

      If certain conditions are not satisfied or waived, the merger will not be completed, even if Prab shareholders vote to approve the merger agreement at the special meeting. See “THE MERGER AGREEMENT — Conditions to the Merger.” The conditions that must be satisfied or waived include, among others:

•	the material accuracy of the parties’ representations and warranties contained in the merger agreement and the performance, in all material respects, of all agreements that are required to be performed by them;

•	the approval of the merger agreement by the holders of a majority of the outstanding shares of Prab common stock;

•	the receipt of all material consents in connection with the merger;

•	the absence of a material adverse effect since the execution of the merger agreement; and

•	the absence of any injunction or order of any court or other governmental entity prohibiting the merger.

Can Prab consider other takeover proposals?

      Prab may provide non-public information to any third party concerning an acquisition proposal and engage in negotiations with any such party so long as the special committee determines in good faith after consultation with its financial advisor that such acquisition proposal is likely to lead to a superior offer (as defined in the merger agreement), the special committee concludes, in good faith, after consultation with its outside legal advisor that the failure to take such action would result in a breach of its fiduciary duties to

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Prab’s shareholders, Parent is notified of the identity of such person and that person executes a non-disclosure agreement with Prab.

      If a third party makes a superior offer, the board of directors and the special committee may consider it, approve it and recommend it to Prab shareholders. However, if the merger agreement is terminated because Prab has accepted a superior offer, Prab must reimburse Parent for all out-of-pocket fees and expenses incurred by Parent in connection with the merger and the related transactions, up to a maximum of $75,000 and may be liable for a termination fee of $150,000 in certain circumstances. See “THE MERGER AGREEMENT  — Notification of Acquisition Proposals,” “THE MERGER AGREEMENT — Termination” and “THE MERGER AGREEMENT — Fees and Expenses.”

Can the merger agreement be terminated?

      The merger agreement can be terminated at any time before the effective time of the merger in certain circumstances, including:

•	by mutual written consent of Parent and Prab;

•	by either Parent or Prab if the merger is not consummated by August 12, 2004;

•	by either Parent or Prab if any court or other governmental entity has restrained or prohibited the merger in a final and non-appealable order, decree or ruling;

•	by either Parent or Prab if Prab shareholders do not approve the merger agreement at the special meeting;

•	by Parent (prior to the vote of Prab shareholders) upon the occurrence of a triggering event (as defined in the merger agreement);

•	by either Parent or Prab if the other party has materially breached its representations, warranties or covenants; or

•	by Prab (prior to vote of Prab shareholders) to accept a superior offer and enter into a specified agreement concerning such superior offer.

      Prab may terminate the merger agreement according to the foregoing through the action of the board of directors, but in some circumstances only upon the recommendation of the special committee. See “THE MERGER AGREEMENT — Termination.”

      If the merger agreement is terminated under certain circumstances, Prab will be obligated to reimburse Parent for all out-of-pocket fees and expenses incurred by Parent in connection with the merger and the related transactions, up to a maximum of $75,000 and may be liable for a termination fee of $150,000 in certain circumstances. See “THE MERGER AGREEMENT — Fees and Expenses.”

Who must pay the fees and expenses relating to the merger?

      All fees and expenses relating to the merger will be paid by the party incurring them. However, Parent and Prab will share equally all fees and expenses (other than attorneys’ fees) incurred in connection with the filing, printing and mailing of this proxy statement and the Schedule 13E-3 to be filed with the SEC, including any amendments or supplements to either document.

      Prab must also reimburse Parent for all out-of-pocket fees and expenses incurred in connection with the merger and the related transactions, up to a maximum of $75,000, if (1) Prab validly terminates the merger agreement to accept a superior offer, or (2) Parent validly terminates the merger agreement upon the occurrence of a triggering event (as defined in the merger agreement). Prab will also be required to pay to Parent a termination fee of $150,000 less the amount of any sums already paid by Prab to Parent for reimbursement of expenses in the event the merger agreement is terminated either by Prab to accept a superior offer or by Parent upon the occurrence of a triggering event and within 270 days of such termination,

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the transaction contemplated by such superior offer or acquisition proposal (as defined in the merger agreement) is completed by Prab. See “THE MERGER AGREEMENT — Fees and Expenses.”

Fairness of the Merger and Conflicts of Interest

What is the Buy-Out Group’s current relationship with Prab?

      Mr. Herder has served as Chairman of Prab since 1999 and as Chief Executive Officer and President of Prab since 1991. Mr. Herder joined Prab in 1965 and has previously served as Prab’s Executive Vice President, General Manager of Conveyors and Chief Engineer. Mr. Thompson has served as the Vice President of Operations of Prab since 1994. As of the record date, the Buy-Out Group beneficially owned 143,297 shares of Prab common stock. Of such shares:

•	89,797 shares are held by Parent;

•	33,000 shares may be acquired by Mr. Herder through the exercise of stock options that are exercisable within 60 days of the record date; and

•	20,500 shares may be acquired by Mr. Thompson through the exercise of stock options that are exercisable within 60 days of the record date.

      The Buy-Out Group’s combined beneficial ownership (calculated in accordance with SEC rules, which assume the exercise of any stock options exercisable within 60 days) was approximately 9.5% of the outstanding shares of Prab common stock as of the record date. The shares of Prab common stock owned indirectly by the Buy-Out Group through Parent represented approximately 6.2% of the outstanding shares of Prab common stock as of the record date. All of Mr. Herder’s and Mr. Thompson’s stock options will expire immediately prior to the closing date of the merger. Both Mr. Herder and Mr. Thompson have indicated that they currently do not intend to exercise these options. On April 20, 2004, Mr. Thompson exercised an option to purchase 15,000 shares of Prab common stock. On April 21, 2004, Mr. Thompson contributed 15,000 shares of Prab common stock held of record by him to Parent. All shares of Prab stock held by Parent at the effective time of the merger will be cancelled and retired, will cease to exist and no merger consideration will be delivered in exchange therefore. See “THE MERGER — Interests of Certain Persons in the Merger; Potential Conflicts of Interest” and “INFORMATION ABOUT PRAB — Security Ownership of Certain Beneficial Owners.”

Do Prab’s directors and executive officers (other than Mr. Herder) have interests in the merger that are different from, or in addition, to mine?

      Yes. These interests include the following:

•	under the merger agreement, Parent has agreed to maintain Prab’s current directors’ and officers’ liability insurance policy for three years following the date of the merger and to cause Prab to indemnify current and former directors and officers for certain specified losses and liabilities; and

•	it is expected that certain other members of Prab’s management will continue in their positions after the merger.

      See “THE MERGER — Interests of Certain Persons in the Merger; Potential Conflicts of Interest” and “SPECIAL FACTORS — The Buy-Out Group’s Plans for Prab.”

What did the board of directors do to make sure that the merger consideration is fair?

      The board of directors formed a special committee, consisting of directors who are not and have never been officers or employees of Prab, Parent or Purchaser, to evaluate and negotiate the merger proposal and to examine alternatives and to make a recommendation to the board of directors. It is anticipated that no members of the special committee will be directors of Parent or Purchaser. The special committee members are William G. Blunt, James H. Haas, John W. Garside and Frederick J. Schroeder, Jr. See “SPECIAL FACTORS — Background of the Merger and Special Committee Proceedings.”

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Did the special committee receive any independent advice regarding the merger?

      Yes. The special committee independently selected and retained a financial advisor, Lincoln Partners, LLC (“Lincoln Partners”) and independent legal counsel, Varnum, Riddering, Schmidt & Howlett LLP (“Varnum”), to assist the special committee. The special committee received an opinion from Lincoln Partners as to the fairness of the merger consideration to unaffiliated Prab shareholders from a financial point of view, a copy of which opinion is attached as Appendix C to this proxy statement. See “SPECIAL FACTORS — Opinion of Financial Advisor to the Special Committee,” and “SPECIAL FACTORS — Background of the Merger and Special Committee Proceedings.”

What do the Buy-Out Group, Parent and Purchaser think of the merger?

      The Buy-Out Group, Parent and Purchaser believe that the merger is substantively and procedurally fair to unaffiliated Prab shareholders. See “SPECIAL FACTORS — Position of the Buy-Out Group, Parent and Purchaser as to the Fairness of the Merger to Unaffiliated Prab Shareholders.”

Voting and Proxy Procedures

Who may vote at the special meeting?

      You are entitled to vote at the special meeting in person or by proxy if you owned shares of Prab common stock at the close of business on [                    ], 2004, which is the record date for the special meeting. As of the record date, there were 1,448,610 shares of Prab common stock outstanding and entitled to be voted at the special meeting. You will have one vote for each share of Prab common stock you held on the record date. See “THE MERGER — Voting Rights; Quorum; Vote Required for Approval.”

What vote is required to approve the merger?

      Holders of a majority of the outstanding shares of Prab common stock must vote in favor of the approval of the merger agreement or else the merger will not occur. Because a broker, bank or other nominee cannot vote without instructions, your failure to give instructions has the same effect as a vote against the merger. The shares of Prab common stock owned indirectly by the Buy-Out Group through Parent represented approximately 6.2% of the outstanding shares of Prab common Stock as of the record date. As a result, the affirmative vote of the holders (other than the Buy-Out Group and Parent) of approximately 43.9% of the outstanding shares of Prab common stock as of the record date, or approximately 634,509 shares of Prab common stock, is required to approve the merger agreement. See “THE MERGER  — Voting Rights; Quorum; Vote Required for Approval.”

Who is soliciting my proxy?

      Prab’s board of directors, including Mr. Herder, is soliciting proxies to be voted at the special meeting. Prab’s directors, officers and employees may assist Prab in soliciting proxies, but will not be specifically compensated for their services. See “THE MERGER — Proxy Solicitation.”

What do I need to do now?

      You should read this proxy statement carefully, including its appendices, and consider how the merger affects you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting. See “THE MERGER — Voting Rights; Quorum; Vote Required for Approval.”

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May I change my vote after I have mailed my signed proxy card?

      Yes. You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways:

•	First, you can send a written notice to Prab’s corporate secretary, Eric V. Brown, Jr., stating that you would like to revoke your proxy.

•	Second, you can complete and submit a new proxy card with a later date than the proxy card you wish to revoke.

•	Third, you can attend the meeting and vote in person. Your attendance at the special meeting will not alone revoke your proxy — you must vote at the meeting.

      If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. See “THE MERGER — Voting and Revocation of Proxies.”

Should I send in my stock certificates now?

      No. After the merger is completed, you will receive written instructions for exchanging your shares of Prab common stock for the merger consideration. See “THE MERGER — Payment of Merger Consideration of Surrender of Stock Certificates.”

Getting More Information

Are there other documents relating to the merger of which I should be aware?

      The SEC requires all affiliated parties involved in transactions such as the merger to file with it a transaction statement on Schedule 13E-3. Prab, Mr. Herder, Mr. Thompson, Parent and Purchaser have filed a transaction statement on Schedule 13E-3 with the SEC, copies of which are available without charge at its website at www.sec.gov. See “OTHER MATTERS — Available Information.”

Who can help answer my questions?

      If you would like additional copies of this proxy statement (which copies will be provided to you without charge) or if you have questions about the merger, including the procedures for voting your shares of Prab common stock, you should contact Robert W. Klinge, Investor Relations Manager, 5944 East Kilgore Road, Kalamazoo, Michigan 49048, (269) 382-8280.

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INTRODUCTION

      This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Prab, for a special meeting of Prab shareholders to be held on [                    ], 2004, at 10:00 a.m., local time, at [                    ] located at [                    ], or at any adjournment or postponement of the special meeting. Shares of Prab common stock represented by properly executed proxies received by Prab will be voted at the special meeting or any adjournment or postponement of the special meeting in accordance with the terms of those proxies, unless revoked.

      At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement entered into by Prab, Parent and Purchaser, under which Purchaser will be merged with and into Prab. At the effective time of the merger, the separate corporate existence of Purchaser will cease, and Prab will survive as a wholly-owned subsidiary of Parent.

      In the merger, each outstanding share of Prab common stock will be converted into the right to receive $2.40 in cash (other than shares held by Parent and Purchaser). All stock options that are outstanding at the effective time of the merger will be cashed-out by Parent in an amount equal to the product of (1) the excess of $2.40 over the exercise price per share of such stock option and (2) the number of shares of Prab common stock issuable upon the exercise of such stock option. Shares held by Parent and Purchaser will be canceled without payment.

SPECIAL FACTORS

Position of Prab as to the Fairness of the Merger to Unaffiliated Prab Shareholders

      In reaching its decision to recommend the merger to the board of directors, the special committee consulted with its financial advisor and legal counsel, reviewed a significant amount of procedural and financial information, received a fairness opinion and the comprehensive valuation book and subsequent revisions to the comprehensive valuation book which revisions did not change the fairness opinion from Lincoln Partners, and considered a number of factors, including the following:

•	alternatives to the merger including the possibility of continuing to operate Prab as a stand-alone public entity and the risks associated with that alternative, including but not limited to the possibility of a hostile transaction and the significant costs associated with Prab’s continued compliance with the Sarbanes-Oxley Act of 2002;

•	that the merger will provide a source of liquidity for Prab shareholders (other than the Buy-Out Group, Parent and Purchaser) not otherwise available in the time frame proposed in the merger agreement;

•	that the $2.40 per share to be paid as the consideration in the merger represents a premium of 57.9% and 70.2% respectively, over the average ask price of the shares during the six months and twelve months ending on July 22, 2003, the last trading day preceding the public announcement that Prab was considering strategic alternatives and had received an offer from Parent. In addition, the $2.40 per share implies a 9.1% premium to Prab’s December 12, 2003 closing ask share price of $2.20;

•	the $2.40 per share to be paid as the consideration in the merger represents a premium of between 41.2% and 135.3% over the various purchase prices paid by Prab in the various purchases made by Prab of its common stock during 2002 and 2003;

•	the cash value per share and book value per share of the Prab common stock did not accurately or adequately reflect Prab’s obligations for any costs that would be incurred in connection with a liquidation of Prab, including costs associated with (1) transaction and legal expenses incurred in connection with a liquidation, (2) continuation of director and officer insurance, (3) unfunded liabilities of the pension plan, and (4) requirement for operating capital;

•	the financial presentations made by Lincoln Partners and the written opinion of Lincoln Partners to the special committee to the effect that, as of December 12, 2003, and based on and subject to the factors

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and assumptions set forth in the written opinion, the per share merger consideration is fair, from a financial point of view, to unaffiliated Prab shareholders;

•	the responses that Lincoln Partners received from the interested parties concerning a possible transaction involving Prab and the relatively low likelihood of completing an alternative transaction at a value to shareholders in excess of $2.40 for each outstanding share of Prab common stock on a fully-diluted basis;

•	historical prices, limited trading volume, volatility and trading information with respect to shares of Prab common stock;

•	the fact that, pursuant to the merger agreement, Prab may provide non-public information to any third party concerning an acquisition proposal and engage in negotiations with any such party so long as the special committee determines, in good faith, after consultation with its financial advisor that such acquisition proposal is likely to lead to a superior offer, the special committee concludes, in good faith, after consultation with its outside legal advisor that the failure to take such action would result in a breach of its fiduciary duties to Prab shareholders, Parent is notified of the identity of such person and that person executes a non-disclosure agreement with Prab; and

•	the terms of the merger agreement, including the parties’ representations, warranties and covenants, and the conditions to the parties’ respective obligations.

      This list is not exhaustive but includes the material factors considered by the special committee. In view of the variety of factors considered and in connection with its evaluation of the merger, the special committee did not quantify, weigh or assign relative values to the specific factors considered in reaching its recommendation. Instead, the special committee made its recommendation based on the totality of the information presented to and considered by it. The special committee also took into consideration potential risks and rewards associated with the merger versus a continued investment in shares of Prab common stock, and concluded that the potential benefits of the merger outweighed those risks with a continued investment.

      After considering the foregoing factors, the other information available to it, and after numerous meetings and discussions, the special committee unanimously (1) determined that it is advisable and in the best interest of unaffiliated Prab shareholders to enter into the merger agreement and the transactions contemplated thereby and (2) recommended that the board of directors adopt and declare advisable the merger agreement and the transactions contemplated thereby.

      The special committee and the board of directors believe that the proposed merger is both substantively and procedurally fair to unaffiliated Prab shareholders based on their assessment of all of the factors recited above.

      The special committee believes that the merger is procedurally fair based on the following facts:

•	the terms of the merger agreement were negotiated by a four-person special committee of the board, no member of which is an interested party in the transaction or otherwise affiliated with the Buy-Out Group, Parent or Purchaser;

•	the board of directors that adopted the merger agreement consists of directors who are not interested parties in the transaction and who are not otherwise affiliated with the Buy-Out Group, Parent or Purchaser, and each of whom has voted to declare the merger advisable and to recommend it to the shareholders for their approval; and

•	the merger agreement permits Prab to provide non-public information to interested third parties and to engage in negotiations with such parties as long as Prab complies with the terms of the merger agreement.

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      The special committee believes that the merger is substantively fair because of all of the factors discussed above, but, in particular, the following facts:

•	the $2.40 per share merger consideration to be paid to Prab shareholders in the merger represents a premium of 70.2% over the average ask price of shares of Prab common stock over the 12-month period ending July 22, 2003, the last trading day proceeding the announcement that Prab was considering strategic alternatives and had received an offer from Parent;

•	the $2.40 per share to be paid as the consideration in the merger represents a premium of between 41.2% and 135.3% over the various purchase prices paid by Prab in the various purchases made by Prab of its common stock during 2002 and 2003;

•	the special committee received advice from its financial advisor, Lincoln Partners, and written opinion that as of December 12, 2003, the per share merger consideration is fair, from a financial point of view, to unaffiliated Prab shareholders; and

•	no superior offer emerged prior to the execution of the merger agreement despite communications of interest received from third parties and various public disclosures concerning the possible sale of Prab.

      Despite communications of interest received from third parties and various public disclosures concerning the possible sale of Prab, Prab received no superior offer than that of Parent and, since the public announcement of the merger agreement, no superior offer has emerged.

      While the special committee did not independently consider the going concern value of Prab, it considered and adopted the discounted cash flow analysis performed by Lincoln Partners. With respect to liquidation value, the special committee concluded that the assets and liabilities stated on the balance sheet did not reflect the true value that might be achieved by shareholders either in liquidation or in a sale of Prab and, as such, would not provide a useful comparison for assessing the fairness of the $2.40 per share consideration. In particular, the balance sheet did not reflect certain liabilities of Prab, including the following:

•	continuation of director and officer insurance;

•	the unfunded liabilities of the pension plan if the plan were terminated;

•	use of operating cash between the execution of an acquisition transaction and its closing or, in the alternative, until the liquidation event; and

•	transaction and legal expenses incurred in connection with an acquisition or liquidation.

      In addition, the special committee considered that net book value, which is based on the historical cost value of Prab’s assets, also would not provide a fair value for the business as compared to current period measurements of Prab’s operational performance, such as EBITDA and earnings per share.

      The special committee took numerous steps to achieve the highest possible offer for Prab in negotiations with Parent after receiving Parent’s original proposal. These included, but were not limited to:

•	issuing a press release on August 22, 2003 to publicly disclose that Prab had retained a financial advisor to explore possible strategic alternatives, including a sale of Prab;

•	including terms in the merger agreement that allow Prab to provide information to and to entertain offers from alternative buyers;

•	maintaining contact, through its legal and financial advisors, with each entity which expressed an interest in Prab;

•	providing complete executive summary information and follow-up data as requested, and providing an opportunity for every interested party to visit the Prab facilities and meet with management; and

•	meeting frequently to evaluate every contact received from prospective bidders and to review the progress of the legal and financial advisors in providing analyses and documentation required by the special committee and prospective bidders.

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      The board of directors believes that the merger is procedurally fair based on the following facts:

•	the special committee determined that the merger agreement and the merger are advisable and in the best interest of unaffiliated Prab shareholders;

•	the terms of the merger agreement were negotiated by a four-person special committee of the board, no member of which is an interested party in the transaction or otherwise affiliated with the Buy-Out Group, Parent or Purchaser;

•	the board of directors that adopted the merger agreement consists of directors who are not interested parties in the transaction and who are not otherwise affiliated with the Buy-Out Group, Parent or Purchaser, and each of whom has voted to declare the merger advisable and to recommend it to Prab shareholders for their approval; and

•	the merger agreement permits Prab to provide non-public information to interested third parties and to engage in negotiations with such parties as long as Prab complies with the terms of the merger agreement.

      The board of directors believes that the merger, the merger agreement and the related transactions are procedurally fair to and in the best interests of the unaffiliated Prab shareholders for all of the reasons set forth above even though no disinterested representative, other than the special committee and its legal and financial advisors, was retained to act solely on behalf of Prab’s unaffiliated shareholders and no separate vote of Prab’s unaffiliated shareholders will be conducted. In addition, with respect to procedural fairness, the board of directors established a special committee, consisting of four independent directors.

      The board of directors believes that it was not necessary to retain a disinterested representative to negotiate on behalf of unaffiliated Prab shareholders or to structure the merger to require approval of at least a majority of unaffiliated shareholders because:

•	the board of directors established a special committee of directors, consisting of directors who are not employees of Prab, have no relationship with Parent or Purchaser and who will not have any continuing interest in or other relationship with Prab as the surviving corporation, to negotiate the terms of the merger;

•	the special committee retained an independent financial advisor, who delivered its opinion that subject to the assumptions, qualifications and limitations set forth in the opinion, as of December 12, 2003, the consideration to be received by the unaffiliated Prab shareholders in the merger is fair, from a financial point of view, to these shareholders; and

•	the merger agreement was approved by all directors of Prab who are not employees of Prab, have no relationship with Parent or its investors, and who will not have any continuing interest in or other relationship with Prab as the surviving corporation.

      The board of directors believes that the merger is substantively fair because of all of the factors discussed above, but, in particular, because of the following facts:

•	the $2.40 per share merger consideration to be paid to Prab shareholders in the merger represents a premium of 70.2% over the average ask price of shares of Prab common stock over the 12-month period ending July 22, 2003, the last trading day proceeding the announcement that Prab was considering strategic alternatives and had received an offer from Parent;

•	the $2.40 per share to be paid as the consideration in the merger represents a premium of between 41.2% and 135.3% over the various purchase prices paid by Prab in the various purchases made by Prab of its common stock during 2002 and 2003;

•	the special committee received advice from its financial advisor, Lincoln Partners, and a written opinion that as of December 12, 2003 the per share merger consideration is fair, from a financial point of view to unaffiliated Prab shareholders; and

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•	no superior offer emerged prior to the execution of the merger agreement despite communications of interest received from third parties and various public disclosures concerning the possible sale of Prab.

Approval of Directors and Recommendation of the Board of Directors

      At a meeting held on December 12, 2003, the board of directors (with Mr. Herder abstaining because of the reasons noted below and above):

•	determined that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interests of, unaffiliated Prab shareholders;

•	adopted and declared advisable the merger agreement and the transactions contemplated by it; and

•	determined to recommend that Prab shareholders vote FOR approval of the merger agreement at the special meeting.

      The directors voting to adopt the merger agreement, Messrs. Brown, Blunt, Garside, Haas and Schroeder, are all independent directors and are not and have never been employees of Prab, Parent or Purchaser. Mr. Brown, however, is a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C., which firm has been general legal counsel to Prab for over forty years. Mr. Herder abstained from the vote because of his personal interest in the merger agreement and the transactions contemplated by it.

      In reaching these conclusions, the board of directors considered the unanimous recommendation and analysis of the special committee, as described above, and adopted such recommendation and analysis in reaching the determination as to the fairness of the transactions contemplated by the merger agreement.

Opinion of Financial Advisor to the Special Committee

      Pursuant to a letter agreement effective as of August 7, 2003, the special committee engaged Lincoln Partners to act as financial advisor to Prab. Lincoln Partners focuses on providing merger and acquisition, private capital raising, and financial advisory services to middle market companies with a focus on selected industries, including manufacturers of capital products and general industrial products. In this capacity, Lincoln Partners is continually engaged in valuing these businesses as well as assisting clients in acquiring, selling and financing such companies. The special committee selected Lincoln Partners based on Lincoln Partners’ reputation and experience with companies and industries similar to Prab. At the meeting of the special committee on December 12, 2003, Lincoln Partners rendered its opinion that, as of December 12, 2003, based upon and subject to the various factors and assumptions described in the Lincoln Partners opinion, the per share merger consideration to be received by Prab shareholders under the merger agreement was fair, from a financial point of view, to unaffiliated Prab shareholders.

      Lincoln Partners’ opinion, which describes the assumptions made, matters considered and limitations on the review undertaken by Lincoln Partners, is attached as Appendix C to this proxy statement. Prab shareholders are urged to, and should, read the Lincoln Partners opinion carefully and in its entirety. The Lincoln Partners’ opinion is directed to the special committee and addresses only the fairness of the merger consideration from a financial point of view to unaffiliated Prab shareholders, as of the date of the opinion. Lincoln Partners’ opinion speaks only as of December 12, 2003 and is for the information of the special committee in connection with its consideration of the merger and does not constitute a recommendation to any holder of Prab common stock as to how such holder should vote on the merger at the special meeting of Prab shareholders. The summary of the Lincoln Partners opinion set forth in this proxy statement, although materially complete, is qualified in its entirety by reference to the full text of such opinion, a copy of which is attached as Appendix C to this proxy statement.

      In connection with rendering its opinion, Lincoln Partners, among other things:

•	Reviewed Prab’s Form 10-KSB for the fiscal years ended October 31, 1998 — 2002;

•	Reviewed Prab’s Form 10-QSB for the quarterly periods ended April 30, 2003 and July 30, 2003;

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•	Reviewed internal, unaudited financial statements for Prab for the period ended September 30, 2003, and for the year ended October 31, 2003;

•	Reviewed financial projections for the year ended October 31, 2004 prepared by Prab’s management;

•	Held discussions with members of the senior management of Prab regarding Prab’s business and financial historical performance, future prospects, Prab’s competitive position and industry trends;

•	Analyzed public information with respect to certain other companies in lines of business Lincoln Partners believed to be generally comparable to the business of Prab, in whole or in part;

•	Analyzed information regarding publicly available financial terms of certain other business combinations Lincoln Partners deemed relevant;

•	Reviewed existing and historical market prices of Prab’s common stock;

•	Held discussions and furnished non-public information concerning Prab to parties that expressed an interest in acquiring Prab;

•	Reviewed certain other publicly available information, including economic, industry and investment information Lincoln Partners deemed relevant; and

•	Reviewed the final proposal received from Parent and the merger agreement.

      Lincoln Partners developed its draft comprehensive valuation book and the background for its fairness opinion during October and November, 2003, using the most recent performance information available, which was Prab’s unaudited financial statements through September 30, 2003. Subsequent to rendering its fairness opinion on December 12, 2003, Lincoln Partners received Prab’s unaudited financial results for the year ended October 31, 2003. In order to ensure that the fiscal year end information had been included in its preparation of the final comprehensive valuation report, Lincoln Partners reviewed and analyzed the unaudited October 31, 2003 financials. Lincoln Partners determined that although the October 31, 2003 results were significantly higher than had been projected from the unaudited September 30, 2003 results, the increase was more than offset by corrections to the cash position of Prab, taking into account cash required for operating capital, customer deposits, under-funding of the pension fund, and costs associated with the going private process. After completing this review, Lincoln Partners prepared a revision letter for the special committee and provided an updated summary of Lincoln Partner’s valuation process. Lincoln Partners met with the committee on January 27, 2004, and discussed in detail their review process and the results. Lincoln Partners affirmed their conclusion that their fairness opinion of December 12, 2003 remained unaffected by their review and adjustments.

      Prab’s audited October 31, 2003, financials became available after Lincoln Partner’s review process had been completed. The audited results contained various adjustments which had the effect of reducing EBITDA below the level indicated by the unaudited October 31, 2003 results. The audited results therefore had the effect of reducing per share value calculations, and of re-confirming the fairness of the $2.40 per share price.

      In rendering its opinion, Lincoln Partners relied upon and assumed the accuracy and completeness of the financial information considered in its review, whether from public or private sources (including Prab), and did not assume responsibility for independent verification of such information. Lincoln Partners’ opinion assumes that information and representation made by management regarding Prab are accurate in all material respects and that forecasts and projections furnished by Prab have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Prab’s management as to the future financial condition and operating results of Prab. Lincoln Partners did not make or obtain an independent valuation or appraisal of any of the assets, liabilities or solvency of Prab. Lincoln Partners’ opinion is necessarily based upon current general economic, financial, market and other conditions as of December 12, 2003 and must be considered in that context.

      Lincoln Partners was not requested to, nor did it seek, third party indications of interest for all or part of Prab. Lincoln Partners was not requested to consider the relative merits of the transaction as compared to any

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alternative business strategies that may exist for Prab or the effect of any other transaction in which Prab may engage. Lincoln Partners relied as to all legal matters on advice of counsel to the special committee.

      The following is a summary of the material financial analyses performed by Lincoln Partners in preparing its opinion:

      Comparable Public Company Analysis. Lincoln Partners reviewed and compared certain financial information relating to Prab to corresponding financial information, ratios and public market multiples for certain publicly traded companies believed to be generally comparable to Prab. The comparable companies selected by Lincoln Partners were Cascade Corp., Columbus McKinnon, Inc., Key Technology, Inc., Paragon Technologies, Inc., and Quipp, Inc.

      Among the information Lincoln Partners considered were sales, earnings before interest, taxes, depreciation and amortization (“EBITDA”), free cash flow (defined as EBITDA less capital expenditures), and book value. The operating results and the corresponding derived multiples for the comparable companies were based on each company’s most recent publicly disclosed financial information and closing share prices as of December 11, 2003. The Lincoln Partners’ analysis is summarized below:

	High	Low

Total Enterprise Value/ EBITDA	8.7	5.2
Total Enterprise Value/ Book Value	2.3	1.1

      None of the selected companies is identical to Prab. Accordingly, any analysis of the selected comparable publicly traded companies necessarily involved complex consideration and judgments concerning the differences in the businesses, operations, financial conditions and future prospects that would necessarily affect the analysis of trading multiples of the selected comparable publicly traded companies.

      In its analysis, Lincoln Partners considered certain other characteristics of each comparable company including size, primary end markets served, technological complexity of products, and historical and current profitability levels, among others, and compared these factors to Prab. All of the sample companies were either larger than Prab, served less cyclical end markets, manufactured more technologically complex products or demonstrated higher historical and/or current profitability levels than Prab. Based on this analysis, Lincoln Partners believed that each of the sample companies would be likely to trade at multiples higher than Prab. As a result, Lincoln Partners used the lower quartile of ranges for the sample group and applied this range to Prab. The lower quartile of ranges for the sample group, based on a multiple of total enterprise value to EBITDA, was 5.2x to 6.1x. The lower quartile of ranges for the sample group, based on a multiple of total enterprise value to book value, was 1.1x to 1.4x.

      Based upon the October 31, 2003 unaudited financial results, Lincoln Partners applied the valuation range and calculated implied valuation ranges for Prab, recognizing the limitations of the comparable industry valuation method. Using the valuation range based on Total Enterprise Value to EBITDA yielded a share price range of $2.60 — $3.00. Using the valuation range based on Total Enterprise Value to Book Value yielded a share price range of $2.46 — $3.05 for Prab.

      Comparable Transaction Analysis. Lincoln Partners performed an analysis of selected business combinations in the materials handling industry based on publicly available information and certain information proprietary to Lincoln Partners. In total, Lincoln Partners examined seven transactions that were chosen based on Lincoln Partners’ judgment that they were generally comparable, in whole or in part, to the proposed transaction. Two of the transactions involved companies that were represented, and sold, by Lincoln Partners. In order to maintain the confidentiality of these two transactions, they are referred to as Conveyor Company A and Conveyor Company B. The seven transactions examined were as follows (target/acquirer):

•	Grove Worldwide/ Manitowoc Company, Inc.

•	Blue Giant/ TBM Holdings, Inc.

•	Lee Engineering Co., Inc./ TBM Holdings, Inc.

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•	Long Reach Holdings, Inc./ TBM Holdings, Inc.

•	Ermanco, Inc./ Paragon Technologies

•	Conveyor Company A/ Financial Sponsor

•	Conveyor Company B/ Financial Sponsor

      Lincoln Partners considered the total enterprise values for the target companies compared to the last twelve months’ EBITDA preceding the transaction and book value, as calculated based on publicly available information most comparable to the closing date. A summary of Lincoln Partners’ analysis is provided below:

	High	Low

Total Enterprise Value/ EBITDA	8.0	5.1
Total Enterprise Value/ Book Value — all sample transactions	5.3	1.0
Total Enterprise Value/ Book Value — most representative transactions	1.6	1.0

      Because the reasons for and the circumstances surrounding each of the transactions analyzed were so diverse and because of the inherent differences in the businesses, operations, and financial conditions of the prospects of Prab and the businesses, operations, and financial conditions of the companies included in the industry transactions group, Lincoln Partners believed that a purely quantitative comparable transaction analysis would not be particularly meaningful in the context of the transaction. Lincoln Partners believed that the appropriate use of an industry transaction analysis in this instance involved qualitative judgments concerning the differences between the characteristics of these transactions and the Prab transaction.

      Lincoln Partners further analyzed each of the sample transactions, taking into consideration differences in businesses, operations, and financial conditions of each individual transaction. Of the sample group, four transactions involved companies that, like Prab, suffered from uneven earnings performance and relatively low, and sometimes negative, EBITDA margins. These four transactions were Grove Worldwide, Blue Giant, Lee Engineering Co., Inc. and Long Reach Holdings, Inc. Lincoln Partners believed these four transactions were more comparable to Prab and calculated a valuation range based on book value for these four transactions. The valuation range for these four transactions was 1.0x to 1.6x which was applied to Prab. This analysis yielded a share price range of $2.26 to $3.45. Based upon the unaudited October 31, 2003 financial results, Lincoln Partners applied the valuation range based on EBITDA of 5.1x to 8.0x to Prab. This analysis yielded a share price range of $2.55 to $3.84 for Prab.

      Discounted Cash Flow Analysis. Lincoln Partners performed a discounted cash flow analysis of Prab’s projected future cash flows for the period commencing November 1, 2003 and ending October 31, 2008. This analysis assumes that Prab continues to operate as a going concern. Due to the nature of Prab’s business, which can involve a single order of significant dollar value, year-to-year results for Prab can vary widely. Therefore, Lincoln Partners calculated a five year average of Prab’s earnings to use as the basis of the discounted cash flow analysis. As part of its analysis, Lincoln Partners also assumed, among other things, discount rates of 13.0% — 14.0% and applied a 1.0% perpetuity growth rate to estimate the residual value of Prab at the end of the forecast period. The discounted cash flow analysis conducted by Lincoln Partners produced a share price range of $2.02 to $2.17 for Prab.

      Transaction Premium Analysis. Lincoln Partners reviewed the generic data regarding publicly available transactions with a purchase price of $25.0 million or less completed between 1998 and 2002 which was contained on page 26, Table I — 20, in the Mergerstat Review 2003, a publication of Factset Mergerstat, LLC. The Mergerstat Review 2003 data did not provide details regarding individual transactions; rather, it provided summary information of 457 transactions, with a yearly sample size range of 55 transactions to 114 transactions. All of the transactions had a purchase price of $25.0 million or less and were completed between 1998 and 2002. This data excluded transactions involving negative premiums. The five year average premium offered for the sample group was 44.8%. Lincoln Partners then applied the average premium of 44.8% to the 30 day average trading price of Prab’s common stock prior to announcement date which implied a share price of $2.36 for Prab.

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      Other Factors. In addition to the analytical methods described above, Lincoln Partners also considered a variety of other quantitative and qualitative factors in evaluating the fairness of this transaction. At a total transaction value of $3.7 million, the Prab transaction was smaller than all of the comparable companies and comparable transactions included in the analysis. In fact, the sample groups of comparable companies and comparable transactions included several companies significantly larger than Prab. Lincoln Partners noted that, in general, smaller transactions typically trade at lower multiples than larger transactions.

      Also, Lincoln Partners considered that the initial offer for Prab was received more than four months before the merger agreement was executed. During this time, Prab was approached by eleven interested parties. All eleven parties executed confidentiality agreements and received certain non-public information on Prab. The parties were all afforded the opportunity to ask questions about Prab, to visit Prab’s facilities and to meet with Prab management. Only one buyer (SFG) elected to visit Prab and meet with management. At the end of this process, the special committee received only one final, written offer for Prab. No other strategic or financial buyer provided a final, written offer for Prab, although one buyer (SFG) indicated its interest regarding a transaction with Prab, but indicated any offer would be at or below $2.20 per share.

      General. The preparation of an opinion regarding fairness is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances of a transaction. Therefore, such an opinion is not readily susceptible to partial analysis or summary description. The preparation of a fairness opinion does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but rather requires Lincoln Partners to exercise its professional judgment, based on its experience and expertise, in considering a wide variety of analyses taken as a whole. Each of the analyses conducted by Lincoln Partners was carried out in order to provide a different perspective on the proposed transaction and add to the total mix of available information. Lincoln Partners did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion about the fairness of the transaction. Rather, in reaching its conclusion, Lincoln Partners considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. Lincoln Partners did not place particular reliance or weight on any particular analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors considered by it, Lincoln Partners believes that its analyses must be considered as a whole and that selecting portions of its analysis and factors considered by it, without considering all analyses and factors, may create an incomplete view of the evaluation process underlying its opinion. No company or transaction used in the analyses, as a comparison, is directly comparable to Prab or the transaction. In performing its analyses, Lincoln Partners made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by Lincoln Partners are not necessarily indicative of future actual values and future results, which may be significantly more or less favorable than suggested by such analyses.

      Lincoln Partners is a nationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, leveraged buyouts and valuations for corporate and other purposes. The special committee selected Lincoln Partners based on its qualifications and expertise in providing financial advice to companies and its reputation as a nationally recognized investment banking firm.

      Fees Payable to Lincoln Partners. Upon delivery of the fairness opinion, Prab was obligated to pay Lincoln Partners a fee of $75,000. Prab paid Lincoln Partners a non-refundable retainer of $10,000 each month for the months of August and September of 2003 and $5,000 per month through March 2004. Prab has already paid Lincoln Partners fees of $125,000. Accordingly, Lincoln Partners will not be entitled to receive any additional fees in connection with the merger except for fees relating to Prab’s reimbursement of Lincoln Partners for its reasonable expenses, including travel-related, telephone, facsimile, duplication, printing, courier and other similar expenses. The terms of the fee arrangement with Lincoln Partners, which Prab and Lincoln Partners believe are customary in transactions of this nature, were negotiated at arm’s length between Prab and Lincoln Partners, and the special committee was aware of the nature of the fee arrangement.

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Position of Prab as to the Purposes, Alternatives, Reasons and Effects of the Merger

      Purpose. The merger will enable the Buy-Out Group to acquire indirect control of Prab, while providing liquidity for, and maximizing the value to be received by, Prab’s other shareholders.

      Alternatives. The board of directors and the special committee have over a period of time considered various strategic alternatives for the purpose of increasing value for Prab shareholders, including engaging in a strategic merger, selling Prab, selling certain of Prab’s assets and continuing to operate Prab as a stand-alone entity. The alternatives considered by the special committee are further described under “SPECIAL FACTORS — Background of the Merger and Special Committee Proceedings” and “SPECIAL FACTORS — Position of Prab as to the Fairness of the Merger to Prab Shareholders.”

      Reasons. Having considered the alternatives mentioned above, in July, 2003, the board of directors determined to actively review a potential sale of Prab. The process conducted from August, 2003 through December, 2003 did not result in any proposals superior to Parent’s proposal, and no superior proposals have been made since Prab entered into the merger agreement with Parent. The special committee’s reasons for recommending approval and adoption of the merger and merger agreement are further described under “SPECIAL FACTORS  — Background of the Merger and Special Committee Proceedings” and “SPECIAL FACTORS — Position of Prab as to the Fairness of the Merger to Prab Shareholders.” As discussed above under “SPECIAL FACTORS — Approval of Directors and Recommendation of the Board of Directors,” Prab’s board of directors concluded that the opportunity to achieve $2.40 per share in the merger at this time was a superior alternative to remaining a publicly traded company. Prab’s board of directors also believes that Prab’s common stock has been undervalued in the public market. As a result of the relatively small size of Prab and the niche industry in which it operates, the board of directors believes that Prab has not been able to realize fully the benefits of public company status. At the same time, Prab’s public company status imposes a number of limitations on Prab and its management in conducting its operations.

      Effects. As a result of the merger, the Buy-Out Group will indirectly control Prab through its control of Parent. If the merger occurs, Prab shareholders (other than Parent, Purchaser and the Buy-Out Group) will no longer have any equity interest in Prab and instead will have only the right to receive the $2.40 in cash consideration under the merger agreement. See “THE MERGER — Payment of Merger Consideration and Surrender of Stock Certificates.” All stock options that have not been exercised before completion of the merger will be cashed out by Parent. See “THE MERGER AGREEMENT — Stock Options.”

      Prab common stock is expected to continue to be listed and traded on the Over-the-Counter Bulletin Board until the merger is completed. However, after the merger, Prab common stock will cease to be traded on the Over-the-Counter Bulletin Board or any other securities market. In addition, registration of Prab common stock under the Exchange Act will be terminated and Prab will cease filing periodic and annual reports with the SEC. This termination will make certain provisions of the Exchange Act, such as Section 13 regarding the periodic filing requirements mentioned above, the short-swing profit recovery provisions of Section 16(b) and the requirement of furnishing a proxy or information statement in connection with shareholders’ meetings, no longer applicable to Prab.

      If the merger occurs, Prab shareholders will receive $2.40 in cash for each outstanding share of Prab common stock (other than shares owned by Parent and Purchaser).

      The primary benefits of the merger agreement and the merger to unaffiliated Prab shareholders include the following:

•	the $2.40 per share merger consideration to be paid to Prab shareholders in the merger represents a premium of 70.2% over the average ask price of shares of Prab common stock over the 12-month period ending July 22, 2003, the last trading day proceeding the announcement that Prab was considering strategic alternatives and had received an offer from Parent;

•	provide a source of liquidity that might not otherwise be available to Prab shareholders on the time frame proposed in the merger agreement;

•	eliminate exposure to fluctuations, up or down, in market value of shares of Prab common stock; and

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•	allow Prab shareholders to pursue other investment alternatives with the cash proceeds from the merger.

      The primary risks and detriments of the merger agreement and the merger to unaffiliated Prab shareholders include the following:

•	they will no longer have an equity interest in Prab and therefore will not benefit from any increase in the future earnings, growth or value of Prab;

•	the receipt of cash consideration will be a taxable transaction for federal income tax purposes; and

•	if the merger does not occur, Prab will have incurred various fees and expenses associated with the merger agreement and the merger.

Position of the Buy-Out Group, Parent and Purchaser as to the Fairness of the Merger to Unaffiliated Prab Shareholders

      The Buy-Out Group, Parent and Purchaser believe that the merger and the consideration to be paid to Prab shareholders (other than shares owned by Parent and Purchaser) is fair to unaffiliated Prab shareholders. In determining the fairness of the merger and the consideration to be paid to unaffiliated Prab shareholders, the Buy-Out Group, Parent and Purchaser considered a number of factors including the following:

•	the consideration to be paid to the holders of Prab common stock in the merger represents a premium of approximately 57.9% and 70.2%, respectively, over the average ask price of the shares during the six months and twelve months ending on July 22, 2003, the last trading day preceding the announcement that the Buy-Out Group was in negotiations to acquire Prab. The Buy-Out Group, Parent and Purchaser believe that these time periods most accurately reflect the market conditions currently affecting Prab and that trading prices following the public announcement on July 22, 2003 are not relevant, because the stock price increased significantly following the announcement. The Buy-Out Group, Parent and Purchaser also considered that during the entire twelve month period prior to the announcement on July 22, 2003, shares of Prab common stock never traded above $1.70;

•	the $2.40 per share to be paid as the consideration in the merger represents a premium of between 41.2% and 135.3% over the various purchase prices paid by Prab in the various purchases made by Prab of its common stock during 2002 and 2003;

•	changes in the manufacturing industry that occurred during the past three years;

•	despite communications of interest from third parties and public disclosures concerning the possible sale of Prab, the process conducted from August 2003 through December 2003 did not result in any proposal superior to Parent’s proposal;

•	after a thorough review with independent financial and legal advisors and the receipt of a fairness opinion, the special committee, which consisted of directors who are not employees of Prab or affiliated with the Buy-Out Group, Parent or Purchaser, unanimously recommended that the board of directors adopt the merger agreement;

•	upon the recommendation of the special committee and other considerations, the board of directors determined that the merger is advisable and fair to and in the best interests of Prab’s unaffiliated shareholders, and adopted the merger agreement;

•	the special committee received a written fairness opinion, dated December 12, 2003, from Lincoln Partners stating that, subject to the various assumptions and limitations set forth in that opinion, as of the date thereof, the per share merger consideration to be received by Prab shareholders (other than Parent and Purchaser) in the merger is fair to unaffiliated Prab shareholders from a financial point of view, as further described under “SPECIAL FACTORS — Opinion of Financial Advisor to the Special Committee;”

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•	the merger agreement was negotiated at arm’s length with the special committee, which acted independently, with the assistance of financial and legal advisors, and on behalf of Prab shareholders;

•	the merger agreement contains a number of procedural safeguards that would apply if Prab receives, prior to the special meeting of shareholders, a proposal by a third party relating to the possible acquisition of Prab or any material portion of Prab’s voting securities or assets. Under those circumstances, if the special committee determines that the proposal is more favorable to Prab shareholders than the terms of the merger and provided that the board of directors, upon recommendation of the special committee, approves or recommends such proposal, Prab may terminate the merger agreement. If this occurs, Prab will be obligated to reimburse Parent for its out-of-pocket fees and expenses incurred by Parent in connection with the merger and the related transactions up to a maximum of $75,000 and in certain circumstances a termination fee of $150,000; and

•	the Buy-Out Group, Parent and Purchaser believe that the above factors, taken as a whole, support their conclusion that the merger is fair to unaffiliated Prab shareholders.

      In connection with their determination of the fairness of the merger agreement and the merger, the Buy-Out Group, Parent and Purchaser also reviewed the conclusions as to fairness set forth under “SPECIAL FACTORS — Position of Prab as to the Fairness of the Merger to Unaffiliated Prab Shareholders,” and the considerations underlying such conclusions of the special committee. The Buy-Out Group, Parent and Purchaser utilized the analysis of the special committee and its advisors.

      The Buy-Out Group, Parent and Purchaser also reviewed the procedures followed by the special committee and the board of directors in their respective consideration of the terms of the proposed merger, and determined them to be reasonable grounds on which to decide that the merger was fair to unaffiliated Prab shareholders. In view of the variety of factors considered in reaching their respective determinations, the Buy-Out Group, Parent and Purchaser did not quantify or otherwise assign relative weights to the specific factors considered in reaching its belief as to fairness. Neither the Buy-Out Group, Purchaser nor Parent are making any recommendation as to how the holders of Prab common stock should vote on the merger agreement and the merger.

      The Buy-Out Group, Parent and Purchaser believe that the merger is procedurally fair based on the following facts:

•	the terms of the merger agreement were negotiated by a four-person special committee of the board of Prab, no member of which is an interested party in the transaction or otherwise affiliated with the Buy-Out Group, Parent or Purchaser;

•	the board of directors that has adopted the merger agreement consists of directors who are not interested parties in the transaction and who are not otherwise affiliated with the Buy-Out Group, Parent or Purchaser, each of whom has voted to declare the merger advisable and to recommend it to the shareholders for their approval; and

•	the merger agreement permits Prab to provide non-public information to interested third parties and to engage in negotiations with such parties as long as Prab complies with the terms of the merger agreement.

      The Buy-Out Group, Parent and Purchaser believe that the merger is substantively fair because of all of the factors discussed above, but, in particular, the following facts:

•	the $2.40 per share merger consideration to be paid to Prab shareholders in the merger represents a premium of 70.2% over the average ask price of shares of Prab common stock over the 12-month period ending July 22, 2003, the last trading day preceding the announcement that Prab was considering strategic alternatives and had received an offer from Parent;

•	the $2.40 per share to be paid as the consideration in the merger represents a premium of between 41.2% and 135.3% over the various purchase prices paid by Prab in the various purchases made by Prab of its common stock during 2002 and 2003;

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•	the special committee received advice from its financial advisor, Lincoln Partners, and a written opinion that as of December 12, 2003 the per share merger consideration is fair, from a financial point of view, to unaffiliated Prab shareholders; and

•	no superior offer emerged prior to the execution of the merger agreement despite communications of interest received from third parties and various public disclosures concerning the possible sale of Prab.

      Mr. Herder, a shareholder, and the President of Parent, is also the Chairman, Chief Executive Officer and President of Prab and has interests that are in addition to, or different from, the interests of the other Prab shareholders. See “SPECIAL FACTORS — Interests of Executive Officers and Directors in the Merger.”

Position of the Buy-Out Group, Parent and Purchaser as to the Purposes, Alternatives, Reasons and Effects of the Merger

      Purposes. The purpose of the merger for the Buy-Out Group, Parent and Purchaser is for the Buy-Out Group to acquire, through its ownership of Parent and Purchaser, all outstanding shares of common stock of Prab that it does not already own. The merger will allow the Buy-Out Group, through Parent, to acquire Prab’s business and operate it as a private company, while providing liquidity for, and substantially increasing the value to be received by, Prab’s other shareholders.

      Alternatives. Prab’s board of directors has over a period of time considered various strategic alternatives for the purpose of increasing value for Prab shareholders.

      Reasons. The Buy-Out Group believes that it is best for Prab to operate as a privately held entity. Without the constraint of the stock market’s emphasis on quarterly earnings, especially quarterly earnings growth, and its reaction to public events, Prab will have greater operating flexibility to focus on enhancing long-term value by emphasizing growth and the flexibility to operate strategically. The Buy-Out Group also believes that an emphasis on long-term growth rather than short-term earnings could eventually result in greater business and capital market opportunities than would be available to Prab if it remained publicly held. In addition, the Buy-Out Group believes that, as a privately held entity, Prab will be able to make decisions that may negatively affect quarterly results but that may increase the value of Prab’s assets or earnings over the long-term. Further, the general level of confidence (or lack thereof) in the stock market will no longer affect the price of Prab’s common stock.

      Additionally, following the merger, at such time as Prab is no longer subject to the reporting requirements of the Exchange Act, Prab will be able to eliminate the time devoted by its management and some of its other employees to matters that relate to Prab being a publicly held company. “Going private” will also reduce certain costs which relate to being a public company, including legal costs, insurance costs, the costs of certain accounting and auditing activities and internal controls, the cost of annual meetings, the cost of preparing, printing and mailing corporate reports and proxy statements, the expense of a transfer agent and the cost of investor relations activities.

      The Buy-Out Group, Parent and Purchaser continue to believe that a sale of Prab is the best method to provide liquidity for Prab shareholders. In addition, in view of Prab’s prospects for growth in revenues and profitability, they determined that at this time the merger, on the terms proposed, represents the best method to substantially increase value for Prab shareholders. The Buy-Out Group, Parent and Purchaser have informed Prab that they are engaging in the merger in order to facilitate the transfer of ownership of Prab to the Buy-Out Group and allow all other Prab shareholders to receive the merger consideration for the following additional reasons:

•	shares of Prab common stock have been trading at a price that the Buy-Out Group, Parent and Purchaser did not consider to be reflective of Prab’s fair value, whereas the $2.40 per share merger consideration will provide Prab shareholders (other than Parent and Purchaser) with a fair cash payment for their common stock;

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•	the $2.40 per share to be paid as the consideration in the merger represents a premium of between 41.2% and 135.3% over the various purchase prices paid by Prab in the various purchases made by Prab of its common stock during 2002 and 2003;

•	the merger will eliminate the substantial legal, accounting and regulatory compliance efforts and expenses associated with being a publicly traded entity, including the enhanced requirements of newly enacted federal laws and regulations relating to corporate governance, which the Buy-Out Group, Parent and Purchaser estimate to cost Prab between $50,000 and $150,000 annually;

•	the merger will eliminate the constraints of the public market’s emphasis on quarterly earnings, revenues, and quarterly growth. Prab will have greater operational flexibility to focus on enhancing long-term value. In addition, the Buy-Out Group believes that as a privately held entity, Prab will benefit from being able to execute strategic plans without concern for their impact on the price of Prab common stock; and

•	the merger will enable the Buy-Out Group to implement various financing alternatives. However, the Buy-Out Group, Parent and Purchaser have not had any discussions with any party or formulated any plans concerning any purchase or sale of assets, or concerning any type of financing except as it relates to the merger.

      Effects. As a result of the merger, the entire equity interest in Prab will be indirectly owned by the Buy-Out Group through Parent. If the merger is completed, shareholders other than the Buy-Out Group and Parent will no longer have an equity interest in Prab, will not participate in future earnings growth, if any, of Prab and instead will have only the right to receive cash consideration pursuant to the merger agreement. See “THE MERGER — Payment of Merger Consideration and Surrender of Stock Certificates.” Similarly, after transferring their shares in the merger, Prab shareholders will not bear the risk of losses or decline in the stock price of Prab. If the merger is consummated, the Buy-Out Group and Parent will have a 100% interest in Prab’s net book value, profits and losses and tax attributes after the merger (the use of such tax attributes may be subject to certain limitations).

      A tabular presentation of the Buy-Out Group’s interest in Prab’s net book value and net income is set forth below. The information in the table is based on the following: (i) the Buy-Out Group’s ownership of Prab common stock as of December 31, 2003 and their interest in the net book value as of October 31, 2003 and the net income of Prab for the year ended October 31, 2003; and (ii) the Buy-Out Group’s beneficial ownership of the capital stock of the surviving corporation and their interest in the net book value as of October 31, 2003 and net income of Prab for the year ended October 31, 2003, after giving pro forma effect to the merger. The amounts set forth below were based on the net book value as reflected in Prab’s audited financial statements for the year ended October 31, 2003 (which are included in the Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003, a copy of which is attached as Appendix D to this proxy statement). Pro forma amounts in the table are unaudited and are not necessarily indicative of the results that would have actually occurred if the merger had been consummated as of October 31, 2003, or results that may be obtained in the future. The pro forma amounts set forth below give effect to the merger as if it was completed (i) on October 31, 2003 for purposes of calculating net book value as of that date, and (ii) for the year ended October 31, 2003 for purposes of calculating net income.

Pro Forma
	As of and for the Year Ended			As of and for the Year Ended
	October 31, 2003			October 31, 2003

			Interest in			Interest in
	Ownership	Interest in Net	Net	Ownership	Interest in Net	Net
	Interest	Book Value	Income	Interest	Book Value	Income

The Buy-Out Group	5.3% (1)	$205,313	$10,562	100%	$1,492,958 (2)	$200,261 (3)

(1)	As of December 31, 2003.

(2)	Net book value after the merger as of October 31, 2003 reflects, on a pro forma basis for the merger, a reduction in Prab’s assets of (i) approximately $2 million to be used by Parent to pay the merger

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consideration to Prab shareholders and (ii) approximately $400,000 to satisfy estimated transaction expenses.

(3)	Does not reflect the impact of cost-cutting or restructuring initiatives that Prab, Parent or Purchaser may undertake in the future.

      If the merger is completed, all Prab shareholders (other than Parent and Purchaser) will receive $2.40 per share in cash, which represents a premium of approximately 40.4% over the average of the ask market price of shares of Prab common stock on July 22, 2003, the last full trading day prior to the initial public announcement that Prab was in negotiations with management regarding a potential acquisition. The merger will terminate all equity interests of Prab shareholders (other than the Buy-Out Group and Parent). The merger will provide a source of liquidity not otherwise available on the time frame proposed in the merger agreement, and will eliminate the shareholders’ exposure to fluctuations in market value of the shares. In addition, it will allow Prab shareholders to pursue other investment alternatives.

      Prab common stock is expected to continue to be listed and traded on the Over-the-Counter Bulletin Board until the merger is completed. However, after the merger, Prab common stock will cease to be traded on the Over-the-Counter Bulletin Board or any other securities market. In addition, registration of Prab common stock under the Exchange Act will be terminated and Prab will cease filing periodic and annual reports with the SEC. This termination will make certain provisions of the Exchange Act, such as Section 13 regarding the periodic filing requirements mentioned above, the short-swing profit recovery provisions of Section 16(b) and the requirement of furnishing a proxy or information statement in connection with shareholders’ meetings, no longer applicable to Prab.

      The primary risks and detriments of the merger agreement and the merger to unaffiliated Prab shareholders include the following:

•	they will no longer have an equity interest in Prab and therefore will not benefit from any increase in the future earnings, growth or value of Prab;

•	the receipt of cash consideration will be a taxable transaction for federal income tax purposes; and

•	if the merger does not occur, Prab will have incurred various fees and expenses associated with the merger agreement and the merger.

The Buy-Out Group’s Plans for Prab

      Assuming completion of the merger, the Buy-Out Group and Parent intend generally to operate Prab consistent with past practices. The Buy-Out Group expects to conduct a thorough review of Prab and its business practices with a view towards determining the best way to redirect Prab’s operations to improve its long-term prospects as a private company. It is expected that Prab will be restructured and that certain expenses involved with operating as a public company will be reduced.

      The merger agreement provides that upon consummation of the merger, the officers and directors of Purchaser will become the officers and directors of the surviving corporation. It is presently expected that certain members of Prab’s senior management will continue in their positions after the merger. While the Buy-Out Group and Parent will retain the ability to modify employee compensation, no decisions have yet been made regarding the terms of employment of personnel who remain with Prab following the merger and no additional or improved benefits to any Prab employees have been agreed to or promised in connection with the merger.

      Following the consummation of the merger, Prab will terminate its registration, and cease reporting, under the Exchange Act. The Buy-Out Group, Parent and Purchaser have also advised Prab that, assuming that conditions prevailing in the manufacturing industry from time to time allow, and subject to the financial condition and prospects of Prab, they may take one or more actions, including without limitation the following:

•	conduct a public or private financing, depending on market conditions;

•	seek to acquire other companies in the same or related industries;

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•	market Prab for sale; or

•	redeem shares of stock or pay dividends to the Buy-Out Group.

      Except as described in this proxy statement or the merger agreement, the Buy-Out Group, Parent and Purchaser have advised us that they do not have any present plans, or know of any proposals, that would result in any extraordinary transaction, such as:

•	a merger, reorganization or liquidation involving Prab;

•	any purchase, sale or transfer of a material amount of assets of Prab;

•	any material change in the present dividend rate or policy or indebtedness or capitalization of Prab;

•	any other material change in Prab’s corporate structure or business; the acquisition by any person of additional securities of Prab;

•	the disposition of any securities of Prab;

•	any changes in Prab’s charter, bylaws or other governing instruments; or

•	any other actions that could impede a change in control of Prab.

Background of the Merger and Special Committee Proceedings

      Overview. As of the record date, Prab had outstanding 1,448,610 shares of common stock. Prab is a Michigan corporation organized in 1961. Prab’s operations consist of designing and manufacturing conveyors, metal scrap reclamation systems and bulk material handling equipment. Prab sells its products worldwide through a network of factory sales engineers and manufacturers’ agents. These products are used in a variety of manufacturing processes to reduce labor costs, increase productivity, improve quality and save materials and energy resources.

      Prab designs and manufactures complete metal scrap reclamation systems which it sells to die casting, metal stamping, general metal working, and other industries. These systems reduce labor, manufacturing and transportation costs associated with metal scrap disposal, reclaim cutting fluids, and increase the value of metal scrap. Prab’s scrap metal reclamation systems are priced from $50,000 to $1,500,000 and range from a single machine to a complex group of machines including conveyors, crushers, centrifuges, briquetters, and related equipment.

      Reclamation systems are specifically designed for each customer and in general are used to collect and transfer metal scrap, crush the scrap into a more convenient chip size for handling, clean the scrap of fluids and other impurities, and reclaim oil used as a machining coolant during the manufacturing process.

      Prab also designs and manufactures, to meet customer specifications, for prices ranging from $3,000 to $100,000, stand-alone conveyors for transporting aluminum, brass, cast iron and steel scrap. These conveyors, include HarpoonTM, drag, tubular, oscillating, screw, hinged steel belt, magnetic, and pneumatic models. Prab also designs and manufactures, to meet customer specifications, conveyors and systems under the trade name of HapmanTM, which are used primarily to transport bulk materials, such as powders and chemicals. These tubular, flexible screw (HelixTM), and pneumatic conveyors, bulk bag unloaders, bulk bag fillers, and bag dumping stations (also known as “bulk material handling equipment”) are used in the chemical, pharmaceutical, food, plastics and other processing industries and sell in the price range of $2,000 to $250,000.

      Exploration of Strategic Alternatives. In light of Prab’s small total enterprise value as a stand-alone entity, for more than five years Prab’s board of directors has been exploring various options to enhance shareholder value. These options included engaging in a strategic merger, purchasing other companies, selling the company or selling certain of its assets. Several strategic merger options were explored by the board of directors. From time to time Prab has received communications from parties who expressed an interest in purchasing the business.

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      In November, 2002, Mr. Herder received a telephone call from an individual who indicated that he represented a client that expressed an interest in acquiring Prab. On December 17, 2002, Mr. Herder met with the representative who called Mr. Herder in November regarding a potential transaction with Prab. At the meeting, the representative informed Mr. Herder that his client was Stevens Financial Group, LLC (“SFG”) and that SFG was willing to offer to purchase Prab for approximately 15% over $1.20 (which was the current trading price of Prab’s stock).

      In December, 2002 Mr. Herder received a letter from SFG dated December 20, 2002 stating that it had an interest in acquiring Prab. However, the December 20, 2002 letter from SFG did not contain a purchase price or a formal offer to acquire Prab. On January 9, 2003, Mr. Herder discussed the meeting with the representative of SFG and the letter with Prab’s board of directors. The board of directors determined that SFG’s proposal at 15% over the then current trading price of Prab’s stock that was communicated to Mr. Herder at the meeting with SFG representative was substantially lower than Prab’s book value as of October 31, 2002 (which was $2.20 per share). On January 14, 2003, Mr. Herder sent a letter to SFG indicating that Prab was not interested in negotiating a transaction with SFG for the following reasons:

•	SFG’s letter was not specific about SFG’s plans for Prab and how Prab would benefit from SFG’s acquisition;

•	SFG’s letter did not provide for a proposed purchase price; and

•	Prab’s board management believed that the current market price did not reflect the true value of Prab.

      In early April, 2003 Prab received a second letter from SFG, dated March 31, 2003, stating that SFG remained interested in Prab and that any firm offer would require due diligence but that SFG would most likely be willing to pay $1.70 per share in cash, which amount was 42% above Prab’s then current market bid price of $1.20 per share.

      On April 10, 2003, Mr. Herder sent a letter to SFG acknowledging receipt of the March 30, 2003 letter and stating that he would refer the matter to the board of directors. The board of directors met on May 28, 2003 and the matter of the March 30, 2003 letter was discussed. The board of directors decided not to respond to the March 30, 2003 letter at that time for the reason that the board of directors believed the letter did not amount to a serious and concrete offer by SFG. On July 10, 2003, Mr. Herder received a telephone call from SFG’s attorney stating that he was representing SFG and expressing an interest to have a discussion with Prab with regard to the interest of SFG in acquiring Prab. Mr. Herder referred SFG’s attorney to Prab’s legal counsel. Prab’s legal counsel had several discussions with SFG’s counsel. After July 23, 2003 Prab’s legal counsel referred SFG’s counsel to Lincoln Partners and the special committee’s legal counsel, Varnum.

      Offer by Parent. For a number of the reasons discussed herein, Mr. Herder and Mr. Thompson decided to make a bid to acquire Prab and to operate it as a private company.

      At a special meeting of the board of directors, on July 23, 2003, Mr. Herder and Mr. Thompson presented the board with a proposal to have Parent acquire Prab. The price per share of the proposal was $2.00 per share. Mr. Herder, in his presentation to the Prab board, mentioned that the advantages to Prab shareholders of such a proposal were:

•	The per share purchase price of $2.00 offered by Parent represented a premium above the price shareholders could expect to receive on the current open market as the 30 day average trading price of the shares, for the 30 days immediately preceding July 22, 2003, was $1.63 and the $2.00 offer represents a 22.5% premium;

•	The BBX exchange proposed by NASDAQ has been abandoned, leaving Prab’s stock trading on the Over-the-Counter Bulletin Board;

•	The volume of trading in Prab stock has been very small;

•	There are currently no institutional shareholders which directly own Prab stock;

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•	Significant disadvantages exist for companies the size of Prab to be public, which appear to outweigh the advantages of leaving Prab as a publicly traded company. Significant factors contributing to these disadvantages are the costs and procedures related to the Sarbanes-Oxley Act of 2002 and the adoption of related rules by the SEC. As a result of these developments and the current environment relating to the regulation of public companies, Prab has experienced and can anticipate further significant increased costs in operating as a public company.

•	The net operating loss which Prab enjoyed for a number of years is nearly exhausted (which was used to maximize its benefit to Prab’s shareholders);

•	It is in the best interest of the employees and community that continuity of management be maintained; and

•	It is desirable to eliminate the uncertainty and concern associated with an unsolicited change of control of Prab.

      Mr. Herder further explained that Parent had secured proposals for financing from several financial institutions, obtained an independent evaluation of the value of Prab stock and retained outside legal counsel for Parent. On July 23, 2003, Prab issued a press release and filed a Form 8-K with the SEC regarding the Parent proposal.

      In view of Mr. Herder’s financial interest in the proposal, the board of directors determined that it would be appropriate for the board of directors to appoint a special committee to act on behalf of the board of directors, consisting of those directors who are not and have never been officers or employees of Prab, Parent or Purchaser. The special committee appointed by the board of directors consisted of the following members: William G. Blunt, James H. Haas, John W. Garside and Frederick J. Schroeder, Jr. Subject to the limitations of Michigan law, the special committee was authorized to exercise all of the powers of the board of directors with respect to the proposal received from Parent and any transaction resulting from that proposal, including the power to select and retain legal counsel and an independent financial advisor.

      On July 23, 2003 and August 1, 2003, the special committee met for the purpose of selecting independent legal counsel and a financial consultant. A number of firms were interviewed and the special committee selected Lincoln Partners as its financial consultant and Varnum as its legal counsel.

      Lincoln Partners was selected because of its overall reputation and expertise with middle market companies, favorable responses received from references regarding performance on prior transactions, the individual experience of various representatives of Lincoln Partners and the lack of any previous business relationship between Lincoln Partners and Parent.

      Varnum was selected because of its experience in working with special committees and boards of directors of public companies and its overall experience in business transactions.

      On August 1, 2003, the special committee met to review a proposal received from SFG dated July 28, 2003 to acquire Prab for $2.20 per share (subject to due diligence and various other conditions). On August 4, 2003, Prab issued a press release and filed a Form 8-K with the SEC regarding the SFG proposal.

      On August 8, 2003, the special committee met with representatives of Lincoln Partners and Varnum. The special committee authorized Lincoln Partners to conduct a preliminary evaluation of the value of Prab and gather non-public information regarding Prab which a prospective buyer may need in order to make a complete evaluation of Prab. Lincoln Partners was authorized to distribute this information to all parties that executed a confidentiality agreement. Lincoln Partners was also instructed by the special committee to obtain the answers to questions prospective buyers had about Prab.

      After the July 23, 2003 press release Prab’s counsel was contacted by counsel to InterSource, Inc. regarding its interest in acquiring Prab. InterSource, Inc.’s counsel was informed of the formation of the special committee and given the name of the special committee’s counsel. Such counsel spoke with InterSource Inc.’s counsel several times and on August 21, 2003, Prab received a proposal from InterSource

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Acquisition, Inc. (a wholly-owned subsidiary of InterSource, Inc.) to acquire Prab for $2.25 per share (subject to due diligence and various other conditions).

      On August 21, 2003, the special committee met with representatives of Lincoln Partners and Varnum. The special committee also received the proposal from Inter-Source Acquisition, Inc. Also, the special committee was informed that other parties had expressed an interest in acquiring Prab. The special committee authorized a draft of a merger agreement to be sent out to interested parties. Lincoln Partners presented the special committee with a preliminary analysis disclosing the value of Prab stock.

      On August 22, 2003, Prab issued a press release and filed a Form 8-K with the SEC announcing a $2.25 per share proposal that was received from Inter-Source Acquisition, Inc. and announcing that the special committee had hired Lincoln Partners and Varnum to assist the special committee in considering strategic alternatives for Prab.

      Thereafter, several articles appeared in the local press and several national trade magazines regarding a potential transaction involving Prab.

      Five additional groups subsequently expressed an interest in acquiring Prab and all eight parties received supplemental information after executing confidentiality agreements. All interested parties were requested to submit revised proposals by September 12, 2003.

      On September 17, 2003, the special committee met with representatives of Lincoln Partners and Varnum. The special committee was informed that Lincoln Partners had received a revised proposal of $2.30 per share from Parent and a proposal of $2.20 — $2.45 from SFG (subject to due diligence and various other conditions).

      Among the eight interested parties, three declined to make an offer to acquire Prab after receiving the supplemental information from Lincoln Partners. Various interested parties expressed concern regarding the employment agreements with Mr. Herder and Mr. Thompson, pension liabilities and environmental matters. The special committee notified the board of directors of these concerns, and the board of directors initiated a review of the employment agreements with Mr. Herder and Mr. Thompson to determine if they could be modified to attract more interest.

      During the review of the employment agreements, two additional interested parties indicated an interest in acquiring Prab and received additional information from Lincoln Partners.

      On November 5, 2003, the special committee met with representatives of Lincoln Partners and Varnum. The special committee was informed that revised employment agreements between Prab and Messrs. Herder and Thompson had been entered into which reduced the aggregate contingent severance liability of Prab from $1.5 million to $650,000. The revised employment agreements were distributed to all of the interested parties and Prab filed with the SEC a Form 8-K filing attaching copies of the revised employment agreements. Lincoln Partners reviewed the status of interested parties’ interest from all of the interested parties and proposed a revised schedule for final offers to be submitted by December 10, 2003. The special committee was informed that eleven parties, including Parent, had expressed an interest in making an offer to acquire Prab.

      On November 18, 2003, the special committee and its advisors held another meeting to discuss an update and review of the status of the interested parties. The special committee was informed that many of the interested parties had declined to make an offer or failed to respond to repeated inquiries from Lincoln Partners. All of the interested parties were afforded an opportunity to visit Prab’s facilities and meet with management. SFG visited Prab’s facilities on December 3, 2003.

      On December 3, 2003, the special committee met with its advisors. Representatives of Lincoln Partners reviewed with the special committee a draft of certain materials prepared by Lincoln Partners that summarized a comprehensive valuation of Prab (such materials including all of the subsequent revisions are collectively referred to in this proxy statement as the “comprehensive valuation book”). The draft comprehensive valuation book which was necessarily based at that date on Prab’s unaudited September 30, 2003 results was discussed in great detail by the special committee. Representatives of Lincoln Partners also presented the special committee with a draft of its fairness opinion.

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      On December 9, 2003, Parent submitted a letter of intent (which included a revised purchase price of $2.40 per share), a marked-up merger agreement and commitment letters from three banks, all of which were in support of Parent’s proposal to acquire Prab for $2.40 per share.

      SFG, the only remaining interested party who had expressed an interest in making an offer to acquire Prab, orally communicated to representatives of Lincoln Partners its interest regarding a possible transaction with Prab, but indicated that any offer from SFG would be at or below $2.20 per share. None of the other interested parties made an offer to acquire Prab.

      At a meeting, held on December 12, 2003, the special committee discussed the terms of the proposed merger agreement with Parent. A representative of the special committee’s legal counsel again reviewed with the special committee the terms and conditions of the proposed merger agreement, including a discussion of the obligation of Prab to pay a termination fee to Parent in certain circumstances and the financing contingency. Representatives of Lincoln Partners further reviewed with the special committee the financial terms of the Parent proposal and the related financial analyses. The special committee again discussed with Lincoln Partners the draft of the comprehensive valuation book and reviewed the assumptions used in Lincoln Partners’ analysis. Lincoln Partners then stated its opinion that, as of December 12, 2003, the per share merger consideration to be received in the proposed transaction with Parent was fair, from a financial point of view, to unaffiliated Prab shareholders.

      The special committee considered the various presentations and unanimously:

•	determined that Parent’s final proposal at $2.40 per share was fair and in the best interest of unaffiliated Prab shareholders;

•	determined that it was advisable and in the best interest of unaffiliated Prab shareholders to enter into the merger agreement and the transaction contemplated by it; and

•	recommended that the board of directors accept Parent’s final proposal and adopt and declare advisable the merger agreement and the transaction contemplated by it.

      On December 12, 2003, the board of directors held a meeting to review the recommendations of the special committee and to discuss whether to approve Parent’s proposal and adopt the merger agreement. A representative of Prab’s corporate legal counsel discussed the legal principles under Michigan law applicable to the board of directors’ consideration of Parent’s proposal. The special committee reported its findings to the entire board of directors. The special committee reported to the board of directors that it had unanimously (1) determined that it is advisable and in the best interest of unaffiliated Prab shareholders to enter into the merger agreement and the transactions contemplated by it, and (2) recommended that the board of directors adopt and declare advisable the merger agreement and the transactions contemplated by it. A representative of Prab’s corporate legal counsel then summarized the principal terms of the merger agreement, and the transactions contemplated by it, including the structure of the merger, the representations and warranties, the covenants, the conditions to the consummation of the merger and the termination rights under the merger agreement. After the meeting, the board of directors and the special committee received the written opinion of Lincoln Partners that, as of December 12, 2003, the $2.40 per share merger consideration was fair, from a financial point of view, to unaffiliated Prab shareholders.

      The board of directors considered the various presentations and the report of the special committee and (with Mr. Herder abstaining):

•	determined that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interests of, unaffiliated Prab shareholders;

•	adopted and declared advisable the merger agreement and the transactions contemplated by it; and

•	determined to recommend that Prab shareholders vote FOR the approval of the merger agreement at the special meeting.

      The directors voting to approve the merger agreement and the proposed merger, Messrs. Brown, Blunt, Garside, Haas and Schroeder, are all independent directors and are not and have never been employees of

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Prab, Parent or Purchaser. Mr. Herder abstained from the vote because of his personal interest in the merger agreement and the transactions contemplated by it.

      Following this meeting, the merger agreement was executed by Parent, Purchaser and Prab on December 12, 2003. On December 15, 2003, Prab publicly announced the execution of the merger agreement and filed a Form 8-K with the SEC which attached as an exhibit a copy of the merger agreement.

      Following the December 12, 2003 meeting, members of the special committee and Lincoln Partners reviewed Prab’s unaudited financial results for the year ended October 31, 2003, and discussed any differences between the unaudited results for September 30 and October 31, and the effect of various components of the cash position of Prab on Lincoln Partner’s calculations for the comprehensive valuation book.

      On January 27, 2004, the special committee met with representatives of Lincoln Partners and Varnum. Lincoln Partners submitted to the committee a draft of a memorandum discussing revisions to the comprehensive valuation book and submitted a revised comprehensive valuation book dated December 30, 2003. Lincoln Partners reported that certain changes had been made to the comprehensive valuation book because of the availability of the unaudited October 31, 2003 results, and their review of Prab’s cash position. Lincoln Partners reported that the revisions did not change its fairness opinion dated December 12, 2003, and reaffirmed that the merger consideration was fair to the unaffiliated shareholders of Prab.

      After preparation of the comprehensive valuation book the audited results for the period ending October 31, 2003 became available, and indicated that EBITDA for the year were lower than indicated by the unaudited financials, with the result that the fairness opinion provided by Lincoln was again confirmed.

      The special committee voted unanimously to reaffirm its recommendation to the board of directors that Prab proceed with the transactions set forth in the merger agreement.

      On January 27, 2004, the board of directors of Prab met and received the recommendation of the special committee and voted, with Mr. Herder abstaining, to reaffirm and confirm its December 12, 2003 decision to enter into the merger agreement with Parent.

THE MERGER

Proposal to be Considered at the Special Meeting

      At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement entered into by Prab, Parent and Purchaser on December 12, 2003, under which Purchaser will be merged with and into Prab. At the effective time of the merger, the separate corporate existence of Purchaser will cease and Prab will survive as a wholly-owned subsidiary of Parent. In the merger each outstanding share of Prab common stock automatically will be converted into the right to receive $2.40 in cash, without interest and less any applicable withholding taxes, except that:

•	shares held by Parent or Purchaser will be canceled without payment; and

•	each Prab stock option outstanding at the effective time of the merger automatically will be cashed out by Parent in an amount equal to the product of (1) the excess of $2.40 over the exercise price per share of such stock option and (2) the number of shares of Prab common stock issuable upon the exercise of such stock option.

Voting Rights; Quorum; Vote Required for Approval

      Prab shareholders of record at the close of business on [                    ], 2004, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. On the record date, there were approximately 875 holders of record of the common stock and 1,448,610 shares of common stock outstanding. Each share of common stock entitles the holder to cast one vote at the special meeting. There are no other voting securities of Prab outstanding.

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      Prab shareholders may vote either in person at the special meeting or by proxy. However, if your shares are held for you by a bank, broker or other so-called “nominee” holder:

•	you must instruct your bank, broker or other nominee to vote your shares by following the procedures specified by the nominee for voting; or

•	if you want to vote in person at the meeting, you must request a proxy in your name from your bank, broker or other nominee.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of Prab common stock on the record date is necessary to constitute a quorum at the special meeting. If there is no quorum, business cannot be conducted at the special meeting and the proposal to approve the merger agreement cannot be voted on by the shareholders. Abstentions and so-called “broker non-votes” will be counted for the purpose of establishing a quorum at the special meeting. Because a broker, bank or other nominee cannot vote without instructions, your failure to give instructions has the same effect as a vote against approval of the merger agreement.

      Under Michigan law and the terms of the merger agreement, the merger agreement must be approved by the holders of a majority of the outstanding shares of Prab common stock.

      On April 5, 2004, the members of the Buy-Out Group contributed to Parent all of their shares of Prab common stock. The shares of Prab common stock owned indirectly by the Buy-Out Group through Parent represented approximately 6.2% of the outstanding shares of Prab common stock as of the record date. These shares will be voted FOR approval of the merger agreement. As a result, the affirmative vote of the holders (other than the Buy-Out Group) of approximately 43.9% of the outstanding shares of Prab common stock as of the record date, or approximately 634,509 shares of Prab common stock, is required to approve the merger agreement and the other transactions contemplated by the merger agreement.

Voting and Revocation of Proxies

      All shares of Prab common stock represented by properly executed proxies received by Prab and not revoked prior to or at the special meeting will be voted in accordance with the instructions marked on the proxies. If no instructions are given, the proxy will be voted FOR the proposal to adopt the merger agreement. A Prab shareholder may revoke a proxy:

•	by delivering to Prab’s corporate secretary (attn: Eric V. Brown, Jr. at P.O. Box 2121, Kalamazoo, Michigan 49003-2121), a later-dated signed proxy card or a written revocation prior to the vote at the special meeting;

•	by attending the special meeting and voting in person; or

•	if a Prab shareholder has instructed a bank, broker or other nominee holder to vote his or her shares, by following the procedures to change a vote specified by the nominee holder.

      Attending the special meeting in person will not, by itself, revoke a proxy. You must take one of the actions specified above to validly revoke a proxy. Revoking a proxy after the vote is taken at the special meeting will not have any effect.

      The board of directors is not currently aware of any business to be brought before the special meeting other than the proposal to approve the merger agreement. However, if other matters are properly presented, the persons named as proxies in the card will have the discretionary authority to vote in accordance with their judgment on any such matters.

Proxy Solicitation

      All proxy solicitation costs will be borne by Prab. You should send in your proxy by mail without delay. In addition to solicitation by mail, Prab’s directors, officers, employees and agents may solicit proxies from shareholders by telephone or other electronic means or in person without additional compensation. Prab will

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also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

      You should not send your stock certificates with your proxy. A letter of transmittal from the exchange agent with instructions for the surrender of Prab common stock certificates will be mailed to you as soon as practicable after completion of the merger.

Structure of the Merger

      The proposed acquisition of Prab has been structured as a merger of Purchaser into Prab, with Prab surviving as a wholly-owned subsidiary of Parent. The transaction was structured as a cash merger to provide Prab shareholders with a cash payment for all of the shares they hold and to provide a prompt and orderly transfer of ownership to Parent with reduced transaction costs.

Effective Time of the Merger

      The merger will become effective at the time that a certificate of merger is accepted for filing by the Secretary of State of the State of Michigan or at such later time as may be agreed by Prab and Parent and specified in the certificate of merger. Assuming Prab shareholders vote to approve the merger agreement and all other conditions to the merger are satisfied or, to the extent permitted, waived, Prab expects to complete the merger as soon as practicable after the special meeting.

Payment of Merger Consideration and Surrender of Stock Certificates

      Illinois Stock Transfer Company has been designated to act as the exchange agent for the merger and will immediately after the merger receive the cash necessary to pay the $2.40 per share merger consideration to the holders of Prab common stock. The exchange agent will use these funds solely to pay the merger consideration to those Prab shareholders entitled to receive such payment. The exchange agent will deliver the merger consideration promptly upon its receipt of your stock certificates, together with a properly completed letter of transmittal and any other items specified by the letter of transmittal according to the procedures summarized below.

      Within ten (10) days after the merger, the exchange agent will mail to all Prab shareholders a letter of transmittal and instructions advising Prab shareholders how to surrender their stock certificates in exchange for the merger consideration. Upon surrender of your stock certificates, together with a properly completed letter of transmittal and any other items specified by the letter of transmittal, the exchange agent will pay you the $2.40 per share merger consideration and your stock certificates will be canceled. No interest will accrue or be paid on the merger consideration, regardless of any delay in payment. In addition, all cash payments made in connection with the merger will be reduced by any applicable withholding taxes. If your stock certificates have been lost, mutilated or destroyed, you may deliver to the exchange agent an affidavit and indemnity bond (in such sum as Parent may reasonably direct) instead of your stock certificates. If you want any part of the merger consideration to be paid to someone else, your stock certificates must be properly endorsed, or otherwise in proper form for transfer, and you must pay to the exchange agent any transfer or other taxes relating to the transfer, or establish to the satisfaction of the exchange agent that the taxes have been paid or are not required to be paid.

      Prab intends to treat shareholders holding common stock in street name through a nominee (such as bank or broker) in the same manner as shareholders whose shares are registered in their names. However, nominees may have different procedures and shareholders holding common stock in street name should contact their nominees.

      PLEASE DO NOT FORWARD YOUR STOCK CERTIFICATES TO THE EXCHANGE AGENT WITHOUT A LETTER OF TRANSMITTAL, AND DO NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

      At and after the merger, you will cease to have any rights as a Prab shareholder other than the right to receive the merger consideration. At the effective time of the merger, Prab’s stock ledger with respect to

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shares of Prab common stock that were outstanding prior to the merger will be closed and no further registration of transfers of these shares will be made.

      The exchange agent will, on demand, return to Prab all cash that has not yet been distributed in payment of the merger consideration as of twelve months following the merger, plus any accrued interest, and the exchange agent’s duties will terminate. Thereafter, Prab shareholders may surrender stock certificates directly to Prab and receive the $2.40 per share merger consideration, without interest, less any applicable withholding taxes. However, Prab shareholders will in no event have any greater rights against the surviving corporation than those of general creditors of Prab under applicable law, and none of Parent, Purchaser, the Buy-Out Group or Prab will be liable to you for any merger consideration delivered to a public official under any applicable abandoned property, escheat or similar law.

Accounting Treatment

      For accounting and financial reporting purposes, the merger will be accounted for as a purchase.

Merger Financing

      Parent estimates that approximately $4,000,000 million will be required to complete the merger and related transactions. Parent will finance the merger from cash and cash equivalents held by Prab at the closing and through bank financing. Parent has received a commitment letter from The Huntington National Bank for (1) a $1,500,000 12-month commercial line of credit priced at a variable rate under the bank’s prime rate; and (2) a $1,200,000 commercial mortgage priced at 215 basis points over the one month LIBOR. Simultaneously with the effectiveness of the merger, Parent will deposit with the exchange agent the funds necessary to satisfy the payment of the merger consideration to Prab shareholders (other than Parent and Purchaser). As of December 31, 2003, Prab had available to it approximately $2,000,000 in cash and cash equivalents.

Conduct of the Business of Prab if the Merger is Not Completed

      If the merger is not completed, the board of directors expects that Prab’s current management will continue to operate the business in substantially the same manner as currently operated, subject to the business and financial conditions affecting Prab. No other alternative methods of operation are currently being considered. Nevertheless, the board of directors would reassess the strategic alternatives available to Prab to enhance shareholder value. In determining which strategic alternative is in the best interests of Prab and its shareholders, the board of directors would consider, among other things, Prab’s obligation to reimburse Parent’s expenses in connection with certain acquisition proposals. See “THE MERGER AGREEMENT — Fees and Expenses.”

Interests of Certain Persons in the Merger; Potential Conflicts of Interest

      In considering the recommendations of the board of directors, you should be aware that certain of Prab’s executive officers and directors have interests in the transaction that are different from, or are in addition to, the interests of Prab shareholders generally.

      Parent and Purchaser. Mr. Herder has served as the Chairman of Prab since 1999 and as Chief Executive Officer and President of Prab since 1991. Mr. Herder joined Prab in 1965 and has previously served as Prab’s Executive Vice President, General Manager of Conveyors and Chief Engineer. Mr. Thompson has served as Vice President of Operations of Prab since 1994. As of the record date, the Buy-Out Group beneficially owned 143,297 shares of Prab common stock. Of such shares:

•	89,797 shares are held by Parent;

•	33,000 shares may be acquired by Mr. Herder through the exercise of stock options that are exercisable within 60 days of the record date; and

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•	20,500 shares may be acquired by Mr. Thompson through the exercise of stock options that are exercisable within 60 days of the record date.

      The Buy-Out Group’s combined beneficial ownership (calculated in accordance with SEC rules, which assume the exercise of any stock options exercisable within 60 days) was approximately 9.5% of the outstanding shares of Prab common stock as of the record date. The shares of Prab common stock owned indirectly by the Buy-Out Group through Parent represented approximately 6.2% of the outstanding shares of Prab common stock as of the record date. All of Mr. Herder’s and Mr. Thompson’s stock options will expire on the date immediately preceding the closing date of the merger. Mr. Herder and Mr. Thompson have indicated that they currently do not intend to exercise these options. All shares of Prab stock held by Parent at the effective time of the merger will be cancelled and retired, will cease to exist and no merger consideration will be delivered in exchange therefore.

      Prab’s Management Following the Merger. It is currently expected that certain members of Prab’s senior management will continue in their positions after the merger. Parent, Purchaser and the Buy-Out Group have not yet made any determination regarding which members of senior management will continue with Prab following the completion of the merger and no negotiations have taken place regarding the continued employment of any member of Prab’s senior management.

      Indemnification and Insurance. Prab’s articles of incorporation and bylaws provide that it will indemnify its directors and officers to the fullest extent permitted by Michigan law. Prab also maintains directors’ and officers’ liability insurance for the benefit of these persons. In the merger agreement, Prab, as the surviving entity in the merger, has agreed to purchase an additional three years of coverage under Prab’s existing directors’ and officers’ liability insurance policy, subject to certain limitations stated in the merger agreement.

      Stock Options. At the effective time of the merger, each outstanding and unexercised option to purchase shares of Prab’s common stock issued pursuant to the Prab Robots, Inc. 1988 Stock Option Plan, the Prab, Inc. 1999 Stock Option Plan, the Prab, Inc. 2000 Stock Option Plan or otherwise, the per share exercise price of which stock option is less than the $2.40 will be converted into the right of the holder to receive, in full satisfaction of each such option, an amount equal to the product of: (1) the excess of $2.40 over the exercise price per share of such stock option and (2) the number of shares of Prab common stock issuable upon the exercise of such option. All of the stock options held by Mr. Herder and Mr. Thompson will expire on the date immediately preceding the closing date of the merger. Mr. Herder and Mr. Thompson have indicated that they currently do not intend to exercise their stock options prior to their expiration.

      Except as may be otherwise agreed to by Parent and Prab, as of the effective time of the merger, (1) Prab’s stock option plans will terminate, (2) the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of Prab will be deleted and (3) no holder of Prab options or any participant in Prab’s option plans or any other plans, programs or arrangements will have any rights thereunder to acquire any shares of capital stock of Prab or Purchaser.

Intent to Vote

      To Prab’s knowledge, each of Prab’s executive officers and directors intends to vote all shares of Prab common stock he beneficially owns in favor of approval of the merger agreement.

Estimated Fees and Expenses of the Merger

      Whether or not the merger is completed, all fees and expenses incurred in connection with the merger will generally be paid by the party incurring those fees and expenses. Parent and Prab will share equally all fees and expenses (other than attorneys’ fees) incurred in connection with the filing, printing and mailing of this proxy statement and the Schedule 13E-3 to be filed with the SEC, including any amendments or supplements to either document. Under certain circumstances described under “THE MERGER AGREEMENT — Fees and Expenses,” Prab will reimburse Parent for fees and expenses incurred in connection with the merger up to a maximum of $75,000 and in certain circumstances, Prab may be required to pay Parent a

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termination fee of $150,000 minus the amount of any sums already paid by Prab to Parent for reimbursement of expenses. The estimated total fees and expenses to be incurred by Prab and by Parent and Purchaser in connection with the merger are as follows:

Description	Amount

Fees and Expenses of Prab:
Financial advisory fees and expenses	$125,000
Legal fees and expenses (transactional)	$230,000
Accounting fees and expenses	$7,000
Fees and Expenses of Parent and Purchaser:
Legal fees and expenses	$50,000
Exchange agent fees and expenses	$15,000
Joint Fees and Expenses of Prab and Parent:
SEC filing fee	$500
Printing and mailing costs	$15,000

TOTAL	$442,500

      Upon delivery of the fairness opinion, Prab was obligated to pay Lincoln Partners a fee of $75,000. Prab has paid Lincoln Partners a non-refundable retainer of $10,000 each month for the months of August and September of 2003 and $5,000 per month through March 2004. Prab has already paid Lincoln Partners fees of $125,000. Accordingly, Lincoln Partners will not be entitled to receive any additional fees in connection with the merger except for fees relating to Prab’s reimbursement of Lincoln Partners for its reasonable expenses, including travel-related, telephone, facsimile, duplication, printing, courier and other similar expenses.

      Parent has retained Illinois Stock Transfer Company to act as the exchange agent in connection with the merger. The exchange agent will receive reasonable and customary compensation for its services in connection with the merger, plus reimbursement for out-of-pocket expenses, and Prab will indemnify the exchange agent against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws.

      Except as provided in the merger agreement, legal fees and expenses incurred by or on behalf of Prab, Parent, and Purchaser in connection with the merger will be paid by the party incurring the expense.

      The expense of soliciting proxies from Prab shareholders, as well as preparing and mailing the notice of special meeting, the proxy statement and the proxy cards, will be paid by Prab.

No Dissenters’ Rights

      Under the Michigan Business Corporation Act, a shareholder of a Michigan corporation may dissent from and obtain payment of the fair value of his or her shares as a result of a merger of the type proposed by Prab, except in certain situations including transactions where shareholders will receive cash. In the merger, Prab shareholders will receive $2.40 in cash, without interest, for each share of Prab common stock that such shareholder owns. Accordingly, because Prab shareholders will receive cash in the merger, Prab shareholders are not entitled to statutory dissenters’ rights.

Material U.S. Federal Income Tax Consequences

      The following is a summary of the material U.S. federal income tax consequences of the merger relevant to beneficial holders of Prab common stock whose shares are converted to cash in the merger. The discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, existing, proposed and temporary regulations promulgated thereunder, rulings, administrative pronouncements and judicial decisions, changes to which could materially affect the tax consequences described herein and could be made on a retroactive basis. The discussion applies only to beneficial holders of Prab common stock in whose hands shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code and may not apply

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to beneficial holders who acquired their shares pursuant to the exercise of employee stock options or other compensation arrangements with Prab or who are subject to special tax treatment under the Internal Revenue Code (such as dealers in securities, insurance companies, other financial institutions, regulated investment companies, holders who are properly classified as partnerships under the Internal Revenue Code, holders whose shares of Prab common stock constitute small business stock for purposes of Section 1202 of the Internal Revenue Code, holders who hold their Prab common stock as part of a hedge, straddle or conversion transaction, and tax-exempt entities). In addition, this discussion does not discuss the federal income tax consequences to a beneficial holder of Prab common stock who, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust. Nor does it consider the effect of any state, local or foreign tax laws.

      Prab Shareholders. The receipt of cash for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A shareholder who receives cash in exchange for shares pursuant to the merger will generally recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder’s adjusted tax basis in the shares exchanged in the merger, provided that the payment is treated as a distribution in redemption of the shareholder’s shares pursuant to Section 302 of the Internal Revenue Code. An exchange of shares pursuant to the merger generally will be treated as a redemption for purposes of Section 302 of the Internal Revenue Code if, after giving effect to the constructive ownership rules of Section 318 of the Internal Revenue Code, (1) the shareholder owns no shares of Prab after the merger; (2) the redemption is “substantially disproportionate” with respect to the shareholder; or (3) the redemption is not “essentially equivalent to a dividend.”

      As noted above, in determining whether either of these tests is satisfied, a shareholder must take into account stock constructively owned by him/her under Section 318 of the Internal Revenue Code. Under Section 318, a shareholder is considered as owning stock owned, and in some cases constructively owned, by certain related individuals and entities and stock which he/she has the right to acquire by exercise of an option. Shareholders are urged to consult their tax advisors as to the application of the constructive ownership rules to their particular situation.

      The disposition of shares by a shareholder pursuant to the merger will be “substantially disproportionate” if the percentage of the outstanding shares actually and constructively owned by the shareholder immediately following such disposition (treating all shares redeemed by Prab pursuant to the merger as not outstanding) is less than 80% of the percentage of the outstanding shares actually and constructively owned by the shareholder immediately before the redemption of shares by Prab pursuant to the merger.

      In order for the disposition of shares by a shareholder pursuant to the merger to be “not essentially equivalent to a dividend,” the shareholder must experience a “meaningful reduction” in his/her percentage ownership of the shares. The amount of reduction that would be considered meaningful for a particular shareholder depends upon that shareholder’s facts and circumstances in the context of the merger. However, the Internal Revenue Service, or “IRS,” has held in a published revenue ruling that, under the particular facts of that ruling, a very small reduction (3.3% in the particular case) in the percentage interest of a shareholder was meaningful where that shareholder held an insignificant percentage of the corporation’s stock before and after the redemption and exercised no control over corporate governances.

      Capital gains recognized by non-corporate taxpayers from the sale of common stock held for more than one year will generally be subject to U.S. federal income tax at a rate not to exceed 15%. Capital gains recognized by non-corporate taxpayers from the sale of common stock held for one year or less will be subject to U.S. federal income tax at ordinary income tax rates. Capital gains recognized by a corporate taxpayer will be subject to U.S. federal income tax at the tax rates applicable to corporations. In general, capital losses are deductible only against capital gains and are not available to offset ordinary income. However, individual taxpayers are allowed to offset a limited amount of net capital losses against ordinary income, and unused capital losses may be carried forward to subsequent tax years.

      If an exchange of shares pursuant to the merger does not qualify as a redemption for purposes of Section 302 of the Internal Revenue Code, any cash received generally will result in taxable dividend income to the recipient for U.S. federal income tax purposes to the extent of our current or accumulated earnings and

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profits, with any excess treated as a tax-free return of capital to the extent of the recipient’s adjusted tax basis in the shares exchanged in the merger and then as capital gain (capital loss may not be recognized under such circumstances). Recent tax legislation provides that for taxable years beginning after December 31, 2002, certain dividend income received by U.S. individuals and certain other non-corporate taxpayers is taxed at the same rate as long-term capital gains. Certain conditions (including, among other things, a minimum holding period for the underlying stock) must be met in order for dividend income to be subject to long-term capital gain rates under these new provisions; otherwise dividend income received by non-corporate taxpayers generally is subject to U.S. federal income tax at ordinary income tax rates. Dividends received by corporate taxpayers will be subject to U.S. federal income tax at the tax rates applicable to corporations.

      The Internal Revenue Code and the Treasury Regulations require payors such as Prab, or its exchange agent, who make specified payments, such as payments of cash to Prab shareholders in exchange for their Prab common stock, to report the payments to the IRS. This reporting regime is reinforced by “backup withholding” rules. These rules require a payor to withhold tax from payments subject to information reporting if the recipient fails to cooperate with the reporting regime by failing to provide his taxpayer identification number to the payor, or furnishes an incorrect identification number, or if the recipient has been notified by the IRS that he has failed to report interest or dividends on his returns. Payments of cash to a Prab shareholder in exchange for shares of Prab common stock owned by the shareholder may be subject to backup withholding tax at a rate of 28 percent unless the shareholder:

•	is a corporation, is tax-exempt under Code Section 501(a), is a financial institution, or comes within certain other exempt categories; or

•	provides a correct tax identification number to the payor, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules, as set forth on substitute form W-9 distributed by Prab’ exchange agent in connection with the Letter of Transmittal.

      A shareholder that does not provide a correct tax identification number may be subject to penalties imposed by the IRS. Any backup withholding tax collected is creditable against the shareholder’s U.S. federal income tax liability or will be refunded to the shareholder by the IRS, provided that certain conditions are met.

      The Buy-Out Group. On April 5, 2004, Mr. Herder and Mr. Thompson contributed all of their Prab common stock to Parent in exchange for stock of Parent. This exchange was intended to qualify as a tax-free transfer to a controlled corporation pursuant to Section 351 of the Internal Revenue Code. Assuming that the exchange qualified as a Section 351 transfer to a controlled corporation, neither Mr. Herder nor Mr. Thompson will recognize income, gain or loss upon his receipt of shares of Parent stock solely in exchange for his shares of Prab common stock. The tax basis of the shares of Parent stock received by Mr. Herder and Mr. Thompson (including any fractional shares of Parent stock not actually received) will be the same as the tax basis in their shares of Prab common stock exchanged therefor. The holding period of the shares of Parent stock received by Mr. Herder and Mr. Thompson will include the holding period of the shares of Prab common stock surrendered in the exchange.

      A cash payment, if any, received by Mr. Herder and Mr. Thompson in lieu of fractional shares of Parent stock will be treated as if such fractional shares had been issued to Mr. Herder and Mr. Thompson and then redeemed by Parent. Mr. Herder and Mr. Thompson will recognize gain or loss upon such cash payment, measured by the difference (if any) between the amount of the cash received and the basis allocated to such fractional share. The gain or loss will be capital gain or loss, provided that each such fractional share of Parent stock was held as a capital asset at the time of the exchange.

      Because Mr. Herder’s and Mr. Thompson’s shares of Prab common stock will not be purchased in the merger, they will not recognize gain or loss for U.S. federal income tax purposes as a result of the merger.

      Parent and Purchaser. Neither Parent nor Purchaser will recognize income, gain or loss for U.S. federal income tax purposes as a result of the merger.

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Certain Legal Matters

      Except as described in this section, none of Prab, Parent nor Purchaser is aware of any license or regulatory permit that appears to be material to the business of Prab that might be adversely affected by the merger, nor are they aware of any approval or other action by a domestic or foreign governmental, administrative or regulatory agency or authority required for the merger to occur that is not described in this proxy statement. Should any such approval or other action be required, Parent, Purchaser and Prab presently contemplate that such approval or other action will be sought. While Parent and Purchaser do not presently intend to delay the merger pending the outcome of any such matter (unless otherwise described in this proxy statement), there can be no assurance:

•	that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions;

•	that failure to obtain the approval or other action might not result in consequences adverse to Prab’s business; or

•	that there might be conditions to obtaining a required approval or action, including, without limitation, the divestiture of certain parts of Prab’s business.

Financial Forecast Summary

      Prab does not as a matter of policy make public forecasts or projections of future performance or earnings. However, Prab’s management prepared a financial forecast for Prab’s fiscal year ended October 31, 2004 a summary of which set forth below (which is referred to in this section as the Financial Forecast Summary). The Financial Forecast Summary was not prepared with a view towards public disclosure or compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for Prospective Financial Information or generally accepted accounting principles (“GAAP”). Prab’s certified public accountants have not examined or compiled the Financial Forecast Summary or expressed any conclusion or provided any form of assurance with respect to the Financial Forecast Summary and, accordingly, assume no responsibility for them. It is included below solely for the purpose of giving Prab’s shareholders access to a summary of the same non-public information that was provided to the special committee, the board of directors, Lincoln Partners and SFG.

      The Financial Forecast Summary contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. The Financial Forecast Summary is subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the Financial Forecast Summary is subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond Prab’s control. Accordingly, actual results may materially differ. In addition, the Financial Forecast Summary does not take into account any of the transactions contemplated by the merger agreement, including the merger and related financings, which may also cause actual results to materially differ.

      For these reasons, the inclusion of the Financial Forecast Summary in this proxy statement should not be regarded as an indication that the Financial Forecast Summary will be an accurate prediction of future events, and they should not be relied on as such. No one has made, or makes, any representation to any shareholder regarding the information contained in the Financial Forecast Summary and, except as required by applicable securities laws, we do not intend to update or otherwise revise the Financial Forecast Summary to reflect circumstances existing after the date when made or to reflect the occurrences of future events.

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      The Financial Forecast Summary below is a summary of the FY2004 management’s operations plan and revised forecast presented to SFG and Lincoln Partners on December 3, 2003:

	FY2004	FY2004
	(Original Plan)	(Revised Forecast — 12/3/2003)

Bookings	$14,578,000	$14,578,000
Sales (Shipments)	13,933,000	14,190,351
Cost of Sales	8,931,198	8,957,626
Operating Expenses	4,846,268	4,995,910
Operating Income	153,934	236,816
Non-Operating Expense	(30,000)	(30,000)
Net Income (Pre-Tax)	183,934	266,816

THE MERGER AGREEMENT

      The following is a summary of certain provisions of the merger agreement. The summary is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Appendix A to this proxy statement.

Representations and Warranties

      Prab has made customary representations and warranties with respect to, among other things, (i) corporate existence, power and authorization including the approval and recommendation of Prab’s board of directors, (ii) the capital stock, options and other rights to acquire securities of Prab, (iii) Prab’s filings with the SEC, as well as its financial statements contained therein, (iv) Prab’s assets, intellectual property rights, liabilities and compliance with applicable laws, (v) the absence of pending legal proceedings or orders that would interfere with the merger, (vi) non-contravention of certain laws, agreements and Prab’s charter documents, (vii) taxes, (viii) certain material contracts of Prab, (ix) Prab’s employee benefit plans, (x) Prab’s real property, (xi) certain environmental matters, (xii) Prab’s product warranty, (xiii) certain related party transactions, (xiv) the absence of any material accounting irregularities, (xv) the absence of any materially adverse changes, (xvi) the opinion of Lincoln Partners that the per share merger consideration is fair, from a financial point of view, to Prab shareholders, and (xvii) that no brokers other than Lincoln Partners were involved in connection with the merger and the merger agreement.

      Each of Parent and Purchaser has made customary representations and warranties with respect to, among other things, (i) corporate existence, power and authorization, (ii) non-contravention of certain laws, agreements or the charter documents of Parent or Purchaser, (iii) the accuracy of information to be supplied by Parent and Purchaser to the SEC in connection with the merger, (iv) Parent will have sufficient available funds to fund the merger, (v) certain regulatory approvals, and (vi) no knowledge of a material adverse effect on Prab.

Conditions to the Merger

      The obligation of Parent and Purchaser to complete the merger is subject to the satisfaction or valid waiver of the following conditions:

•	the material accuracy of Prab’s representations and warranties contained in the merger agreement and the performance, in all material respects, of all agreements that are required to be performed by Prab;

•	the approval of the merger agreement by the holders of a majority of the outstanding shares of Prab common stock;

•	the receipt of all material consents in connection with the merger;

•	the absence of the occurrence of a material adverse effect on Prab since the execution of the merger agreement;

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•	the absence of any injunction or order of any court or other governmental entity prohibiting the merger; and

•	the absence of any legal requirement that makes consummation of the merger illegal.

      The obligation of Prab to effect the merger is subject to the satisfaction or valid waiver of the following conditions:

•	the material accuracy of Parent’s and Purchaser’s representations and warranties contained in the merger agreement and the performance, in all material respects, of all agreements that are required to be performed by them;

•	the approval of the merger agreement by the holders of a majority of the outstanding shares of Prab common stock;

•	the absence of any injunction or order of any court or other governmental entity prohibiting the merger;

•	the absence of any legal requirement that makes consummation of the merger illegal; and

•	the receipt of all material consents to the merger.

Amendments

      The merger agreement may be amended with the approval of the respective boards of directors of Prab and Parent at any time, provided that the special committee has approved the amendment. After adoption of the merger agreement by Prab shareholders, any amendment to the merger agreement that would require the further approval of Prab shareholders will not be effective unless approved by Prab shareholders.

Stock Options

      At the effective time of the merger, each outstanding and unexercised option to purchase shares of Prab’s common stock issued pursuant to the Prab Robots, Inc. 1988 Stock Option Plan, the Prab, Inc. 1999 Stock Option Plan, the Prab, Inc. 2000 Stock Option Plan or otherwise, the per share exercise price of which stock option is less than the $2.40, shall be converted into the right of the holder thereof to receive, in full satisfaction of such stock option, an amount equal to the product of: (1) the excess of the $2.40 over the exercise price per share of Prab common stock of such stock option and (2) the number of shares of Prab common stock issuable upon the exercise of such stock option.

      Except as may be otherwise agreed to by Parent and Prab, as of the effective time of the merger, (1) Prab’s stock option plans will terminate, (2) the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of Prab shall be deleted and (3) no holder of Prab options or any participant in Prab’s option plans or any other plans, programs or arrangements shall have any rights thereunder to acquire any shares of capital stock of Prab or Purchaser.

Interim Operations

      During the period beginning on date of the merger agreement until the effective time of the merger, Prab has agreed that it will preserve its business, conduct its business consistent with prior practice and preserve the goodwill of customers, suppliers and others having business relations with Prab. Prab has agreed not to, among other things:

•	conduct its business in a materially different manner than the manner in which it conducted business prior to the date of the merger agreement;

•	amend its articles of incorporation or bylaws;

•	split, combine or reclassify any of its capital stock, or declare, set aside or pay any dividends with respect to any of its capital stock;

•	form any subsidiary or acquire any material equity interest in any other entity;

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•	issue, sell or grant any additional shares of, or securities convertible or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock, other than Prab common stock issuable pursuant to stock options or warrants outstanding as of the date of the merger agreement;

•	transfer, lease or license to any third party, or encumber, any material assets other than (i) in the ordinary course of business or (ii) as security for any borrowings permitted by the merger agreement;

•	repurchase, redeem or otherwise acquire any of its shares of capital stock except for acquisitions in connection with agreements that allow Prab to purchase such stock upon termination of services to Prab or in exercise of Prab’s right of first refusal to repurchase such shares;

•	incur any indebtedness for borrowed money or guarantee any such indebtedness, except in limited circumstances;

•	adopt or materially amend any employee benefit agreements or plans for the benefit of any director, officer or employee of Prab;

•	pay any benefit not required by any existing employee agreement or plan;

•	increase the compensation or fringe benefits of any director, officer or employee, except for normal increases in the ordinary course of business that are consistent with past practices or that, in the aggregate, do not result in a material increase in benefits or compensation expense;

•	amend materially or terminate prematurely any material contracts or waive, release or assign any material rights or claims under any material contracts, except in the ordinary course of business or where the failure to amend or terminate a material contract would, in the reasonable judgment of Prab’s board of directors, have an adverse impact on Prab;

•	change any of its methods of accounting or accounting practices in any material respect;

•	make any material tax election, except for elections made in the ordinary course of business or consistent with Prab’s past practices;

•	make capital expenditures exceeding $200,000 in the aggregate; or

•	enter into an agreement to take any of the foregoing actions.

      Prab will be permitted to take the foregoing actions if Parent consents in writing, the merger agreement contemplates or permits such action or such action is required to facilitate compliance with any applicable laws or other legal requirements.

Indemnification

      The merger agreement provides that all rights of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the merger that exist in favor of Prab’s directors or officers as provided in Prab’s articles of incorporation or bylaws, and any of Prab’s existing indemnification agreements in effect as of the date of the merger agreement, will be assumed by the surviving corporation in the merger, and will continue in full force and effect in accordance with their terms. Parent has agreed to, and to cause the surviving corporation to, fulfill and honor in all respects those obligations. The merger agreement further provides that after the merger, Parent will cause the surviving corporation to maintain in effect for three years directors’ and officers’ liability insurance on terms no less favorable to the insured parties than those of Prab’s present directors’ and officers’ liability insurance policy covering those persons who were, as of immediately prior to the effective time of the merger, covered by Prab’s directors’ and officers’ liability insurance policy; provided, however, that the annual cost of such insurance shall not exceed 250% of the current policy’s annual premium.

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Notification of Acquisition Proposals

      Prab has agreed to certain limitations on its ability to take action with respect to other acquisition proposals. Notwithstanding these limitations, Prab may respond to an acquisition proposal. Under the merger agreement:

•	the term “acquisition proposal” means any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest made or submitted by Parent) contemplating or otherwise relating to any acquisition transaction;

•	the term “acquisition transaction” means any transaction or series of transactions involving:

(a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction (1) in which Prab is a constituent corporation, (2) in which a person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of Prab, or (3) in which Prab issues securities representing more than 15% of the outstanding securities of any class of voting securities of Prab; or

(b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues, net income or assets of Prab.

•	the term “superior offer” means a bona fide written offer made by a third party to purchase all of the outstanding shares of Prab’s common stock on terms that the board of directors of Prab determines, in its reasonable judgment, upon the recommendation of the special committee (based, in the case of the special committee’s recommendation, on the advice of its financial advisor), to be more favorable to Prab’s shareholders than the terms of the merger with Parent.

      Except as set forth below, Prab has agreed not to:

•	directly or indirectly solicit or initiate the submission of any acquisition proposal; and

•	participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any acquisition proposal.

      Prab may, however, furnish information regarding the company or enter into negotiations or discussions with any person in response to an acquisition proposal made, submitted or announced by such person, and any such actions shall not be considered a breach of the merger agreement if, and to the extent that, each of the following conditions is satisfied:

•	the special committee concludes in good faith, after consultation with its financial advisor, that the acquisition proposal is reasonably likely to lead to a superior offer;

•	the special committee concludes in good faith, after consultation with its outside legal counsel, that it is reasonably likely that the failure to take such action would constitute a breach of its fiduciary duties to Prab’s shareholders under applicable law;

•	Prab promptly gives Parent written notice of the existence of such acquisition proposal, all of the material terms and conditions of such acquisition proposal and Prab’s intention to furnish information to, or enter into discussions or negotiations with, such person, and Prab promptly gives Parent written notice of any amendment to the material terms and conditions of such acquisition proposal throughout the pendency of Prab’s discussions or negotiations with such person relating to such amended acquisition proposal; and

•	such person executes a confidentiality agreement with Prab.

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Termination

      The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after Prab shareholders have adopted the merger agreement:

•	by mutual written consent of Parent and Prab;

•	by either Parent or Prab if the merger is not consummated by August 12, 2004, unless the delay is attributable to a failure to perform any covenant in the merger agreement by the party seeking to terminate the merger agreement;

•	by either Parent or Prab if (1) a court of competent jurisdiction or other governmental entity issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, or (2) if Prab shareholders do not approve the merger agreement at the special meeting;

•	by Parent if any of the following shall have occurred at any time prior to the approval of the merger agreement by Prab shareholders: (1) the board of directors fails to recommend that Prab shareholders vote to approve the merger agreement or withdraws or modifies its recommendation in favor of approval; (2) the board of directors, upon recommendation of the special committee, approves or recommends any offer or proposal regarding a merger, consolidation or similar transaction with an entity other than Parent; (3) Prab enters into any letter of intent or similar document or any contract relating to any offer or proposal regarding a merger, consolidation or similar transaction with an entity other than Parent; or (4) Prab or any representative of Prab materially breaches any of the provisions discussed under “THE MERGER AGREEMENT — Notification of Acquisition Proposals;”

•	by Parent if any of Prab’s representations or warranties contained in the merger agreement are inaccurate as of the closing date of the merger or Prab breaches any covenants contained in the merger agreement prior to the closing such that the conditions to closing set forth under “THE MERGER AGREEMENT — Conditions to the Merger” are not satisfied, unless such inaccuracy or breach is curable by Prab and Prab is continuing to exercise all reasonable efforts to cure such inaccuracy or breach;

•	by Prab if any of Parent’s representations or warranties contained in the merger agreement are inaccurate as of the closing date of the merger or Parent breaches any covenants contained in the merger agreement prior to the closing such that the conditions to closing set forth under “THE MERGER AGREEMENT — Conditions to the Merger” are not satisfied, unless such inaccuracy or breach is curable by Parent and Parent is continuing to exercise all reasonable efforts to cure such inaccuracy or breach; or

•	by Prab prior to the approval of the merger agreement by Prab shareholders in order to accept a bona fide acquisition proposal made by a third party on terms that the board of directors determines, in its reasonable judgment, upon the recommendation of the special committee, to be more favorable to Prab shareholders than the terms of the offer made by Parent.

      Prab may terminate the merger agreement according to the foregoing through the action of the board of directors, but only upon the recommendation of the special committee in the event Prab terminates the merger agreement to accept a superior offer.

Fees and Expenses

      All fees and expenses relating to the merger will be paid by the party incurring them. However, Parent and Prab will share equally all fees and expenses (other than attorneys’ fees) incurred in connection with the filing, printing and mailing of this proxy statement and the Schedule 13E-3 to be filed with the SEC, including any amendments or supplements to either document.

      Prab must also reimburse Parent for all out-of-pocket fees and expenses incurred in connection with the merger and the related transactions, up to a maximum of $75,000, if (1) Prab validly terminates the merger

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agreement to accept a superior offer; or (2) Parent validly terminates the merger agreement upon the occurrence of a triggering event (as defined in the merger agreement). Prab will also be required to pay to Parent a termination fee of $150,000 less the amount of any sums already paid by Prab to Parent for reimbursement of expenses in the event the merger agreement is terminated either by Prab to accept a superior offer or by Parent upon the occurrence of a triggering event and within 270 days of such termination, the transaction contemplated by such superior offer or acquisition proposal is completed by Prab.

First Amendment to Merger Agreement

      Prab, Parent and Purchaser entered into the first amendment to merger agreement on February 16, 2004, a copy of which is attached to this proxy statement as Annex B. The amendment provided for one change to the merger agreement which provided that Prab or Parent may elect to terminate the merger agreement if the merger is not completed by August 12, 2004 instead of March 12, 2004.

INFORMATION ABOUT PRAB

Business

      General. Prab is a Michigan corporation organized in 1961. Prab’s operations consist of designing and manufacturing conveyors, metal scrap reclamation systems and bulk material handling equipment. Prab sells its products worldwide through a network of factory sales engineers and manufacturers’ agents. These products are used in a variety of manufacturing processes to reduce labor costs, increase productivity, improve quality and save materials and energy resources.

      Overview. Prab designs and manufactures complete metal scrap reclamation systems which it sells to die casting, metal stamping, general metal working, and other industries. These systems reduce labor, manufacturing and transportation costs associated with metal scrap disposal, reclaim cutting fluids, and increase the value of metal scrap. Prab’s scrap metal reclamation systems are priced from $50,000 to $1,500,000 and range from a single machine to a complex group of machines including conveyors, crushers, centrifuges, briquetters, and related equipment.

      Reclamation systems are specifically designed for each customer and in general are used to collect and transfer metal scrap, crush the scrap into a more convenient chip size for handling, clean the scrap of fluids and other impurities, and reclaim oil used as a machining coolant during the manufacturing process.

      Prab also designs and manufactures, to meet customer specifications, for prices ranging from $3,000 to $100,000, stand-alone conveyors for transporting aluminum, brass, cast iron and steel scrap. These conveyors, include HarpoonTM, drag, tubular, oscillating, screw, hinged steel belt, magnetic, and pneumatic models.

      Prab also designs and manufactures, to meet customer specifications, conveyors and systems under the trade name of HapmanTM, which are used primarily to transport bulk materials, such as powders and chemicals. These tubular, flexible screw (HelixTM), and pneumatic conveyors, bulk bag unloaders, bulk bag fillers, and bag dumping stations (also known as “bulk material handling equipment”) are used in the chemical, pharmaceutical, food, plastics and other processing industries and sell in the price range of $2,000 to $250,000.

      Sales. Prab’s business is not seasonal; however, fluctuations in sales are common due to large system orders, which is typical of the capital equipment industry. Foreign sales and license fees accounted for 11%, 9%, and 7% of Prab’s net sales for each of the fiscal years 2003, 2002 and 2001, respectively. Prab’s sales are not dependent on one or a few major customers.

      Marketing and Distribution. Prab maintains demonstration equipment in its factory applications laboratory. Prab generates inquiries through advertising, trade shows, trade releases, it’s internet web sites, and customer referrals. Sales of all Prab’s products are made by factory sales engineers and manufacturers’ agents.

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      Engineering and Design Development. Prab’s engineering and design personnel develop and modify its products to meet the customers’ specifications. Most of Prab’s products require a certain amount of custom engineering or design work. Prab does not engage in substantial research and development activities.

      Manufacturing. Prab fabricates and assembles the primary components of most of its products. The principal materials used in all of Prab’s products are bar and sheet metal, stampings, castings, machined parts, electrical components, completed controls and finished goods. All of these materials are readily available from a variety of sources. Warranty expense for the past three years has been approximately $316,000, $400,000, and $277,000 for 2003, 2002 and 2001, respectively. None of Prab’s principal products require government approval and compliance with governmental regulations is not a significant factor in Prab’s business. The costs and effects of compliance with environmental laws is not a significant factor in Prab’s business.

      Patents and Trademarks. Prab owns numerous domestic and foreign patents and has developed technology and special skills relating to metal scrap reclamation systems, conveyors, and bulk material handling equipment. While the aggregate protection afforded by these patents is of value, Prab does not consider that the successful conduct of any material part of its business is dependent upon such protection. Prab holds registered trademarks for the names “Prab”, “Hapman”, “Harpoon”, “Helix”, and “Kalcon”.

      Competition. Prab competes with many domestic and foreign firms, some of which are large, diversified companies with financial, engineering, technical and other resources greater than those of Prab. Prab’s products compete with similar products on the basis of price, design and quality. Several large companies manufacture metal scrap reclamation systems and conveyors and no reliable information is available as to the number of such companies, the volume of their sales, or the total sales of any particular product. However, Prab believes that it is one of the leading sellers of large metal scrap reclamation systems. Prab also believes it is a leading manufacturer of single unit conveyors with its primary competitor being Mayfran International, a division of Tomkins Industries, Inc. Competition for Prab’s Hapman conveyor products include a number of public and private companies.

      Employees. As of December 31, 2003, Prab employed 81 persons, 80 of which persons were employed on a full-time basis. 34 of the employees are covered by a collective bargaining agreement with the United Steelworkers of America, AFL-CIO-CLC. The three-year contract with the Union expires on November 1, 2005.

      General. The address and telephone number of the principal executive offices of Prab, and its executive officers and directors is 5944 East Kilgore Road, Kalamazoo, Michigan 49048, (269) 382-8200. Prab’s internet address is www.prab.com. The contents of Prab’s website are not part of this proxy statement and its internet address is included in this proxy statement as an inactive textural reference only.

      Other than as required by applicable law, in connection with the merger, Prab has made no provisions to grant unaffiliated security holders access to the corporate files of Prab or to obtain counsel or appraisal services at the expense of Prab.

Prab, Inc. Selected Financial Data

      Set forth below is certain selected historical financial information with respect to Prab, excerpted from the financial statements of Prab audited by Plante & Moran PLLC, independent auditors, and set forth in an attachment to Prab’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003, a copy of which is attached as Appendix D to this proxy statement. The Form 10-KSB was previously filed by Prab with the SEC.

      Additional financial information is included in the reports and other documents filed by Prab with the SEC including pages 2-7 of Prab’s Quarterly Report on Form 10-QSB for the quarter ended January 31, 2004, a copy of which is attached as Appendix D to this proxy statement. The following summary information is qualified in its entirety by reference to such reports and other documents and all of the financial information (including any related notes) contained therein. The financial information (including any related notes) contained in certain of such reports and other documents is incorporated herein by reference as described in

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more detail below. Such reports and other documents may be inspected and copies may be obtained without charge as described below. The following tables are presented in thousands, except share and per share data.

		Year Ended October 31,
	Quarter Ended,
	January 31, 2004	2003	2002	2001	2000	1999

Statement of Operations Data
Net sales	$3,900	$13,870	$12,942	$14,847	$15,687	$15,317
Cost of sales	2,387	8,569	8,287	8,954	10,327	9,257

Gross profit	1,513	5,301	4,655	5,893	5,360	6,060
Selling, general and administrative expenses	1,332	4,964	4,392	5,061	5,189	5,166

Operating income	181	337	263	832	171	894
Other income (expenses)	5	(1)	—	—	(35)	(30)

Income before income taxes	186	336	263	832	136	864
Income tax expense	66	136	117	290	45	321

Net income	$120	$200	$146	$542	$91	$543

Dividends paid on convertible preferred stock	$—	$—	$—	$—	$4	$22

Premium paid on redemption of convertible preferred stock	$—	$—	$—	$—	$323	$—

Common and Common Equivalent Shares Outstanding
Basic	1,418,610	1,495,826	1,716,032	1,802,467	1,763,323	1,757,339
Diluted	1,502,254	1,536,726	1,734,473	1,834,329	1,763,323	2,231,299
Earnings Per Common and Common Equivalent Shares
Basic	$0.08	$0.13	$0.09	$0.30	$(0.13)	$0.30
Diluted	$0.08	$0.13	$0.08	$0.30	$(0.13)	$0.24

		October 31,
	January 31,
	2004	2003	2002	2001	2000	1999

Balance Sheet Data
Cash	$1,793	$1,556	$1,240	$622	$68	$46
Accounts and notes receivable, net	1,959	2,212	2,030	1,847	2,323	3,031
Inventories	1,241	1,430	1,174	1,505	1,735	1,550
Working capital	3,422	3,320	3,208	3,055	2,228	2,706
Total assets	6,446	6,632	6,247	5,738	6,216	6,720
Total liabilities	2,432	2,739	2,428	1,678	2,540	2,542
Stockholders’ equity	4,014	3,893	3,819	4,060	3,676	4,178
Convertible preferred stock	—	—	—	—	—	275
Book value per common share:
Basic	$2.83	$2.60	$2.23	$2.25	$2.08	$2.38
Diluted	$2.67	$2.53	$2.20	$2.21	$2.08	$1.87

		Year Ended October 31,
	Quarter Ended,
	January 31, 2004	2003	2002

Ratio of Earnings to Fixed Charges	1,276.61: 1	276.32: 1	138.83: 1

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Directors and Executive Officers

      The following table presents information about each of Prab’s executive officers and directors:

Director		Director	Present Principal Occupation, Business Experience,
Name	Age	Since	and Certain Other Information

Gary A. Herder(1)	56	1991	Chairman of the Board of Prab since March 1999; President and Chief Executive Officer since 1991; joined Prab in 1965, previously served as Executive Vice President, General Manager of Conveyors, and Chief Engineer.
James H. Haas	57	1993	President and Founder of Summit Polymers, Inc., a plastic injection molding company, since 1972.
Eric V. Brown, Jr.	63	1996	Attorney in private practice of law since 1965 and currently a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C.; Secretary of Prab since 1996.
John W. Garside	64	1996	President of Woodruff Coal Company, a diversified energy company, since 1980. Director of Universal Forest Products, Inc., a lumber products company.
William G. Blunt	63	1996	Retired-President of Harborlite Corporation, a manufacturer of industrial minerals, from 1969 to 1996.
Frederick J. Schroeder, Jr.	69	1999	Partner in Cooney, Schroeder & Co., an investment banking firm specializing in mergers and acquisitions, since 1996.

(1)	Mr. Herder and Robert W. Klinge are the only executive officers of Prab. Mr. Klinge, age 54, is Vice President of Finance, Chief Financial Officer and Treasurer of Prab and has held such positions since 1999. Mr. Klinge joined Prab in 1985 and previously served as the Controller of Prab.

Security Ownership of Certain Beneficial Owners and Management

      This table contains certain information, as of the record date, regarding all persons who, to Prab’s knowledge, were the beneficial owners of more than 5% of the outstanding shares of its common stock, each of Prab’s directors, its chief executive officer, its four most highly compensated executive officers other than its chief executive officer, whose salary and bonus exceeded $100,000 for the fiscal year ended October 31, 2003, each of Prab’s current executive officers and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the SEC, or based upon Prab’s actual knowledge. The total number of shares of common stock outstanding used in calculating the percentage for each listed person includes the

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shares of common stock underlying options held by that person that are exercisable within 60 days of the record date, but excludes shares of common stock underlying options held by any other person.

	Amount of
Name and Address of Beneficial Owner or Identity of Group	Beneficial Ownership		Percentage Ownership

Gary A. Herder	122,797	(1)(2)	8.3%
89885 Shorelane Drive Lawton, Michigan
William G. Blunt	31,206	(3)(7)	2.1%
963 Reed Lane Vicksburg, Michigan
Eric V. Brown, Jr.	30,631	(3)(4)(7)	2.1%
444 W. Michigan Avenue Kalamazoo, Michigan
John W. Garside	32,183	(7)	2.2%
309 E. Michigan Kalamazoo, Michigan
James H. Haas	10,000	(7)	.7%
7177 E. U.V. Avenue Vicksburg, Michigan
Frederick J. Schroeder, Jr.	10,000	(7)	.7%
Fisher Mews 377 Fisher Road Grosse Pointe, Michigan
Robert W. Klinge	215,383	(3)	14.9%
Trustee 5944 E. Kilgore Road Kalamazoo, Michigan
Robert W. Klinge	250,223	(3)(5)(6)	17.0%
45 S. Patterson Wayland, Michigan
Henry Penn Wenger Trust	129,100		8.9%
Tammy Williams, Trustee C/ O Register & Company P.A 2600 Douglas Rd, Suite 604 Coral Gables, Florida
Kalamazoo Acquisition Corporation (Parent)	89,797	(8)	6.2%
89885 Shorelane Drive Lawton, Michigan
All executive officers and directors as a group (7 persons)	461,290	(3)	29.7%

(1)	Includes 33,000 shares with respect to which Mr. Herder has the right to acquire beneficial ownership pursuant to Prab’s stock option plans, which will expire on the date immediately preceding the closing date of the merger. Mr. Herder has indicated that he currently does not intend to exercise these options.

(2)	Includes 89,797 shares held by Parent. Mr. Herder is the President, Chairman, CEO and a director of Parent and as such may be deemed to be a beneficial owner of the shares held by Parent. Mr. Herder disclaims beneficial ownership of these shares.

(3)	Robert W. Klinge is the Trustee of Prab’s profit sharing plan. This plan holds 215,383 shares of Prab’s common stock (the “plan stock”). Mr. Klinge has the sole power to vote the plan stock. The administrative committee appointed by the board of directors to administer this plan has the sole power to direct the disposition of the plan stock. The members of the administrative committee are William G. Blunt and Eric V. Brown, Jr. The plan stock is not included in any of the amounts or percentages set forth in table regarding Messrs. Blunt and Brown. The plan stock is included in the amounts and percentages set forth in the table regarding Mr. Klinge and all executive officers and directors as a group. No trustee

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of the plan or member of the administrative committee will be entitled to exercise discretionary authority to vote the plan stock in the merger.

(4)	Includes 10,980 shares as to which Mr. Brown shares voting and investment power as co-trustee of a trust.

(5)	Includes 20,500 shares with respect to which Mr. Klinge has the right to acquire beneficial ownership pursuant to Prab’s stock option plans and 215,383 shares as to which Mr. Klinge shares voting power.

(6)	Includes 14,340 shares held by Mr. Klinge and his spouse as joint tenants with right of survivorship and not as tenants in common.

(7)	Includes 10,000 shares with respect to which such individual has the right to acquire beneficial ownership pursuant to Prab’s stock option plans.

(8)	Mr. Herder is the President, Chairman, CEO and a director of Parent and Mr. Thompson is a director and the Vice President of Parent. Mr. Herder and Mr. Thompson may be deemed to be a beneficial owner of the shares held by Parent. Mr. Herder and Mr. Thompson disclaim beneficial ownership of these shares. All shares of Prab stock held by Parent at the effective time of the merger will be cancelled and retired, will cease to exist and no merger consideration will be delivered in exchange therefore.

Purchases by Prab and its Directors and Executive Officers and by Parent and Purchaser and their Directors and Executive Officers.

      None of Prab’s executive officers or directors, nor any of the executive officers or directors of Parent or Purchaser, have purchased or sold shares of Prab common stock within 60 days of the date of this proxy statement, except that: (i) on April 15, 2004, Mr. Herder and Mr. Thompson transferred all of their shares of Prab common stock held by them as of such date to Parent, and (ii) on April 20, 2004, Mr. Thompson exercised an option to purchase 15,000 shares of Prab common stock which Mr. Thompson subsequently contributed to Parent on April 21, 2004. During the year ended December 31, 2003, Prab purchased a total of 151,215 shares of its common stock for a total cost of $256,477.52. Of this amount, 1,166 shares were purchased from an employee (in response to such employee’s offer to sell) on January 30, 2003 for $1.17 per share, representing the fair market value on the date of the purchase. In May 2003, in response to an offer to sell from several shareholders, Prab signed stock purchase agreements to purchase 162,549 shares of its common stock from several shareholders at a price of $1.70 per share, representing the fair market value on the date of the agreements. The agreements contain a look-back clause which is described on page 7 of Prab, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003, a copy of which is attached to this proxy statement as Appendix D. To date, all but 12,500 shares have been received and payment has been remitted by Prab for all shares received.

      During the year ended December 31, 2002, Prab purchased a total of 198,968 shares of its common stock for a total cost of $226,297.02. Of this amount: (i) 3,145 shares were purchased on the open market pursuant to a stock repurchase program initiated by Prab at prices ranging from $1.02 to $1.30 per share, representing the fair market value at the date of each purchase; (ii) in response to a shareholder’s offer to sell, 21,206 shares were purchased from such shareholder on February 15, 2002 at a price of $1.20 per share, representing the fair market value at the date of the purchase; (iii) in response to a former employee’s spouse’s offer to sell, 2,738 shares were purchased from such former employee’s spouse on March 6, 2002 at a price of $1.20 per share, representing the fair market value at the date of the purchase; (iv) in response to an offer to sell received from the trustee of a trust of a former President and Director of Prab, 166,457 shares were purchased from such trust, on August 15, 2002 at a price of $1.13 per share, representing the fair market value at the date of the purchase; and (v) in response to a former employee’s offer to sell, 5,422 shares were purchased from such former employee on September 5, 2003 at a price of $1.08 per share, representing the fair market value at the date of the purchase. All shares purchased by Prab in 2002 and 2003 were returned to authorized but unissued status.

Price Range of Prab Common Stock

      Prab common stock is traded on the Over-the-Counter Bulletin Board under the symbol “PRAB.” The following table shows the high and low ask information per share of Prab common stock on the Over-the-

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Counter Bulletin Board for each quarterly period in 2002 and 2003 and the first quarter of 2004 through January 31, 2004.

	High	Low

2002
First Quarter	$1.40	$.65
Second Quarter	$1.10	$.80
Third Quarter	$1.10	$.88
Fourth Quarter	$1.10	$1.02
2003
First Quarter	$1.20	$.90
Second Quarter	$1.65	$1.16
Third Quarter	$2.05	$1.60
Fourth Quarter	$2.15	$2.00
2004
First Quarter (through January 31, 2004)	$2.45	$2.20

      On July 22, 2003, the last full trading day prior to the public announcement of Parent’s initial offer, the last reported ask price of Prab common stock on the Over-the-Counter Bulletin Board was $1.71 per share. On January 30, 2004, the last reported ask price was $2.36 per share. Prab shareholders are urged to obtain a current market quotation for the shares. As of the record date, Prab had outstanding 1,448,610 shares of common stock.

Dividend Policy

      Prab has paid no dividends on its common stock. The payment of dividends in the future will be dependent upon the financial condition, capital requirements, earnings of Prab and such other factors as the board of directors may deem relevant.

Certain Relationships and Related Transactions

      Eric V. Brown, Jr. Secretary and director of Prab is a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C., which firm is general legal counsel to Prab. Frederick J. Schroeder, Jr., director of Prab, is a partner in Cooney, Schroeder, & Co., which firm provides investment banking services to Prab. Gary A. Herder, Chairman of the Board of Directors, President and Chief Executive Office of Prab, and Edward Thompson, Vice President of Operations of Prab own all of the issued and outstanding capital stock of Parent.

INFORMATION CONCERNING THE BUY-OUT GROUP, PARENT AND PURCHASER

      The information concerning the Buy-Out Group, Parent and Purchaser has been furnished by Mr. Herder, Mr. Thompson, Parent and Purchaser. Prab does not assume responsibility for the accuracy or completeness of the information concerning Mr. Herder, Mr. Thompson, Parent and Purchaser.

      Mr. Herder. Mr. Herder has served as Chairman of Prab since 1999 and Chief Executive Officer and President of Prab since 1991. Mr. Herder is also a director and President, Chairman and Chief Executive Officer of each of Parent and Purchaser. Mr. Herder is a citizen of the United States.

      Mr. Thompson. Mr. Thompson has served as Vice President of Operations of Prab since 1994. Mr. Thompson is also a director and Vice President of each of Parent and Purchaser. Mr. Thompson is a citizen of the United States.

      Parent. Parent is a newly formed Michigan corporation organized in connection with the merger, does not have any significant assets or liabilities (other than 89,797 shares of Prab common stock that were contributed to Parent by Mr. Herder and Mr. Thompson on April 5, 2004) and has not carried on any

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activities other than in connection with the merger. Parent is wholly owned and controlled by the Buy-Out Group. Until immediately prior to the merger, it is not anticipated that Parent will have any significant assets or liabilities or engage in activities other than those incident to its formation, capitalization, the formation and capitalization of Purchaser and the transactions contemplated by the merger.

      Purchaser. Purchaser is a newly formed Michigan corporation organized in connection with the merger, does not have any significant assets or liabilities and has not carried on any activities other than in connection with the merger. Purchaser is a wholly-owned direct subsidiary of Parent and is controlled by the Buy-Out Group. Until immediately prior to the time Purchaser purchases shares pursuant to the merger, it is not anticipated that Purchaser will have any significant assets or liabilities or engage in activities other than those incident to its formation, capitalization and the transactions contemplated by the merger.

      The principal offices of each of the Buy-Out Group, Parent and Purchaser are located at 89885 Shorelane Drive, Lawton, Michigan 49065. The telephone number for each of Mr. Herder, Mr. Thompson, Parent and Purchaser is (269) 382-8200.

      The Buy-Out Group, Parent and Purchaser have not made any provision in connection with the merger to grant unaffiliated security holders access to the corporate files of Parent or Purchaser or to obtain counsel or appraisal services at the expense of the Buy-Out Group, Parent or Purchaser.

      Except as set forth in this proxy statement, none of the Buy-Out Group, Parent or Purchaser beneficially owns or has a right to acquire any shares of common stock of Prab, and none of the Buy-Out Group, Parent or Purchaser has effected any transaction in the shares during the past 60 days.

      Except as set forth in this proxy statement, none of the Buy-Out Group, Parent or Purchaser has any contract, arrangement, understanding or relationship with any other person with respect to any securities of Prab, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities of Prab, joint ventures, loan or option arrangements, puts or calls, guarantees of loans, guarantees against loss or the giving or withholding of proxies.

      Except as set forth in this proxy statement, none of the Buy-Out Group, Parent or Purchaser has had any business relationships or transactions with Prab or any of its executive officers, directors or affiliates that are required to be reported under the rules of the SEC. Except as set forth in this proxy statement, there have been no contacts, negotiations or transactions between the Buy-Out Group, Parent or Purchaser and Prab concerning a merger, consolidation or acquisition, tender offer or other acquisition of securities, election of directors or a sale or other transfer of a material amount of assets.

      None of the Buy-Out Group, Parent or Purchaser has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, or a finding of any violation of, federal or state securities laws.

OTHER MATTERS

Other Matters at the Special Meeting

      If any other matters properly come before the special meeting, it is the intention of the proxy holders, identified in the proxy card, to vote in their discretion on such matters pursuant to the discretionary authority granted pursuant to the proxy card and permitted under applicable law. Prab does not have notice of any such matters at this time.

Independent Auditors

      Prab’s financial statements for the year ended October 31, 2003, and for each of the years in the three-year period ended October 31, 2003, have been audited by Plante & Moran PLLC, independent auditors, as stated in its report set forth in Prab’s Annual Report on Form 10-KSB, which is incorporated by reference in

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this proxy statement and a copy of which is included in Appendix D to this proxy statement. It is not expected that representatives of Plante & Moran PLLC will be present at the special meeting.

Future Shareholder Proposals

      If the merger does not occur, Prab’s 2004 annual meeting of Prab shareholders is presently expected to be held in June 2004. Prab shareholders interested in submitting a proposal for inclusion in the proxy materials for the 2004 annual meeting may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act.

Available Information

      Prab is subject to the informational reporting requirements of the Exchange Act and, in accordance with the Exchange Act, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copies made at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC’s regional office at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of these materials can also be obtained from the Public Reference Room of the SEC at its Washington address at prescribed rates. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. Copies of these materials also may be obtained without charge at the SEC’s website at www.sec.gov. Prab common stock trades on the Over-the-Counter Bulletin Board under the symbol “PRAB.”

      Prab, Mr. Thompson, Mr. Herder, Parent and Purchaser have filed a Schedule 13E-3 with the SEC with respect to the merger. As permitted by the SEC, this proxy statement omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection or copying as set forth above. Statements contained in this proxy statement or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document are not necessarily complete and each of these statements is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

      If you would like to request documents from Prab, please do so at least ten business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting. The opinion of Lincoln Partners, attached hereto as Appendix C, will be made available for inspection and copying at the principal executive offices of Prab during its regular business hours by any interested equity security holder of the subject company or representative who has been so designated in writing.

      You should rely only on the information contained or incorporated by reference in this proxy statement when considering how to vote your shares at the special meeting. Prab has not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

      This proxy statement is dated [                    ], 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to Prab shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

INFORMATION INCORPORATED BY REFERENCE

      The SEC allows Prab to incorporate by reference into this proxy statement, which means Prab may disclose important information by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by information contained in, or incorporated by reference into, this proxy statement.

      This proxy statement incorporates by reference the documents listed below that Prab previously filed with the SEC. These documents contain important information about Prab and its business, financial condition and results or operations.

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      The following documents filed by Prab with the SEC are incorporated by reference:

•	Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003, a copy of which is attached as Appendix D to this proxy statement.

•	Quarterly Report on Form 10-QSB for the quarter year ended January 31, 2004, a copy of which is attached as Appendix E to this proxy statement.

•	Current Reports on Form 8-K filed November 6, 2003, December 15, 2003 and February 17, 2004.

      Any statement contained in a document incorporated by reference in this proxy statement is deemed to be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this proxy statement.

      Prab undertakes to provide by first class mail, without charge and within one business day of receipt of any written or oral request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to the documents, unless the exhibits are specifically incorporated by reference therein. Requests for copies should be directed to Prab at 5944 East Kilgore Road, Kalamazoo, Michigan 49048, Attention: Chief Financial Officer, at (269) 382-8200. Any requested documents will be sent by first class mail or other equally prompt means within one business day of Prab’s receipt of such request.

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Execution Copy

APPENDIX A

AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of December 12, 2003, by and among KALAMAZOO ACQUISITION CORPORATION, a Michigan corporation (“Parent”), KALAMAZOO PRAB SUBSIDIARY CORPORATION, a Michigan corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and PRAB, INC., a Michigan corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

BACKGROUND

     Parent, Merger Sub and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) in accordance with this Agreement and the Michigan Business Corporation Act, as amended (the “MBCA”). Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent.

     The respective boards of directors of Parent, Merger Sub and the Company have (and in the case of the Company, upon recommendation of a Special Committee of its board of directors (the “Special Committee”)) approved, adopted and declared advisable this Agreement and the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the MBCA.

     Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

TERMS AND CONDITIONS

ARTICLE I
THE MERGER

     1.1 Merger of Merger Sub into the Company. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.4), Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. Following the Effective Time, the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”).

     1.2 Effect of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the MBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, immunities, powers and franchises of the Company and of Merger Sub and all of the property (real, personal and mixed) of the Company and of Merger Sub and all debts due to either the Company or

APPENDIX-1

     Merger Sub on any account, and all choses in action, and every other interest of or belonging to or due to either the Company or Merger Sub, will vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities, obligations, restrictions, disabilities and duties had been incurred or contracted by the Surviving Corporation. The title to any real estate or any interest therein vested, by deed or otherwise, in the Company or Merger Sub shall not revert or in any way become impaired by reason of the Merger.

     1.3 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Miller, Canfield, Paddock and Stone, P.L.C., 444 West Michigan Avenue, Kalamazoo, Michigan, at 10:00 a.m. on a date to be designated by the parties (the “Closing Date”), which shall be as soon as practicable, but in no event later than the second business day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article VI and Article VII (other than those conditions that by their nature are to be satisfied at the Closing) unless another time or date is agreed to by the parties.

     1.4 Effective Time. Upon the terms and subject to the conditions hereof, a Certificate of Merger (the “Certificate of Merger”) shall be duly prepared and executed by the Company and Merger Sub and thereafter delivered to the Department of Consumer and Industry Services, Bureau of Corporations, Securities and Land Development of the State of Michigan (the “Filing Office”) for filing as provided in the MBCA as soon as practicable on the Closing Date. The Merger shall become effective upon the filing of the Certificate of Merger with the Filing Office or at such other later date or time as the parties shall agree as specified in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).

     1.5 Certificate of Incorporation and Bylaws; Directors and Officers. Unless otherwise determined by Parent prior to the Effective Time:

          (a) the articles of incorporation of the Surviving Corporation shall be amended and restated in their entirety to be identical to the articles of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that the Company’s name shall be the name of the Surviving Corporation;

          (b) the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that the Company’s name shall be the name of the Surviving Corporation; and

          (c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time.

     1.6 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any shareholder of the Company or Merger Sub:

APPENDIX A-2

          (a) All shares of Company Common Stock then held by Parent or Merger Sub shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (b) Subject to Section 1.6(d), each share of Company Common Stock then outstanding shall be converted into the right to receive $2.40, without interest (the “Merger Consideration”).

          (c) Each share of the common stock, no par value per share, of Merger Sub then outstanding shall be converted into one (1) share of common stock of the Surviving Corporation.

          (d) If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction (other than the Merger), then the Merger Consideration shall be appropriately adjusted.

     1.7 Stock Options.

          (a) At the Effective Time, each outstanding and unexercised option to purchase shares of Company Common Stock (a “Company Option”) issued pursuant to the Prab Robots, Inc. 1988 Stock Option Plan, the Prab, Inc. 1999 Stock Option Plan, the Prab, Inc. 2000 Stock Option Plan of the Company or otherwise (collectively, the “Company Option Plans”), the per share exercise price of which Company Option is less than the Merger Consideration (a “Cashed-Out Company Option”), shall be converted into the right of the holder thereof to receive, in full satisfaction of each Cashed-Out Company Option, the “Cash Amount” with respect to such Cashed-Out Company Option, less any required withholding taxes. The “Cash Amount” for any Cashed-Out Company Option shall equal the product of: (1) the excess of the Merger Consideration over the exercise price per share of Company Common Stock of such Cashed-Out Company Option and (2) the number of shares of Company Common Stock issuable upon the exercise of such Cashed-Out Company Option. The Company shall take all reasonable actions necessary to cause the holders of Company Options to consent, to the extent required, to the transactions contemplated by this Section 1.7 no later than immediately prior to the Effective Time and shall facilitate the net exercise of Cashed-Out Company Options so as to enable the holders thereof to receive the Cash Amount in respect thereof without first paying the exercise price thereof. Except as may be otherwise agreed to by Parent and the Company, as of the Effective Time, (A) the Company Option Plans shall terminate, (B) the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company shall be deleted and (C) no holder of Company Options or any participant in the Company Option Plans or any other plans, programs or arrangements shall have any rights thereunder to acquire any shares of capital stock of the Company or the Surviving Corporation. The Company and Parent agree that the Cash Amounts are the sole payments that will be made with respect to or in relation to the Company Options.

          (b) As soon as practicable, and in no event more than five (5) Business Days following the Effective Time, Parent shall cause to be mailed to the holder of each Cashed-Out

APPENDIX- A-3

Company Option, the Cash Amount payable with respect to such Cashed-Out Company Option to such holder pursuant to Section 1.7(a) hereof, less any required withholding taxes.

          (c) At or before the Effective Time, the Company shall use commercially reasonable efforts to take all actions, in a manner reasonably satisfactory to Parent, necessary or advisable to give effect to the foregoing provisions of this Section 1.7.

          (d) The Company shall take such steps as may be reasonably necessary to cause the transactions contemplated by this Section 1.7 by any individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

     1.8 Surrender of Certificates; Stock Transfer Books.

          (a) At the Effective Time: (i) all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing shares of Company Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of the Company; and (ii) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time.

          (b) At or prior to the Effective Time, Parent shall irrevocably deposit or cause to be deposited with a reputable bank or trust company appointed by Parent and reasonably acceptable to the Company (the “Exchange Agent”), as agent for the holders of shares of Company Common Stock to be cancelled and converted in accordance with Section 1.6, cash in an amount sufficient to enable the Exchange Agent to make payments pursuant to Section 1.6 to holders of Company Common Stock issued and outstanding immediately prior to the Effective Time.

          (c) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to the record holders of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock converted in the Merger (each a “Company Stock Certificate”) (i) a letter of transmittal in customary form and containing such provisions as Parent may reasonably specify (including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon actual delivery of such Company Stock Certificates to the Exchange Agent), and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for the Merger Consideration. Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Parent, (1) the holder of such Company Stock Certificate shall be entitled to receive, in exchange for each share of Company Common Stock previously represented by such Company Stock Certificate, the Merger Consideration, and (2) such Company Stock Certificate so surrendered shall be canceled. Until surrendered as contemplated by this Section 1.8(c), each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only

APPENDIX A-4

the right to receive the Merger Consideration with respect to each share of Company Common Stock represented by such Company Stock Certificate. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the payment of the Merger Consideration, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Parent may reasonably direct) as indemnity against any claim that may be made against the Exchange Agent, Parent or the Surviving Corporation with respect to such Company Stock Certificate.

          (d) At any time following one (1) year after the Effective Time, Parent may require the Exchange Agent to deliver to it any funds which had been made available to the Exchange Agent and not disbursed to the holders of Company Stock Certificates, and any holder of Company Stock Certificates who has not theretofore surrendered its Company Stock Certificates in accordance with this Section 1.8 shall thereafter look only to Parent and the Surviving Corporation with respect to the cash amounts payable upon surrender of Company Stock Certificates held by such holder.

          (e) If any portion of the Merger Consideration is to be paid to a Person other than the registered holder of the shares represented by such Company Stock Certificate or Certificates surrendered in exchange therefore, it shall be a condition to such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such shares or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          (f) Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Internal Revenue Code of 1986, as amended (the “Code”) or any provision of state, local or foreign tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

          (g) Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any Merger Consideration that may be payable upon due surrender of any Company Stock Certificate that is delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement. If any Company Stock Certificate has not been surrendered by the earlier of (i) the fifth (5th) anniversary of the Effective Date and (ii) the date immediately prior to the date on which the cash amount that such Company Stock Certificate represents the right to receive would otherwise escheat to or become the property of any Governmental Body, then such cash amount shall, to the extent permitted by applicable Legal Requirements, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

APPENDIX A-5

     1.9 Further Action. If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Merger Sub that, except as set forth in the Company SEC Documents or in the exhibits thereto, or in the Company Disclosure Schedule:

     2.1 Corporate Status. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Michigan. The Company has the requisite power and authority to own or lease its properties and to carry on its businesses as currently conducted, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has delivered or made available to Parent copies of its articles of incorporation and bylaws, as amended on the date of this Agreement.

     2.2 Power and Authority; Enforceability. The Company has the requisite power and authority to execute and deliver this Agreement and to perform and consummate the Merger and the other transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the Merger and the other transactions contemplated hereby have been duly authorized by the board of directors of the Company (upon the recommendation of the Special Committee), and no other corporate action on the part of the Company (other than adoption of this Agreement and approval of the Merger by the Company’s shareholders) is necessary to authorize the execution, delivery and performance by the Company of this Agreement or its consummation of such transactions. This Agreement has been duly executed and delivered by, and, assuming due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     2.3 Capitalization, Etc.

     (a) The authorized capital stock of the Company consists of: (i) 7,000,000 shares of Company Common Stock, of which 1,418,610 shares were issued and outstanding as of August 31, 2003; (ii) 2,000,000 shares of convertible preferred stock, $.75 par value, none of which are issued and are outstanding as of the date of this Agreement; and (iii) 600,000 shares of non-convertible preferred stock, $.50 par value, none of which are issued and outstanding as of the date of this Agreement. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable.

APPENDIX A-6

          (b) As of the date of this Agreement, 191,000 shares of Company Common Stock are subject to issuance pursuant to stock options granted and outstanding under the Company’s Option Plans. The Company has provided to Parent a spreadsheet dated February 5, 2003 setting forth the total number of shares of Company Common Stock issueable pursuant to Company Options at various prices.

          (c) Except for Company Options, rights, securities, instruments, obligations, and plans referred to in Section 2.3(b), there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; or (iii) shareholder rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.

          (d) The Company does not directly or indirectly beneficially own any securities or other beneficial ownership interests in any other Entity except for non-controlling investments made in the ordinary course of business in Entities which are not individually or in the aggregate material to the Company.

     2.4 SEC Filings; Financial Statements.

          (a) The Company has made all filings with the SEC (the “Company SEC Documents”) that it has been required to make in the past two (2) years under the Securities Act or the Exchange Act, as the case may be. As of the time it was filed with the SEC each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be.

          (b) Except to the extent stated therein, the financial statements (including any related notes) contained in the Company SEC Documents (the “Company Financial Statements”): (i) when filed, complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) when filed, were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may contain footnotes and are subject to normal and recurring year-end adjustments); and (iii) fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may contain footnotes and are subject to normal and recurring year-end adjustments).

     2.5 Title to Assets. The Company owns, and has good and valid title to, all tangible assets reflected on the balance sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the quarter ended July 31, 2003 (except for tangible assets sold or disposed of since July 31, 2003) free and clear of any liens or Encumbrances, except that such

APPENDIX A-7

tangible assets may be subject to: (a) liens for taxes not yet due and payable; (b) liens and Encumbrances or imperfections of title that have arisen in the ordinary course of business; (c) liens and Encumbrances or imperfections of title resulting from or relating to any of the Contracts referred to in the Company Disclosure Schedule; and (d) liens and Encumbrances relating to liabilities reflected in the Company Financial Statements.

     2.6 Intellectual Property. The Company owns and has good and valid title to, or has a valid right to use, license and otherwise exploit, all Proprietary Assets that are necessary to enable the Company to conduct its business substantially in the manner in which its business is currently being conducted, except where such failure would not reasonably be expected to have a Material Adverse Effect on the Company.

     2.7 Liabilities. The Company does not have any accrued, contingent or other liabilities of any nature, either matured or unmatured, except for: (a) liabilities identified as such in the “liabilities” column of the Company’s most recent balance sheet or otherwise disclosed on the Company’s Form 10-Q for the fiscal quarter ended July 31, 2003; (b) normal and recurring current liabilities that have been incurred by the Company since July 31, 2003 in the ordinary course of business; (c) liabilities described in Part 2.7 of the Company Disclosure Schedule; and (d) liabilities incurred in connection with this Agreement or the transactions contemplated hereunder.

     2.8 Compliance with Legal Requirements. The Company is in compliance with all applicable Legal Requirements, except where the failure to comply with such Legal Requirements would not reasonably be expected to have a Material Adverse Effect on the Company.

     2.9 Legal Proceedings; Orders.

          (a) There is no pending Legal Proceeding, and to the Knowledge of the Company no Person has threatened to commence any Legal Proceeding: (i) that involves the Company or any of the assets owned or used by the Company; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement.

          (b) There is no order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

     2.10 Non-Contravention; Consents.

          (a) Except as would not reasonably be expected to result in a Material Adverse Effect on the Company and subject to the consents and approvals and making of the filings referred to in Section 2.10(b), the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement will not: (i) violate any of the provisions of the articles of incorporation or bylaws of the Company; (ii) cause a violation by the Company of any Legal Requirement applicable to the

APPENDIX A-8

Company; or (iii) cause a default on the part of the Company under any Material Contract (as defined in Section 2.12 below).

          (b) No consents or approvals of, or filings or registrations with, any Governmental Body are required to be made or obtained by the Company in connection with the execution, delivery or performance by the Company of this Agreement except for (i) filings of applications, registrations, statements, reports or notices (and expiration of any applicable notice periods) with the NASD, the SEC and state securities authorities, (ii) the Required Company Shareholder Vote, (iii) the filing of the Certificate of Merger with the Filing Office, and (iv) consents, approvals, filings, or registrations, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

     2.11 Taxes.

          (a) All tax returns required to be filed by the Company with the IRS on or before the date hereof (the “Tax Returns”) have been timely filed and all amounts shown as owing thereon have been paid.

          (b) All taxes which are required to be collected or withheld by the Company under the Code or any rules and regulations promulgated thereunder on or prior to the date hereof have been so collected or withheld.

          (c) All deposits required by law to be made by the Company on or prior to the date hereof with respect to Employees’ withholding taxes have been duly made.

          (d) The Company has not received written notice from any tax authority of the assessment or proposed assessment of any tax liabilities, disallowances, or assessments under the Code or any rules and regulations promulgated thereunder which remain unpaid.

          (e) There is no examination currently in progress of the Tax Returns of the Company by any taxing authority for which the Company has received any notice, and, to the Knowledge of Company, no such examination has been threatened by any taxing authority.

     2.12 Contracts, Agreements and Instruments Generally. Part 2.12 of the Company Disclosure Schedule contains a list of all material Contracts to which the Company was a party as of the date hereof that involve a receipt or an expenditure by the Company or require the performance of services or delivery of goods to, by, through, on behalf of or for the benefit of Company, which in each case relates to a Contract that requires (or is reasonably expected to require) payments or provides (or is reasonably expected to provide) for receipts in excess of $50,000 on an annual basis (the “Material Contracts”). Neither the Company nor, to the Knowledge of the Company, any other Person who is a party to any such Material Contract has Breached any provision of, or is in default under, the terms thereof.

     2.13 Employment Matters. Set forth in Part 2.13 of the Company Disclosure Schedule is a complete list of the names of the Employees and a complete list of the dates of hire, offices, classification and current compensation of the Employees as such information appears in the Company’s records. Except as set forth in Part 2.13 of the Company Disclosure Schedule:

APPENDIX A-9

          (a) Except for the labor organization identified in Part 2.13(a) of the Company Disclosure Schedule, the Employees are not represented by any other labor organization and, to the Knowledge of the Company, no other labor organization or group of Employees have made a pending demand for recognition or have filed a petition seeking a representation proceeding presently pending with the National Labor Relations Board.

          (b) There are no strikes, grievances or other labor disputes pending against the Company. To the Knowledge of the Company, there are no such strikes, grievances and disputes threatened which would have a Material Adverse Effect on the Company. There are no unfair labor practice charges or complaints pending or, to the Knowledge of the Company, threatened by or on behalf of any Employee or group of Employees.

          (c) To the Knowledge of the Company, during the last five (5) years, there has not been any strike, lock out, sit down, slow down or other material labor dispute which in any material manner affects the Company.

          (d) There are no pending complaints or charges against the Company with respect to any Employee or group of Employees filed with any Governmental Body alleging employment discrimination by the Company with respect to any Employee or group of Employees, nor, to the Knowledge of the Company, is any such complaint or charge threatened to be filed.

          (e) To the Knowledge of the Company, hours worked by and payments made to Employees are not in material violation of the federal Fair Labor Standards Act or other state or local law dealing with such matters.

          (f) To the Knowledge of the Company, the Company is in compliance in all material respects with its obligations under all federal, state and local statutes and ordinances, executive orders, regulations and common law governing its employment practices including, without limitation, legal obligations relating to compensation, hours, occupational safety and health, workers’ compensation, unemployment insurance, equal employment opportunity, labor relations and COBRA.

     2.14 Employee Benefit Plans.

          (a) Each “employee benefit plan” (as defined by Section 3(3) of ERISA), and any other bonus, profit sharing, pension, compensation, deferred compensation, stock option, stock purchase, fringe benefit, severance, scholarship, disability, sick leave, vacation, bonus, retention, or other plan, agreement, or arrangement that the Company maintains or contributes to, or is a party to or otherwise has any liability in respect of (each such plan, agreement or arrangement and related trust, insurance contract or fund is referred to herein as an “Employee Benefit Plan”, and collectively, the “Employee Benefit Plans”) has, since December 31, 2002, been administered and operated in compliance with its terms, and complied in all material respects in form and in operation with the applicable requirements of ERISA and the Code and other applicable law.

          (b) With respect to each Employee Benefit Plan: (i) each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a

APPENDIX A-10

determination letter from the IRS to the effect that such Employee Benefit Plan is qualified under Section 401 of the Code and that any trust maintained pursuant thereto is exempt from federal income taxation under Section 501 of the Code, and nothing has occurred or, to the Knowledge of the Company, is expected to occur that caused or could reasonably be expected to cause the loss of such qualification or exemption or the imposition of any penalty or tax liability; (ii) all payments required by the Employee Benefit Plans or by law (including all contributions, insurance premiums, premiums due the PBGC or intercompany charges) with respect to all periods since December 31, 2002 through the date hereof have been made; (iii) there are, and since December 31, 2002, there have been, no violations of or failures to comply with ERISA and the Code with respect to the filing of applicable reports, documents, and notices regarding the Employee Benefit Plans with the United States Depart of Labor (the “DOL”), the IRS, the PBGC or any other Governmental Body, or any of the assets of any Employee Benefit Plan or any related trust, except for such violations or noncompliance that would not, individually, or in the aggregate, have a Material Adverse Effect on the Company; (iv) no claims, lawsuit, arbitration or other action has been asserted or instituted or, to the Knowledge of the Company, threatened in writing against any Employee Benefit Plan, any trustee or fiduciaries thereof, the Company or any ERISA Affiliate, any director, officer or employee thereof, or any of the assets of any Employee Benefit Plan or any related trust since December 31, 2002 through the date hereof, except for routine claims for benefits; and (v) to the Knowledge of the Company, the Employee Benefit Plans are not under audit or investigation by the IRS or the DOL or any other Governmental Body and no such completed audit, if any, has resulted in the imposition of any tax, interest or penalty.

          (c) Except as set forth in Part 2.14(c) of the Company Disclosure Schedule, there are no unfunded obligations under any Employee Benefit Plan which are not fully reflected on the Company Financial Statements, to the extent required by generally accepted accounting principles.

          (d) Neither the Company, nor any ERISA Affiliate with respect to the Company, is currently a party to a multiemployer plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”), has withdrawn in a complete or partial withdrawal from a Multiemployer Plan nor has any of them incurred any liability due to the termination or reorganization of a Multiemployer Plan.

          (e) All contributions required by law to have been made under any of the ERISA Affiliate Plans (without regard to any waivers granted under Section 412 of the Code), to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension) and no accumulated funding deficiencies exist in any of the ERISA Affiliate Plans.

          (f) Part 2.14(f) of the Company Disclosure Schedule sets forth all of the ERISA Affiliate Plans.

          (g) Neither the Company nor any ERISA Affiliate: (i) has terminated any ERISA Affiliate Plan which results in a liability to the Company or incurred any outstanding liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA; or (ii) has divested itself of any entity maintaining or with an obligation to contribute

APPENDIX A-11

to any ERISA Affiliate Plan which results in a liability to the Company under Section 4069(a) of ERISA.

     2.15 Real Property.

          (a) Part 2.15(a) of the Company Disclosure Schedule contains a true and complete list of all real property that is owned or leased or subleased by the Company or as to which the Company has any interest of any kind including, without limitation, all office and ground leases (the “Company Real Estate”).

          (b) Except as set forth in Part 2.15(b) of the Company Disclosure Schedule, the Company Real Estate (i) is owned or leased free and clear of all Encumbrances, other than (A) Encumbrances for current taxes and assessments and other governmental charges not yet past due or, if past due, which are being contested in good faith by appropriate proceedings and set forth in Part 2.15(b) of the Company Disclosure Schedule, (B) inchoate mechanics’ and materialmen’s Encumbrances for construction in progress, (C) workmen’s, repairmen’s, warehousemen’s and carriers’ Encumbrances arising in the ordinary course of business of the Company, and (D) all matters of record, Encumbrances and other imperfections of title that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company and (ii) is neither subject to any governmental decree or order to be sold nor is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the Company’s Knowledge, has any such condemnation, expropriation or taking been proposed.

     2.16 Environmental Matters. Except as set forth in Part 2.16 of the Company Disclosure Schedule, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably result in the imposition, on the Company of any liability or obligation arising under common law or under any Environmental Laws pending or to the Company’s Knowledge threatened against the Company, which liability or obligation will, either individually or in the aggregate, have a Material Adverse Effect on the Company. To the Knowledge of the Company, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that will, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company is not subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Body or third party imposing any liability or obligation with respect to the foregoing that will have, either individually or in the aggregate, a Material Adverse Effect on the Company.

     2.17 Product Warranty. Except as disclosed in Part 2.17 of the Company Disclosure Schedule, there are no orders, decrees or decisions of any court or Governmental Body stating that any product manufactured, marketed or distributed at any time prior to the date of this Agreement by the Company (“Product”) is defective or fails to meet in any material respect any standards promulgated by any such Governmental Body. There have been no recalls ordered by such Governmental Body with respect to any Product. To the Knowledge of the Company, there is no: (i) duty of the Company to recall any Product or a duty to warn customers of a defect in any Product, other than defects about which the Company has issued appropriate and adequate

APPENDIX A-12

warnings; or (ii) latent or overt design, manufacturing or other defect in any Product. The Company provides the product warranty disclosed in Part 2.17 of the Company Disclosure Schedule with respect to any Product.

     2.18 Related Party Transactions. Except as set forth in the Company SEC Reports, since the date of the Company’s last proxy statement filed with the SEC, no event has occurred as of the date hereof that would be required to be reported by the Company pursuant to Item 404 of Regulation S-B promulgated by the SEC.

     2.19 Accounting Matters. Except as set forth in the Company SEC Reports, the Company has not been advised by its independent accountants of any material accounting irregularities that would reasonably be expected to require the Company to restate the Company Financial Statements (other than as required by any change in generally accepted accounting principles). To the Company’s Knowledge, the Company is not subject to any material pending or threatened investigation by the SEC concerning the Company’s Financial Statements.

     2.20 Absence of Certain Changes. Other than as disclosed in the Company’s Quarterly Report on Form 10-Q for the Quarter ended July 31, 2003, between July 31, 2003 and the date of this Agreement, the Company has not:

          (a) suffered any adverse change with respect to its business or financial condition which has had a Material Adverse Effect on the Company; or

          (b) suffered any loss, damage or destruction to any of its assets that has had a Material Adverse Effect on the Company.

     2.21 Opinion of Financial Advisor. The Company has received the written opinion of Lincoln Partners, LLC (the “Financial Advisor”) on the date of this Agreement to the effect that, subject to the assumptions and qualifications set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock not affiliated with Parent or Merger Sub.

     2.22 Brokers. No broker, finder or investment banker (other than the Financial Advisor) is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Parent and Merger Sub represent and warrant, jointly and severally, to the Company as follows:

     3.1 Corporate Status. Parent is a corporation duly formed, validly existing and in good standing under the laws of the State of Michigan. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. Each of Parent and Merger Sub has the requisite respective power and authority to own or lease its properties and to carry on its business as currently conducted. Parent has previously furnished to

APPENDIX A-13

the Company complete and correct copies of its and Merger Sub’s respective articles of incorporation and bylaws. Neither Parent nor Merger Sub is in Breach of any provision of its respective articles of incorporation and bylaws. Each of Parent and Merger Sub is qualified to do business in all jurisdictions where such qualification is required. There is no pending or threatened action for the dissolution, liquidation, insolvency, or rehabilitation of Parent or Merger Sub.

     3.2 Power and Authority; Enforceability. Each of Parent and Merger Sub has the requisite power and authority to execute and deliver this Agreement, and to perform and consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by each of them of the Merger and the other transactions contemplated hereby have been duly authorized by the Board of Directors of Parent and Merger Sub, respectively, and by Parent as the sole shareholder of Merger Sub, and no other corporate action on the part of Parent or Merger Sub, respectively, is necessary to authorize the execution and delivery or performance by them of this Agreement or their consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and, assuming due authorization, execution and delivery hereof by the Company, constitutes a valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     3.3 Non-Contravention; Consents. Neither the execution and delivery of this Agreement by Parent and Merger Sub nor the consummation of the transactions contemplated hereby will (a) contravene, conflict with or result in a violation of any Breach of any provisions of the articles of incorporation or bylaws of Parent or Merger Sub, (b) result in a default by Parent or Merger Sub under any Contract to which Parent or Merger Sub is a party, or (c) contravene, conflict with or result in a material violation by Parent or Merger Sub of any Legal Requirement, order, writ, injunction, judgment or decree to which Parent or Merger Sub is subject.

     3.4 Disclosure. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed to the shareholders of the Company or at any time between the time the Proxy Statements are mailed to the shareholders of the Company and the Company Shareholders’ Meeting (as defined in Section 5.2(a) below), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent for inclusion in the Schedule 13E-3 (defined in Section 5.1(b)) will, at the time the Schedule 13E-3 is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     3.5 Sufficient Funds. At the Effective Time, Parent will have available funds sufficient to perform its obligations hereunder.

APPENDIX A-14

     3.6 Regulatory Approvals. Neither Parent nor Merger Sub has taken any action and has no Knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any Consents of a Governmental Body necessary in connection with the consummation of the Merger, or any of the transactions contemplated by this Agreement which if not obtained, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect on Parent or Merger Sub.

     3.7 No Knowledge of any Material Adverse Effect on the Company. As of the date hereof, neither Parent nor Merger Sub has any Knowledge of any Material Adverse Effect on the Company.

ARTICLE IV
CERTAIN COVENANTS OF THE COMPANY

     4.1 Access and Investigation. During the period from the date of this Agreement through the Effective Time or until the termination of this Agreement pursuant to Article VIII (the “Pre-Closing Period”), upon reasonable notice and during normal business hours, the Company shall, and shall cause its Representatives to: (a) provide Parent and Parent’s Representatives with reasonable access to the Company’s Representatives, personnel, facilities and assets and to all existing books, records, tax returns, work papers and other documents and information relating to the Company; and (b) provide Parent and Parent’s Representatives with such copies of the existing books, records, tax returns, work papers and other documents and information relating to the Company, and with such additional financial, operating and other data and information regarding the Company, as Parent may reasonably request. Any document or other information provided by the Company to Parent or Merger Sub under this Section 4.1 shall be held in strict confidence in accordance with the Confidentiality Agreement.

     4.2 Conduct of Business. The Company agrees with and for the benefit of Parent that the Company shall not until the Effective Time, without the prior consent in writing of Parent conduct its business in any manner except in the ordinary course consistent with its prior practice.

     4.3 Interim Operations of the Company. During the Pre-Closing Period, the Company shall use its commercially reasonable efforts to preserve its business and to preserve the goodwill of customers, suppliers and others having business relations with the Company. Without limiting the generality of the foregoing, except (i) as expressly provided in this Agreement, (ii) as consented to in writing by Parent (which consent will not be unreasonably withheld or delayed), or (iii) as may be required to facilitate compliance with any Legal Requirement, the Company shall not:

          (a) conduct its business in a manner that departs materially from the manner in which such business was being conducted prior to the date of this Agreement;

          (b) amend its articles of incorporation or bylaws;

          (c) split, combine or reclassify any shares of the Company’s capital stock;

APPENDIX A-15

          (d) declare, set aside or pay any dividend (whether payable in cash, stock or property) with respect to any shares of the Company’s capital stock;

          (e) form any Subsidiary or acquire any material equity interest in any other Entity;

          (f) issue, sell or grant any additional shares of, or securities convertible or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock, other than (i) options to purchase Company Common Stock in the ordinary course of business consistent with past practices, and (ii) Company Common Stock issuable upon exercise of Company Options outstanding on, or granted after, the date of this Agreement;

          (g) transfer, lease or license to any third party, or encumber, any material assets other than (i) in the ordinary course of business, or (ii) as security for any borrowings permitted by Section 4.1(i);

          (h) repurchase, redeem or otherwise acquire any shares of the capital stock of the Company, except for (i) acquisitions of Company Common Stock by the Company pursuant to agreements which permit the Company to repurchase such shares at cost (or the lesser of cost or fair market value) upon termination of services to the Company; or (ii) acquisitions of Company Common Stock in exercise of the Company’s right of first refusal to repurchase such shares;

          (i) incur any indebtedness for borrowed money or guarantee any such indebtedness, except for short-term borrowings incurred in the ordinary course of business, borrowings pursuant to existing credit facilities, or pursuant to any modifications, renewals or replacements of any such credit facilities, and borrowings of up to $1,000,000 under any new credit facility which the Company may enter into;

          (j) adopt or materially amend any material bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, pension, retirement, deferred compensation or other employee benefit agreements or plans, for the benefit of any director, officer or Employee of the Company or (except for normal increases in the ordinary course of business that are consistent with past practices or that, in the aggregate, do not result in a material increase in benefits or compensation expense) increase the compensation or fringe benefits of any director, officer or Employee or pay any benefit not required by any existing agreement or plan;

          (k) materially amend or prematurely terminate any Material Contracts or waive, release or assign any material rights or claims under any Material Contracts (except in the ordinary course of business or where the failure to amend or terminate a Material Contract would, in the reasonable judgment of the Company’s Board of Directors, have an adverse impact on the Company);

          (l) change any of its methods of accounting or accounting practices in any material respect;

APPENDIX A-16

          (m) make any material tax election (except for elections made in the ordinary course of business or consistent with the Company’s past practices);

          (n) make any capital expenditure which, when added to all other capital expenditures made since the date of this Agreement, would exceed $200,000 in the aggregate; or

          (o) enter into an agreement to take any of the actions described in clauses “(a)” through “(n)” of this section.

          4.4 Acquisition Proposal.

     (a) The Company shall not, nor shall it authorize or permit any Representative of the Company to, (i) directly or indirectly solicit or initiate the submission of, any Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to any Acquisition Proposal; provided, however, that nothing in this Section 4.4 or elsewhere in this Agreement shall prohibit the Company, before the Closing Date, from furnishing information regarding the Company or entering into negotiations or discussions with, any Person in response to an Acquisition Proposal made, submitted, or announced by such Person (and not withdrawn) and any such actions enumerated in this provision shall not be considered a Breach of this Agreement if and to the extent that each of the following conditions is satisfied: (1) the Special Committee concludes in good faith, after consultation with the Financial Advisor, that the Acquisition Proposal is reasonably likely to lead to a Superior Offer; (2) the Special Committee concludes in good faith, after consultation with its outside legal counsel, that it is reasonably likely that the failure to take such action would constitute a Breach of its fiduciary duties to the Company’s shareholders under applicable law; (3) the Company promptly gives Parent written notice of the existence of such Acquisition Proposal, all of the material terms and conditions of such Acquisition Proposal and the Company’s intention to furnish information to, or enter into discussions or negotiations with, such Person, and the Company promptly gives Parent written notice of any amendment in the material terms and conditions of such Acquisition Proposal (which notice shall include materially amended material terms and conditions) throughout the pendency of the Company’s discussions or negotiations with such Person relating to such amended Acquisition Proposal; and (4) such Person executes a confidentiality agreement with the Company. Subject to the foregoing provisions of this Section 4.4, the Company shall, and shall cause its Representatives to, cease immediately all existing activities, discussions and negotiations with Persons other than Parent regarding any proposal that constitutes, or which the Company reasonably believes would lead to an Acquisition Proposal, and will take the necessary steps to inform the Persons referred to above of the obligations undertaken in this Section 4.4.

     (b) The Board of Directors of the Company shall not (i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to Parent, the approval or recommendation by the Board of Directors of the Company of this Agreement, or the Merger, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Acquisition Proposal, or (iii) approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal. Notwithstanding any provision of this Agreement, if, the Company receives a Superior Offer and the Special Committee determines in good faith, after consultation with outside legal counsel, that it is reasonably likely

APPENDIX A-17

that the failure to do so would constitute a Breach of its fiduciary duties to the Company’s shareholders imposed by applicable law, the Special Committee may withdraw its recommendation of the Merger and this Agreement and, in connection therewith, recommend such Superior Offer to the Board of Directors of the Company.

          (c) Nothing contained in this Section 4.4 or elsewhere in this Agreement shall prohibit the Company from complying with Rule 14d-9 under the Exchange Act, from taking and disclosing to the Company’s shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company’s shareholders if, in the good faith judgment of the Special Committee, after consultation with outside legal counsel, the failure so to disclose would constitute a Breach of its fiduciary duties or a violation of applicable law.

ARTICLE V
ADDITIONAL COVENANTS OF THE COMPANY

     5.1 Proxy Statement; Schedule 13E-3.

          (a) As promptly as practicable after the date of this Agreement, Parent and the Company shall prepare and cause to be filed with the SEC the Proxy Statement. Each of Parent and the Company shall use all reasonable efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. The Company shall use all reasonable efforts to ensure that none of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the shareholders of the Company or at the time of the Company Shareholders’ Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company will use all reasonable efforts to cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as practicable. Parent shall promptly furnish to the Company all information concerning Parent, Merger Sub and their affiliates that may be required or reasonably requested in connection with any action contemplated by this Section 5.1. If any event relating to Parent, Merger Sub and their affiliates occurs, or if Parent becomes aware of any information that should be disclosed in an amendment or supplement to the Proxy Statement, then Parent shall promptly inform the Company thereof and shall cooperate with the Company in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the shareholders of the Company. Parent and its counsel shall be given a reasonable opportunity to review and comment on the Proxy Statement and each supplement, amendment or response to comments with respect thereto prior to its being filed with or delivered to the SEC and the Company shall consider any such comments in good faith. The Company agrees to provide Parent and its counsel with copies of any comments that the Company or its counsel may receive from the staff of the SEC promptly after receipt thereof.

          (b) Concurrently with the filing of the Proxy Statement, Parent and its affiliates (to the extent required by law) shall prepare and file with the SEC, together with the Company, a Rule 13e-3 Transaction Statement on Schedule 13E-3 (together with all supplements

APPENDIX A-18

and amendments thereto, the “Schedule 13E-3”) with respect to the transactions contemplated by this Agreement. The Company shall promptly furnish to Parent all information concerning the Company and its executive officers and directors as may reasonably be requested in connection with the preparation of the Schedule 13E-3. The Company shall promptly supplement, update and correct any information provided by it for use in the Schedule 13E-3 if and to the extent that such information is or shall have become incomplete, false or misleading. The Company shall use all reasonable efforts to ensure that none of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Schedule 13E-3 will, at the time the Schedule 13E-3 is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. In any such event, Parent shall take all reasonable steps necessary to cause the Schedule 13E-3 as so supplemented, updated or corrected to be filed with the SEC and Parent and the Company shall take all reasonable steps to cause same to be disseminated to the holders of Company Common Stock, in each case, as and to the extent required by applicable federal securities laws. The Company and its counsel shall be given an opportunity to review and comment on the Schedule 13E-3 and each supplement, amendment or response to comments with respect thereto prior to its being filed with or delivered to the SEC and Parent shall consider any such comments in good faith. Parent agrees to provide the Company and its counsel with copies of any comments that Parent or its counsel may receive from the staff of the SEC promptly after receipt thereof.

     5.2 Company Shareholders’ Meeting.

          (a) The Company shall take all action reasonably necessary under all applicable Legal Requirements to call, give notice of and hold a special meeting of the holders of Company Common Stock to vote on the adoption of this Agreement (the “Company Shareholders’ Meeting”). The Company Shareholders’ Meeting shall be held (on a date selected by the Company in consultation with Parent) as promptly as practicable after the Proxy Statement and the Schedule 13E-3 are cleared by the staff of the SEC’s Division of Corporation Finance.

          (b) Subject to Section 5.2(c): (i) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Company recommends that the Company’s shareholders vote to adopt this Agreement at the Company Shareholders’ Meeting (the recommendation of the Company’s Board of Directors that the Company’s shareholders vote to adopt this Agreement being referred to as the “Company Board Recommendation”); (ii) the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the Board of Directors of the Company or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Parent shall be adopted or proposed and (iii) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has determined that the Merger is fair to its shareholders, other than Parent and its affiliates.

          (c) Notwithstanding anything to the contrary contained in Section 5.2(b), at any time prior to the approval of this Agreement by the Required Company Shareholder Vote, the Company Board Recommendation may be withdrawn or modified in a manner adverse to

APPENDIX A-19

Parent and the Special Committee may adopt a resolution recommending the withdrawal or modification of the Company Board Recommendation if: (i) an unsolicited, bona fide written offer to purchase all of the outstanding shares of Company Common Stock is made to the Company and is not withdrawn; (ii) the Board of Directors of the Company concludes in good faith, upon the recommendation of the Special Committee after the Special Committee has taken into account the advice of the Financial Advisor, that such offer constitutes a Superior Offer; and (iii) the Board of Directors of the Company concludes in good faith, upon the recommendation of the Special Committee, after the Special Committee has taken into account the advice of its outside legal counsel, that, in light of such Superior Offer, the failure to withdraw or modify the Company Board Recommendation would likely result in a Breach of its fiduciary obligations to the Company’s shareholders under applicable law.

     5.3 Regulatory Approvals. Each party shall use all reasonable efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Body. Each of the Company and Parent shall (1) give the other party prompt notice of the commencement or threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other transactions contemplated by this Agreement, (2) keep the other party informed as to the status of any such Legal Proceeding or threat, and (3) promptly inform the other party of any communication to or from any Governmental Body regarding the Merger or any of the other transactions contemplated by this Agreement. Except as may be prohibited by any Governmental Body or by any Legal Requirement, in connection with any such Legal Proceeding, each of the Company and Parent will permit authorized Representatives of the other party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Body in connection with any such Legal Proceeding.

     5.4 Indemnification and Directors’ and Officer’s Insurance.

          (a) At and after the Effective Time, the Surviving Corporation shall indemnify and hold harmless (and shall also advance expenses as incurred to the fullest extent permitted under applicable law), each Person who is now or has been prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company (the “Indemnified Persons”) against (i) all losses, claims, damages, costs, expenses (including counsel fees and expenses), settlement, payments or liabilities arising out of or in connection with any claim, demand, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such Person is or was an officer or director of the Company, whether or not pertaining to any matter existing or occurring at or prior to the Effective Time and whether or not asserted or claimed prior to or at or after the Effective Time (“Indemnified Liabilities”); and (ii) all Indemnified Liabilities based in whole or in part on or arising in whole or in part out of or pertaining to this Agreement or the transactions contemplated hereby, in each case to the fullest extent required or permitted under applicable law, the Company’s articles of incorporation and bylaws as in effect immediately prior to the Effective Time and any applicable indemnification agreement referred to in Section 5.4(b). Nothing contained herein shall make Parent, Merger Sub, the Company or the Surviving Corporation, an

APPENDIX A-20

insurer, a co-insurer or an excess insurer in respect of any insurance policies which may provide coverage for Indemnified Liabilities, nor shall this Section 5.4 relieve the obligations of any insurer with respect thereto. This Section 5.4 shall not limit or otherwise adversely affect any rights any Indemnified Person may have under any agreement with the Company or under the Company’s articles of incorporation or bylaws as presently in effect.

          (b) From and after the Effective Time, the Surviving Corporation shall fulfill and honor in all respects the obligations of the Company pursuant to any indemnification agreements between the Company and its directors and officers provided or made available to Parent as of or prior to the date hereof (or indemnification agreements in the Company’s customary form for directors joining the Board of Directors of the Company prior to the Effective Time) and any indemnification provisions under the Company’s articles of incorporation or bylaws as in effect immediately prior to the Effective Time.

          (c) For a period of three (3) years after the Effective Time, the Surviving Corporation shall maintain in effect, if available, directors’ and officers’ liability insurance covering those Persons who, as of immediately prior to the Effective Time, are covered by the Company’s directors’ and officers’ liability insurance policy (the “Insured Parties”) on terms no less favorable to the Insured Parties than those of the Company’s present directors’ and officers’ liability insurance policy; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend in any year an annual premium for such coverage in excess of two hundred fifty percent (250%) of the annual premium currently paid by the Company for such coverage (or such coverage as is available for two hundred fifty percent (250%) of such annual premium), it being understood and hereby agreed that if Parent or the Surviving Corporation shall elect to satisfy its obligations under this Section 5.4(c) by purchasing a multi-year “tail” or similar policy, the annual premium limitation set forth in this Section 5.4(c) shall be measured by dividing the total premium for such multi-year “tail” or similar policy by the number of years covered thereby and comparing such quotient to two hundred fifty percent (250%) of the annual premium currently paid by the Company under its directors’ and officers’ liability insurance policy in effect as of the date hereof.

          (d) The provisions of this Section 5.4 are intended to be for the benefit of, and will be enforceable by, each Indemnified Person and the heirs and representatives of such Indemnified Person. The Surviving Corporation will not merge or consolidate with or transfer or assign all or substantially all of its assets to any other Person unless the Surviving Corporation ensures that the surviving or resulting entity or transferee assumes the obligations imposed by this Section 5.4.

     5.5 Additional Agreements. Parent and the Company shall use all reasonable efforts to take, or cause to be taken, all actions necessary to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each party to this Agreement (a) shall make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Merger and the other transactions contemplated by this Agreement, (b) shall use all reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by this Agreement, and (c) shall use all reasonable efforts to lift any restraint, injunction or other legal bar to the

APPENDIX A-21

Merger and each of the other transactions contemplated by this Agreement. The Company shall promptly deliver to Parent a copy of each such filing made, each such notice given and each such Consent obtained by the Company during the Pre-Closing Period.

     5.6 Disclosure. Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or any of the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Company shall not, and shall not permit any of its Representative to, make any disclosure regarding the Merger or any of the other transactions contemplated by this Agreement unless (a) Parent shall have approved such disclosure which approval should not be unreasonably withheld or delayed or (b) the Company shall have determined after consultation with its outside legal counsel that such disclosure is required by applicable Legal Requirements.

     5.7 Notification of Certain Matters. Each party hereto shall give prompt notice to the other parties of the discovery by such party of (a) any material inaccuracy in any representation or warranty of any party hereto, (b) any material failure on the part of any party hereto to comply with any of its covenants contained in this Agreement, or (c) the occurrence of any event or the existence of any circumstances that would make satisfaction of any of the conditions set forth in Article VI or Article VII impossible or unlikely.

     5.8 Employee Benefits. Parent and Merger Sub agree that each participant in an Employee Benefit Plan who continues to be employed by the Surviving Corporation immediately following the Effective Time shall be eligible to continue to participate in the Surviving Corporation’s retirement, health, vacation and other non-equity based employee benefit plans. With respect to such benefits, each such participant shall receive service credit for purposes of determining eligibility to participate, vesting and for any schedule of benefits based on service under such plans for years of service with the Company prior to the Effective Time, provided that such service shall not be recognized to the extent such recognition would result in a duplication of benefits. Nothing in this Section 5.8 or elsewhere in this Agreement shall be construed to prohibit the Surviving Corporation from amending, modifying or terminating any employee benefit plans provided such action does not purport to have retroactive effect on any participant’s accrued entitlements thereunder without such participant’s consent.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS
OF PARENT AND MERGER SUB

     The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

     6.1 Accuracy of Representations. The representations and warranties of the Company contained in this Agreement shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date except that: (a) any representation or warranty that, by its express terms, speaks only as of an earlier date need only have been accurate as of such earlier date; and (b) any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do

APPENDIX A-22

not constitute, and would not reasonably be expected to have, a Material Adverse Effect on the Company.

     6.2 Performance of Covenants. Each covenant or obligation that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

     6.3 Shareholder Approval. This Agreement shall have been duly adopted by the Required Company Shareholder Vote.

     6.4 Documents. Parent shall have received a certificate executed on behalf of the Company by an executive officer of the Company confirming that the conditions set forth Sections 6.1 and 6.2 have been duly satisfied.

     6.5 Consents. All material Consents required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement (including the Consents identified in Part 6.5 of the Company Disclosure Schedule) shall have been obtained and shall be in full force and effect.

     6.6 No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any event or events which individually or in the aggregate had or would reasonably be expected to have a Material Adverse Effect on the Company.

     6.7 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY

     The obligation of the Company to effect the Merger and otherwise consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing, of the following conditions:

     7.1 Accuracy of Representations. The representations and material warranties of Parent and Merger Sub contained in this Agreement shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date except that: (a) any representation or warranty that, by its express terms, speaks only as of an earlier date need only have been accurate as of such earlier date; and (b) any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to have, a Material Adverse Effect on Parent.

     7.2 Performance of Covenants. All of the covenants and obligations that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

APPENDIX A-23

     7.3 Shareholder Approval. This Agreement shall have been duly adopted by the Required Company Shareholder Vote.

     7.4 Documents. The Company shall have received a certificate executed on behalf of Parent by an executive officer of Parent, confirming that the conditions set forth in Sections 7.1 and 7.2 have been duly satisfied.

     7.5 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger by the Company shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger by the Company illegal.

     7.6 Consents. All material Consents required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement (including the Consents identified in Part 6.5 of the Company Disclosure Schedule) shall have been obtained and shall be in full force and effect.

ARTICLE VIII
TERMINATION

     8.1 Termination. This Agreement may be terminated prior to the Effective Time (whether before or after the adoption of this Agreement by the Required Company Shareholder Vote):

          (a) by mutual written consent of Parent and the Company (through action of the Board of Directors of the Company but only upon recommendation of the Special Committee);

          (b) by either Parent or the Company if the Merger shall not have been consummated by the date which is three (3) months from the date hereof; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if the failure to consummate the Merger by the date which is three (3) months from the date hereof is attributable to a failure on the part of such party to perform any material covenant in this Agreement required to be performed by such party at or prior to the Effective Time;

          (c) by either Parent or the Company (through action of the Board of Directors of the Company) if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

          (d) by either Parent or the Company (through action of the Board of Directors of the Company) if (i) the Company Shareholders’ Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company’s shareholders shall have taken a final vote on a proposal to adopt this Agreement, and (ii) this Agreement shall not have been adopted at the Company Shareholders’ Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Required Company Shareholder Vote;

APPENDIX A-24

          (e) by Parent (at any time prior to the adoption of this Agreement by the Required Company Shareholder Vote) if a Triggering Event shall have occurred;

          (f) by Parent if (i) the Company’s representations and warranties contained in this Agreement shall be inaccurate as of the Closing Date such that the condition set forth in Section 6.1 would not be satisfied, or (ii) the Company’s covenants contained in this Agreement shall have been Breached such that the condition set forth in Section 6.2 would not be satisfied; provided, however, that if an inaccuracy in the Company’s representations and warranties as of a date subsequent to the date of this Agreement or a Breach of a covenant by the Company is curable by the Company and the Company is continuing to exercise all reasonable efforts to cure such inaccuracy or Breach, then Parent may not terminate this Agreement under this Section 8.1(f) on account of such inaccuracy or Breach;

          (g) by the Company (through action of the Board of Directors of the Company) if (i) Parent’s representations and warranties contained in this Agreement shall be inaccurate as of the Closing Date, such that the condition set forth in Section 7.1 would not be satisfied, or (ii) Parent’s covenants contained in this Agreement shall have been Breached such that the condition set forth in Section 7.2 would not be satisfied; provided, however, that if an inaccuracy in Parent’s representations and warranties as of a date subsequent to the date of this Agreement or a Breach of a covenant by Parent is curable by Parent and Parent is continuing to exercise all reasonable efforts to cure such inaccuracy or Breach, then the Company may not terminate this Agreement under this Section 8.1(g) on account of such inaccuracy or Breach;

          (h) by the Company (through action of the Board of Directors of the Company, but only upon recommendation of the Special Committee) at any time prior to the adoption of this Agreement by the Required Company Shareholder Vote, in order to accept a Superior Offer and enter into the Specified Agreement (as defined below) relating to such Superior Offer if the Board of Directors of the Company (but only upon recommendation of the Special Committee), shall have authorized the Company to enter into a binding written definitive acquisition agreement providing for the consummation of a transaction constituting a Superior Offer (the “Specified Agreement”); and

          (i) by the Company (through action of the Board of Directors of the Company), if Parent shall not have received a written financing commitment, in a form reasonably satisfactory to the Company, on or before forty-five (45) days from the date of this Agreement in an amount equal to no less than $2,000,000.

     8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect; provided, however, that (i) this Section 8.2, Section 8.3, Section 8.4 and Article IX (and the Confidentiality Agreement) shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any party from any liability for any Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

APPENDIX A-25

     8.3 Termination Fee.

          (a) In the event that: (i) this Agreement is validly terminated by the Company pursuant to Section 8.1(h) or by Parent pursuant to Section 8.1(e), (ii) Parent shall not have materially Breached this Agreement, and (iii) within two hundred seventy (270) days after the termination of this Agreement, the transaction contemplated by such Superior Offer or Acquisition Proposal that was pending at the time of such termination shall have been consummated by the Company (the “Alternative Transaction”), then the Company shall pay to Parent the sum of $150,000 (the “Termination Fee”) less the amount of any sums paid by the Company to Parent in accordance with Section 8.4 hereof, within five (5) business days after the consummation of such transaction.

          (b) The Company acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not enter into this Agreement. Payment of the Termination Fee described in this Section 8.3 and the payment of certain expenses described in Section 8.4 shall constitute the sole and exclusive remedy of Parent and Merger Sub against the Company for any damages suffered or incurred in connection with this Agreement. It is specifically agreed that the amount to be paid pursuant to this Section 8.3 represents liquidated damages and not a penalty.

     8.4 Expenses.

          (a) Except as set forth in this Section 8.4, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that:

               (i) Parent and the Company shall share equally all fees and expenses, other than attorneys’ fees, incurred in connection with the filing, printing and mailing of the Proxy Statement and Schedule 13E-3 and any amendments or supplements thereto; and

               (ii) if this Agreement is validly terminated by the Company pursuant to Section 8.1(h) or by Parent pursuant to Section 8.1(e), then the Company shall make a nonrefundable cash payment to Parent (the “Nonrefundable Payment”) at the time specified in Section 8.4(b), of an amount equal to Parent’s actual documented out of pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby, not to exceed $75,000.

          (b) In the case of termination of this Agreement by the Company pursuant to Section 8.1(d), the Nonrefundable Payment shall be made by the Company prior to the time of such termination; and in the case of termination of this Agreement by Parent pursuant to Section 8.1(d), the Nonrefundable Payment shall be made by the Company within two business days after such termination, and in the case of termination pursuant to Sections 8.1(e), 8.1(f) or Section 8.1(h), then the Nonrefundable Payment shall be paid upon the earlier of (x) the consummation of the Alternative Transaction and (y) two hundred and seventy (270) days after the date of termination of this Agreement.

APPENDIX A-26

ARTICLE IX
MISCELLANEOUS PROVISIONS

     9.1 Amendment. This Agreement may be amended with the approval of the respective Boards of Directors of the Company and Parent at any time (whether before or after the adoption of this Agreement by the Company’s shareholders); provided, however, that (i) in the case of the Company, the Special Committee has approved such amendment in writing, and (ii) after any such adoption of this Agreement by the Company’s shareholders, no amendment shall be made which by law requires further approval of the shareholders of the Company without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     9.2 Waiver.

          (a) No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

          (b) No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     9.3 No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Merger.

     9.4 Entire Agreement; Counterparts. This Agreement and the other agreements referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof; provided, however, that terms and conditions of the Confidentiality Agreement shall not be superseded and shall remain in full force and effect. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     9.5 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of Michigan; (b) each of the parties irrevocably waives the right to trial by jury; and

APPENDIX A-27

(c) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 9.8.

     9.6 Disclosure Schedule. The Company Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 2; provided that any disclosure set forth in any particular section of the Company Disclosure Schedule as an exception to a specific representation or warranty contained in Section 2 will be deemed to be an exception to other representations or warranties contained in Section 2 to the extent that it is appropriate and reasonably apparent from the face of the disclosure that such disclosure is applicable to such other representations or warranties.

     9.7 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned by a party hereto without the prior written consent of the other party, and any attempted assignment of this Agreement or any of such rights by such party without such consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     9.8 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) one business day after sent by courier or express delivery service or by facsimile, or (c) two business days after sent by registered mail, provided that in each case the notice or other communication is sent to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

     if to the Company to:

Prab, Inc. 5944 East Kilgore Road Kalamazoo, Michigan 49003 Attention: Robert W. Klinge Fax: (269) 382-7770

     with copies to:

Miller, Canfield, Paddock and Stone, P.L.C. 444 West Michigan Avenue Kalamazoo, Michigan 49007 Attention: Eric V. Brown, Jr., Esq. Fax: (269) 383-5866

and

APPENDIX A-28

(b)	if to Parent or Merger Sub to:

Kalamazoo Acquisition Corporation 89885 Shorelane Drive Lawton, Michigan 49065 Attention: Gary A. Herder Fax: (269) 382-7770

with copies to:

Warner, Norcross & Judd, LLP 900 Fifth Third Center 111 Lyon Street NW Grand Rapids, MI 49503-2487 Attention: Stephen C. Waterbury, Esq. Fax: (616) 222-2137

     9.9 Cooperation. The Company agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

     9.10 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

     9.11 Construction.

          (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

          (c) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.

          (d) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

APPENDIX A-29

     9.12 Further Assurances. At the request of any party to this Agreement, the other parties shall execute, acknowledge and deliver such other documents and/or instruments as may be reasonably required by the requesting party to carry out the purposes of this Agreement. In the event any party to this Agreement shall be involved in litigation, threatened litigation or government inquiries with respect to a matter covered by this Agreement, every other party to this Agreement shall also make available to such party, at reasonable times and subject to the reasonable requirements of its own businesses, such of its personnel as may have information relevant to such matters, provided that such party shall reimburse the providing party for its reasonable costs for employee time incurred in connection therewith if more than one business day is required. Following the Closing, the parties will cooperate with each other in connection with tax audits and in the defense of any legal proceedings.

     9.13 Remedies Cumulative. Unless expressly made the exclusive remedy by the terms of this Agreement, all remedies provided for in this Agreement are cumulative and shall be in addition to any and all other rights and remedies provided by law and by any other agreements between the parties.

     9.14 Presumptions. It is expressly acknowledged and agreed that all parties have been represented by counsel and have participated in the negotiation and drafting of this Agreement, and that there shall be no presumption against any party on the ground that such party was responsible for preparing this Agreement or any part of it.

SIGNATURES ON THE FOLLOWING PAGE

APPENDIX A-30

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

PRAB, INC.
By:	/s/ Eric V. Brown, Jr.
	Name:	Eric V. Brown, Jr.
	Title:	Secretary

KALAMAZOO ACQUISITION CORPORATION
By:	/s/ Gary A. Herder
	Name:	Gary A. Herder
	Title:	President

KALAMAZOO PRAB SUBSIDIARY CORPORATION
By:	/s/ Gary A. Herder
	Name:	Gary A. Herder
	Title:	President

APPENDIX A-31

SCHEDULE OF EXHIBITS

Exhibit A	-	Certain Definitions

S-1

EXHIBIT A

CERTAIN DEFINITIONS

     For purposes of the Agreement (including this Exhibit A):

     “Acquisition Proposal” shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest made or submitted by Parent) contemplating or otherwise relating to any Acquisition Transaction.

     “Acquisition Transaction” shall mean any transaction or series of transactions involving:

          (a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction (i) in which the Company is a constituent corporation, (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of the Company, or (iii) in which the Company issues securities representing more than 15% of the outstanding securities of any class of voting securities of the Company; or

          (b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues, net income or assets of the Company.

     “Agreement” shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

     “Alternative Transaction” is defined in Section 8.3.

     “Breach” means any breach, inaccuracy, failure to perform, failure to comply, conflict with, default, violation, acceleration, termination or cancellation.

     “Business Day” means any day other than a day on which the Over the Counter Bulletin Board is closed for trading.

     “Cash Amount” is defined in Section 1.7.

     “Cashed-Out Company Option” is defined in Section 1.7.

     “Certificate of Merger” is defined in Section 1.4.

     “Closing” is defined in Section 1.3.

     “Closing Date” is defined in Section 1.3.

     “Code” is defined in Section 1.8.

     “Company” is defined in the preamble of this Agreement.

     “Company Board Recommendation” is defined in Section 5.2.

     “Company Common Stock” shall mean the Common Stock, $0.10 par value per share, of the Company.

     “Company Disclosure Schedule” shall mean the disclosure schedule that has been prepared by the Company in accordance with the requirements of Section 9.6 of the Agreement and that has been delivered by the Company to Parent on the date of the Agreement.

     “Company Financial Statements” is defined in Section 2.4.

     “Company Option” is defined in Section 1.7.

     “Company Option Plans” is defined in Section 1.7.

     “Company Real Estate” is defined in Section 2.15(a).

     “Company SEC Documents” is defined in Section 2.4.

     “Company Shareholders’ Meeting” is defined in Section 5.2.

     “Company Stock Certificate” is defined in Section 1.8.

     “Confidentiality Agreement” shall refer to that certain Non-Disclosure Agreement executed by Parent dated as of August 25, 2003.

     “Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

     “Contract” shall mean any legally binding written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

     “DOL” is defined in Section 2.14.

     “Effective Time” is defined in Section 1.4.

     “Employees” shall mean all of the individuals employed by the Company on date of this Agreement including, without limitation, any individual who is on short-term disability leave, family leave, authorized leave of absence, or military service, but shall exclude: (i) any individual who is on unauthorized leave of absence or who is on long term disability leave; and (ii) any employees of the Company who provide managerial or administrative services to the Company and are not full-time employees of the Company.

     “Employee Benefit Plans” is defined in Section 2.14.

     “Encumbrance” shall mean any (i) lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) or (ii) obligation to make any royalty payment, milestone payment success payment or pay any maintenance fee.

     “Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

     “Environmental Laws” means all laws, ordinances, rules, regulations, permits, guidelines, and orders that: (a) regulate the generation, manufacture, release, treatment, containment, storage, handling, transportation, disposal, or management of Hazardous Substances; (b) regulate or prescribe standards or requirements for the protection of air, water, or soil quality; (c) are intended to protect public health or the environment; or (d) establish liability for the investigation, removal, or cleanup of, or damage caused by, any Hazardous Substance.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

     “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) which is under common control with the Company and/or which together with the Company is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

     “ERISA Affiliate Plan” shall mean any “employee pension benefit plan” as defined in Section 3(2) of ERISA (including multiemployer plans) that is covered by Title IV of ERISA or subject to the minimum funding standards of Section 412 of the Code which is sponsored or maintained, contributed to or obligated to be contributed to, by the Company or any ERISA Affiliate.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     “Exchange Agent” is defined in Section 1.8.

     “Filing Office” is defined in Section 1.4.

     “Financial Advisor” is defined in Section 2.21.

     “Governmental Authorization” shall mean any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     “Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature located in the United States; (b) federal, state, local, municipal, foreign or other government located in the United States; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal) located in the United States.

     “Hazardous Substance” has the meaning set forth in Section 9601 of the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq., and also includes any substance regulated by or subject to any Environmental Law and any other pollutant, contaminant, or waste, including, without limitation, petroleum, asbestos, radon, and polychlorinated biphenyls.

     “Indemnified Liabilities” is defined in Section 5.4.

     “Indemnified Persons” is defined in Section 5.4.

     “IRS” shall mean the United States Internal Revenue Service.

     “Knowledge” The Company shall be deemed to have “Knowledge” of any fact or other matter if such fact or other matter is within the actual knowledge of any member of the Company’s Board of Directors or any executive officer of the Company.

     “Legal Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel located in the United States.

     “Legal Requirement” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASD).

     “Material Adverse Effect” shall mean an event, violation, change, failure, inaccuracy, circumstance or other matter will be deemed to have a “Material Adverse Effect” on the Company if such event, violation, change, failure, inaccuracy, circumstance or other matter would have a material adverse effect on the business, operations or financial condition of the Company; provided, however, that: (A) any material adverse effect that results from general economic, business or industry conditions shall be disregarded in determining whether there has been a “Material Adverse Effect” on the Company; (B) any material adverse effect that results from the taking of any action permitted or required by this Agreement or from the announcement or pendency of the Merger or any of the other transactions contemplated by this Agreement shall be disregarded in determining whether there has been a “Material Adverse Effect” on the Company; and (C) a decline in the Company’s stock price shall not, in and of itself, constitute a “Material Adverse Effect” on the Company and shall be disregarded in determining whether there has been a “Material Adverse Effect” on the Company; (D) the delisting of Company Common Stock from the Over The Counter Bulletin Board shall not be a “Material Adverse Effect,” and (E) a decline in the Company’s revenue shall not, in and of itself, constitute a “Material Adverse Effect” on the Company. An event, violation, change, failure, inaccuracy, circumstance or other matter will be deemed to have a “Material Adverse Effect” on Parent if such event, violation, change, failure, inaccuracy, circumstance or other matter would have a material adverse effect on the business, operations or financial condition of Parent and its subsidiaries taken as a whole.

     “Material Contracts” is defined in Section 2.12.

     “MBCA” is defined in the background of this Agreement.

     “Merger” is defined in the background of this Agreement.

     “Merger Consideration” is defined in Section 1.6.

     “Merger Sub” is defined in the preamble of this Agreement.

     “Multiemployer Plan” is defined in Section 2.14.

     “NASD” shall mean the National Association of Securities Dealers.

     “Nonrefundable Payment” is defined in Section 8.4.

     “Parent” is defined in the preamble of this Agreement.

     “Parent Common Stock” shall mean the Common Stock, $0.   par value per share, of Parent.

     “PBGC” shall mean the Pension Benefit Guaranty Corporation.

     “Person” shall mean any individual, Entity or Governmental Body.

     “Pre-Closing Period” is defined in Section 4.1.

     “Product” is defined in Section 2.17.

     “Proxy Statement” shall mean the proxy statement to be sent to the Company’s shareholders in connection with the Company Shareholders’ Meeting.

     “Proprietary Assets” shall mean any patents, patent applications, trademarks, trademark applications, copyrights, copyright applications and trade secrets.

     “Representatives” shall mean officers, directors, agents, attorneys, accountants, advisors and representatives.

     “Required Company Shareholder Vote” means the affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Shareholders’ Meeting, voting together as a single class.

     “Schedule 13E-3” is defined in Section 5.1(b).

     “SEC” shall mean the United States Securities and Exchange Commission.

     “Securities Act” shall mean the Securities Act of 1933, as amended.

     “Special Committee” is defined in the background of this Agreement.

     “Specified Agreement” is defined in Section 8.1.

     “Subsidiary” An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests or such Entity.

     “Superior Offer” shall mean a bona fide written offer made by a third party to purchase all of the outstanding shares of the Company’s Common Stock on terms that the Board of Directors of the Company determines, in its reasonable judgment, upon the recommendation of the Special Committee (based, in the case of the Special Committee’s recommendation, on the advice of the Financial Advisor), to be more favorable to the Company’s shareholders than the terms of the Merger.

     “Surviving Corporation” is defined in Section 1.1.

     “Tax Returns” is defined in Section 2.11.

     “Termination Fee” is defined in Section 8.3.

     A “Triggering Event” shall be deemed to have occurred if: (i) the Board of Directors of the Company shall have failed to recommend that the Company’s shareholders vote to adopt the Agreement, or shall have withdrawn or modified in a manner adverse to Parent the Company Board Recommendation (but only if such failure, withdrawal or modification is at the recommendation of the Special Committee); (ii) the Company shall have failed to include in the Proxy Statement the Company Board Recommendation or a statement to the effect that the Board of Directors of the Company has determined and believes that the Merger is in the best interests of the Company’s shareholders; (iii) the Board of Directors of the Company upon recommendation of the Special Committee shall have approved, or recommended any Acquisition Proposal; (iv) the Company shall have entered into any letter of intent or similar document or any Contract relating to any Acquisition Proposal; or (v) the Company or any Representative of the Company shall have Breached in any material respect any of the provisions set forth in Section 4.4.

APPENDIX B

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     THIS AMENDMENT is made effective as of the 16th day of February 2004, by and among KALAMAZOO ACQUISITION CORPORATION, a Michigan corporation (“Parent”), KALAMAZOO PRAB SUBSIDIARY CORPORATION, a Michigan corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and PRAB, INC., a Michigan corporation (the “Company”).

BACKGROUND

     Parent, Merger Sub and the Company entered into an Agreement and Plan of Merger dated December 12, 2003 (the “Merger Agreement”). Parent, Merger Sub and the Company now wish to amend the Merger Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth below, the parties agree as follows:

TERMS AND CONDITIONS

     1. Amendment to Section 8.1(b). Section 8.1(b) of the Merger Agreement is hereby deleted in its entirety and amended to read as follows:

“by either Parent or the Company if the Merger shall not have been consummated by the date which is eight (8) months from the date hereof; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if the failure to consummate the Merger by the date which is eight (8) months from the date hereof is attributable to a failure on the part of such party to perform any material covenant in this Agreement required to be performed by such party at or prior to the Effective Time;”

     2. Construction. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Merger Agreement. The terms of this Amendment amend and modify the Merger Agreement as if fully set forth in the Merger Agreement. If there is any conflict between the terms, conditions and obligations of this Amendment and the Merger Agreement, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Merger Agreement not specifically modified by this Amendment are preserved.

SIGNATURES ON THE FOLLOWING PAGE

APPENDIX B-1

     IN WITNESS WHEREOF, this Amendment has been made effective as of the date first set forth above.

PRAB, INC.
By:	/s/ Eric V. Brown, Jr.
Name:	Eric V. Brown, Jr.
Title:	Secretary

KALAMAZOO ACQUISITION CORPORATION
By:	/s/ Gary A. Herder
Name:	Gary A. Herder
Title:	President

KALAMAZOO PRAB SUBSIDIARY CORPORATION
By:	/s/ Gary A. Herder
Name:	Gary A. Herder
Title:	President

APPENDIX B-2

APPENDIX C

December 12, 2003

Independent Special Committee of the Board of Directors (the “Special Committee”)
Prab, Inc.
5944 E. Kilgore Road
Kalamazoo, MI 49003

Members of the Special Committee:

You have requested our opinion as to whether the price and terms of the proposed sale of Prab, Inc. (“Prab” or the “Company”) to Kalamazoo Acquisition Corporation (“KAC”) for a price and under terms specified in the Letter of Intent (“LOI”) and the proposed Agreement and Plan of Merger by and among Prab, KAC and Kalamazoo Prab Subsidiary Corporation (the “Merger Agreement”) supplied to us on December 9, 2003 is fair to the unaffiliated shareholders of Prab from a financial point of view.

In arriving at our opinion, we reviewed, among other items, the Company’s (i) Form 10-KSB for the fiscal years ended October 31, 1998 – 2002, (ii) Form 10-QSB for the quarterly periods ended April 30, 2003 and July 30, 2003, (iii) internal financial statements for the year ended October 31, 2003, (iv) financial projections for the year ended October 31, 2004 prepared by the Company’s management, (v) the LOI and Merger Agreement from KAC and (vi) other information regarding the Company supplied by Company management. Lincoln also visited the Company and discussed its history, current business operations, financial conditions, and future prospects with the Company’s Chief Executive Officer and Chief Financial Officer, as well as with several members of the Company’s Board of Directors.

In arriving at our Opinion, Lincoln performed a variety of generally accepted financial, analytic and comparative analyses, the results of which were considered as a whole. Such analyses included a review of the Company’s historical operating and financial performance; a review of management’s projections of future performance; publicly available information concerning the material handling industry; information regarding securities prices for Prab’s stock for the 30 day period preceding KAC’s initial offer for Prab; information on certain other companies engaged in businesses which we believed to be comparable to Prab and the trading markets for certain of such companies’ securities; and the financial terms of business combinations which have been completed and which we believe to be relevant.

In rendering our opinion, we have relied upon and assumed the accuracy and completeness of the financial information considered in our review, whether from public or private sources (including the Company), and have not assumed any responsibility for independent verification of such information. Our opinion assumes that information and representations made by management regarding the Company are accurate in all material respects and that forecasts and

APPENDIX C-1

projections furnished to us have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company’s management as to the future financial condition and operating results of the Company. We have not made any independent valuation or appraisal of the assets and liabilities of the Company. Our opinion is necessarily based upon current general economic, financial, market and other conditions and must be considered in that context.

In connection with our engagement, we were not requested to, and we did not, conduct a general solicitation of third party indications of interest for Prab. However, in arriving at our opinion, we did consider that from July 23, 2003 to December 10, 2003, Prab was approached by eleven different groups, including KAC, who indicated an interest in acquiring Prab. During this period, the Company filed several 8-K reports announcing offers for the Company and the appointment of a Special Committee to consider strategic alternatives. In addition, various articles appeared in the local press regarding a potential transaction. The Special Committee pursued all eleven groups and, after more than four months, KAC was the only party to provide a final, written offer for the Company.

Lincoln Partners LLC (“Lincoln Partners”) has not provided any other investment-banking services to Prab unrelated to providing this opinion.

Our opinion expressed herein is provided for the information of the Special Committee in its evaluation of the proposed sale of Prab. Our opinion may not be published or otherwise used or referred to, nor shall any public reference to Lincoln Partners be made, without our prior written consent, except this opinion may be reproduced in a document distributed to the shareholders of Prab or filed with the Securities and Exchange Commission.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the price and terms for the proposed sale of Prab, Inc. to Kalamazoo Acquisition Corporation for a price and under terms specified in the LOI and Merger Agreement are fair to the unaffiliated shareholders of Prab from a financial point of view.

Very truly yours,

/s/ Lincoln Partners LLC

Lincoln Partners, LLC

APPENDIX C-2

APPENDIX D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended October 31, 2003

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period from to

Commission File Number 0-10187

PRAB, INC.

(Name of Small Business Issuer in Its Charter)

Michigan (State or Other Jurisdiction of Incorporation or Organization)	38-1654849 (I.R.S. Employer Identification No.)

5944 East Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003
(Address of Principal Executive Offices) (Zip Code)

(269) 382-8200
(Issuer’s Telephone Number, Including Area Code)

Securities Registered under Section 12(b) of the Exchange Act:

Title of Each Class	Name on Each Exchange on Which Registered

None	None

Securities Registered under Section 12(g) of the Exchange Act:

Common Stock, $.10 par value

APPENDIX D-1

(Title of Class)

     Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES ☒ NO ☐

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☒

     The issuer’s revenues for its most recent fiscal year were: $13,870,518.

     The aggregate market value of Common Stock held by persons not “affiliated” with the issuer, based on the average bid and ask price of the Common Stock as of December 31, 2003, was $2,196,444. For purposes of this computation, all executive officers, directors and 5% shareholders of the Company have been assumed to be affiliates. Certain of such persons may disclaim that they are affiliates of the Company.

     As of December 31, 2003, the issuer had outstanding 1,418,610 shares of Common Stock, $.10 par value.

     Transitional Small Business Disclosure Format (check one): YES ☐ NO ☒

DOCUMENTS INCORPORATED BY REFERENCE

None

APPENDIX D-2

PRAB, INC.
FORM 10-KSB
October 31, 2003
TABLE OF CONTENTS

PART I

INTRODUCTORY NOTE

     This Annual Report on Form 10-KSB may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. Accordingly, to the extent that this Annual Report contains forward-looking

1

statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that the Company’s actual financial condition, operating results and business performance may differ materially from that projected or estimated by the Company in forward-looking statements. The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including intensification of price competition and entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, lower sales and revenue than forecast, loss of customers, customer returns of products sold to them by the Company, termination of contracts, technological obsolescence of the Company’s products, technical problems with the Company’s products, price increases for supplies and components, inability to raise prices, failure to obtain new customers, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses that result in operating losses or that do not perform as anticipated, resulting in unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigation and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out marketing and sales plans, loss or retirement of key executives, changes in interest rates, inflationary factors, and other specific risks that may be alluded to in this Annual Report or in other reports issued by the Company. In addition, the business and operations of the Company are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved.

Item 1. Description of Business.

General

     The Company is a Michigan corporation organized in 1961. The Company’s operations consist of designing and manufacturing conveyors, metal scrap reclamation systems and bulk material handling equipment. The Company sells its products worldwide through a network of factory sales engineers and manufacturers’ agents. These products are used in a variety of manufacturing processes to reduce labor costs, increase productivity, improve quality and save materials and energy resources.

Overview

     The Company designs and manufactures complete metal scrap reclamation systems which it sells to die casting, metal stamping, general metal working, and other industries. These systems reduce labor, manufacturing and transportation costs associated with metal scrap disposal, reclaim cutting fluids, and increase the value of metal scrap. The Company’s scrap metal reclamation systems are priced from $50,000 to $1,500,000 and range from a single machine to a complex group of machines including conveyors, crushers, centrifuges, briquetters, and related equipment.

2

     Reclamation systems are specifically designed for each customer and in general are used to collect and transfer metal scrap, crush the scrap into a more convenient chip size for handling, clean the scrap of fluids and other impurities, and reclaim oil used as a machining coolant during the manufacturing process.

     The Company also designs and manufactures, to meet customer specifications, for prices ranging from $3,000 to $100,000, stand-alone conveyors for transporting aluminum, brass, cast iron and steel scrap. These conveyors, include HarpoonTM, drag, tubular, oscillating, screw, hinged steel belt, magnetic, and pneumatic models.

     The Company also designs and manufactures, to meet customer specifications, conveyors and systems under the trade name of HapmanTM, which are used primarily to transport bulk materials, such as powders and chemicals. These tubular, flexible screw (HelixTM), and pneumatic conveyors, bulk bag unloaders, bulk bag fillers, and bag dumping stations (also known as “bulk material handling equipment”) are used in the chemical, pharmaceutical, food, plastics and other processing industries and sell in the price range of $2,000 to $250,000.

Sales

     The Company’s business is not seasonal; however, fluctuations in sales are common due to large system orders, which is typical of the capital equipment industry. Foreign sales and license fees accounted for 11%, 9%, and 7% of the Company’s net sales for each of the fiscal years 2003, 2002 and 2001, respectively. The Company’s sales are not dependent on one or a few major customers.

Backlog

     The Company’s backlog of orders as of October 31, 2003 and October 31, 2002 is set forth below. The Company believes all backlog orders outstanding as of October 31, 2003 will be filled within one year.

		Increase
As of	As of	(Decrease)
October 31,	October 31,	From 2002
2003	2002	to 2003
$2,720,000	$2,899,000	(6%)

Marketing and Distribution

     The Company maintains demonstration equipment in its factory applications laboratory.

     The Company generates inquiries through advertising, trade shows, trade releases, it’s internet web sites, and customer referrals. Sales of all the Company’s products are made by factory sales engineers and manufacturers’ agents.

3

Engineering and Design Development

     The Company’s engineering and design personnel develop and modify its products to meet the customers’ specifications. Most of the Company’s products require a certain amount of custom engineering or design work. The Company does not engage in substantial research and development activities.

Manufacturing

     The Company fabricates and assembles the primary components of most of its products. The principal materials used in all of the Company’s products are bar and sheet metal, stampings, castings, machined parts, electrical components, completed controls and finished goods. All of these materials are readily available from a variety of sources.

     Warranty expense for the past three years has been approximately $316,000, $400,000, and $277,000 for 2003, 2002 and 2001, respectively.

     None of the Company’s principal products require government approval and compliance with governmental regulations is not a significant factor in the Company’s business. The costs and effects of compliance with environmental laws is not a significant factor in the Company’s business.

Patents and Trademarks

     The Company owns numerous domestic and foreign patents and has developed technology and special skills relating to metal scrap reclamation systems, conveyors, and bulk material handling equipment. While the aggregate protection afforded by these patents is of value, the Company does not consider that the successful conduct of any material part of its business is dependent upon such protection. The Company holds registered trademarks for the names “Prab”, “Hapman”, “Harpoon”, “Helix”, and “Kalcon”.

Competition

     The Company competes with many domestic and foreign firms, some of which are large, diversified companies with financial, engineering, technical and other resources greater than those of the Company. The Company’s products compete with similar products on the basis of price, design and quality. Several large companies manufacture metal scrap reclamation systems and conveyors and no reliable information is available as to the number of such companies, the volume of their sales, or the total sales of any particular product. However, the Company believes that it is one of the leading sellers of large metal scrap reclamation systems.

     The Company also believes it is a leading manufacturer of single unit conveyors with its primary competitor being Mayfran International, a division of Tomkins Industries, Inc. Competition for the Company’s Hapman conveyor products include a number of public and private companies.

4

Employees

     As of December 31, 2003, the Company employed 81 persons, 80 of which persons were employed on a full-time basis. 34 of the employees are covered by a collective bargaining agreement with the United Steelworkers of America, AFL-CIO-CLC. The three-year contract with the Union expires on November 1, 2005.

Item 2. Description of Property.

     All of the Company’s offices and manufacturing facilities are located in Kalamazoo, Michigan, in a 72,000 square foot building owned by the Company.

     The Company’s facility has been used for conveyor manufacturing since the early 1960’s. The facility’s office space is more than adequate for the Company’s present level of business, and the manufacturing capacity is under-utilized with only a first shift operation. The facility is in good operating condition. The Company’s bank holds a mortgage on the facility to secure payment of the Company’s obligations to it.

Item 3. Legal Proceedings.

     The Company is subject to claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such pending claims and lawsuits are either adequately covered by insurance or, if not insured, will not have a material adverse effect on the Company.

Item 4. Submission of Matters to a Vote of Security Holders.

     No matter was submitted during the fourth quarter of the fiscal year covered by this report to a vote of security holders.

PART II

Item 5. Market for Common Equity and Related Stockholder Matters.

     The following table sets forth the range of high and low bid information for the Company’s two most recent fiscal years:

2003
		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter
Stock Price	(bid)
	High	1 2/10	1 65/100	2 5/100	2 15/100
	Low	9/10	1 16/100	1 6/10	2

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2002
		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter
Stock Price	(bid)
	High	1 4/10	1 1/10	1 1/10	1 1/10
	Low	65/100	8/10	88/100	1 2/100

     The Common Stock is regularly quoted on the OTC Bulletin Board (OTCBB). The above bid prices are quotations reflecting inter-dealer prices, without retail markup, markdown or commissions, and may not necessarily represent actual transactions. At December 31, 2003, there were approximately 875 record holders of the Common Stock.

     The Company has paid no dividends on its Common Stock. The payment of dividends in the future will be dependent upon the financial condition, capital requirements, earnings of the Company and such other factors as the Board of Directors may deem relevant.

Equity Compensation Plan Information

     As of October 31, 2003:

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-Average	Issuance Under Equity
	Issued Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights(a)	Warrants and Rights(b)	Reflected in Column (a))(c)
Equity Compensation Plans Approved by Security Holders	191,000	1.30	5,000
Equity Compensation Plans Not Approved by Security Holders	0	0	0
Total	191,000	1.30	5,000

Item 6. Management’s Discussion and Analysis or Plan of Operation.

Overview of Recent Significant Events

     Net sales increased 7% and new order bookings increased 6% in 2003 when compared to 2002. Operating income increased 28% primarily from the Company’s ability to lower cost of sales by 2.2% compared to a year ago.

     The Company began a small share buy back program in October of 2002 to repurchase the shares of shareholders owning fewer than 100 shares. The program, completed in 2003, resulted in the purchase of 3,145 shares which were returned to authorized but unissued status.

6

     In May 2003, the Company signed stock purchase agreements to purchase 162,549 shares of its common stock from several shareholders at a price of $1.70 per share. The shares purchased by the Company were returned to authorized but unissued status. To date, all but 12,500 shares have been received and payment has been remitted by the Company for all shares received. The stock purchase agreements contain “Look-Back Event” and “Look-Back Value” provisions which entitle the selling shareholders, for a period of twelve months, to the right to additional payment for value above $1.70 per share that is received by the remaining shareholders resulting from an event in which: (a) the Company enters into and closes a business combination (such as a merger or consolidation) with any other corporation or other type of business entity, which would result in the shareholders of the Company immediately prior thereto owning less than 50% of the voting securities of the Company or such controlling surviving entity outstanding immediately after such business combination; or (b) the sale, lease, exchange or other transfer of disposition by the Company of all or substantially all of the Company’s assets.

     The Company incurred additional costs in the fourth quarter due to receiving merger proposals from various groups. This added approximately $165,000 of additional expense in the fourth quarter mainly in the areas of legal, valuation, accounting, and special committee fees. It is likely additional costs will be incurred in the first quarter of fiscal year 2004 to complete the proposal evaluation process and it is estimated first quarter costs could exceed $100,000.

     The Company announced on December 15, 2003 that it has entered into an Agreement and Plan of Merger with Kalamazoo Acquisition Corporation (“KAC”), an entity formed by Gary A. Herder, Chairman of the Board of Directors, President and Chief Executive Office of the Company, and Edward Thompson, Vice President of Operations of the Company.

     The merger agreement provides that, at the closing of the merger, each outstanding share of the Company’s common stock (other than Company common stock owned by KAC) will be converted into the right to receive $2.40 in cash.

     The Company intends to promptly file preliminary proxy materials with the SEC for the special meeting of the shareholders to vote on the proposed transaction with KAC. Upon completion of the SEC’s review of the preliminary proxy materials, the Company will call a special meeting of its shareholders to vote on the merger and will file with the SEC and mail to the Company’s shareholders definitive proxy materials.

     2003 Compared to 2002

     Net sales increased 7% in 2003 to $13,871,000 from $12,942,000 in 2002. Part sales were 22% of total sales in 2003 and 23% in 2002. $804,000 of 2003 sales was for a single customer. The economy continued to improve in 2003 which helped to increase sales, whereas, 2002 was affected more strongly by the September 11, 2001 terrorist attacks.

     The Company’s business is highly competitive and very sensitive to price. The increase in net sales in 2003 was primarily due to increased sales of Prab conveyors chip systems and Hapman conveyors and Helix equipment. The actual sales fluctuation due to price is not known.

7

     Cost of sales compared to net sales decreased to 62% in 2003 from 64% in 2002 primarily from a reduction in labor and overhead content as a percent of cost of sales. Selling, general and administrative expenses were 36% and 34% of net sales in 2003 and 2002, respectively. A large portion of the increase resulted from approximately $165,000 of expenses incurred by the Company relating to the merger proposals.

     Warranty expense was $316,000 in fiscal year 2003 compared to $400,000 a year ago. The decrease resulted primarily from completing the warranty work on several large jobs last fiscal year and having fewer large warranty jobs this fiscal year.

     As part of the Company’s normal accounting procedures, the management team has analyzed all jobs for future warranty exposure and believes the amount of the reserve at the end of fiscal year 2003 is adequate to cover sales through the end of that period.

     During the third quarter of fiscal 2003, the Company reserved an additional $25,000 to cover it’s estimated share of costs pertaining to the possibility of an additional consent decree, related to remediation of the recently discovered groundwater impacts at the landfill. The Company believes that $25,000 is a reasonable estimate of such costs but cannot predict with absolute certainty the actual costs which will be attributable to this matter.

Trends

     The Company’s backlog of orders at October 31, 2003 is 6% lower than the prior year. The lower backlog primarily resulted from $743,000 of lower bookings in October of 2003 versus 2002. Two large equipment orders totaling $1,681,000 for a single customer was booked in 2003, of which $877,000 is part of the backlog at October 31, 2003.

     Sales of bulk material handling parts and equipment in 2003 increased 13% from 2002 sales. Sales of metal scrap processing conveyors, parts, and chip systems in 2003 increased 3% from 2002 sales.

Liquidity and Financial Condition

     The Company’s primary cash requirements in 2003 were operating expenses, capital expenditures, repurchase of Company common stock, and costs associated with reviewing merger proposals.

     In 2003, the Company’s operations provided $726,000 of cash and the Company had working capital at the end of the year of $3,320,000 compared to $3,242,000 a year ago. Capital expenditures increased from the prior year with $151,000 in 2003 versus $118,000 in 2002.

     The increase in the allowance for doubtful accounts is primarily due to an increase in amounts reserved for specifically identified customers at the end of fiscal year 2003 versus a year ago. There have been no changes to the Company’s credit policies. The customer’s credit worthiness is evaluated at the time it issues the Company a purchase order.

8

     The increase in inventory resulted primarily from materials purchased for the balance of a large order scheduled to be shipped in the first quarter of 2004.

     Accounts payable increased primarily due to the increased material purchases to meet the higher level of shipments in October and November combined with cost incurred to review merger proposals.

     The Company has a $1,000,000 line of credit which is subject to a borrowing formula based upon certain asset levels of the Company. Payment of the line of credit is secured by liens on all of the assets of the Company. As of December 31, 2003, $952,790 was available to the Company under the line of credit and the Company had borrowed $0 of such amount. The line of credit supports three letters of credit that total $47,210. The Company believes this financing, combined with cash generated by operations in 2004, will provide sufficient funds to finance working capital requirements and capital additions. The Company has issued a purchase order for approximately $67,000 to purchase a new lathe for the machine shop. The Company will pay for the lathe with the available cash presently on hand.

Summary

     If the shareholders approve the merger, each share of the Company’s common stock that is now outstanding will be canceled. New shares of the Company (as the surviving corporation) will be issued to Kalamazoo Acquisition Corporation. Accordingly, the Company common stock will no longer be traded on the Over-the-Counter Bulletin Board or any other securities exchange and will be eligible for termination of registration under the Exchange Act. In addition, the Company will no longer be subject to the reporting requirements of the Exchange Act.

     Management continues to be optimistic that 2004 sales can be improved based upon projections that the economy is expected to continue to grow in 2004. There is, however, the unknown effect of manufacturing jobs moving to countries with lower labor and regulatory costs and exactly what impact that will have on the Company’s sales and income. The Company will remain committed to increasing market share and improving sales by building reliable, quality products and improving our products and technology as we have done during our previous fifty years.

Item 7. Financial Statements.

(a)	The following Financial Statements are attached hereto in response to Item 7:

Independent Auditor’s Report — Plante & Moran, PLLC

Consolidated Balance Sheets — October 31, 2003 and October 31, 2002

Consolidated Statement of Income — Years ended October 31, 2003 and October 31, 2002

9

Consolidated Statement of Changes in Stockholders’ Equity — Years ended October 31, 2003 and October 31, 2002

Consolidated Statement of Cash Flows — Years ended October 31, 2003 and October 31, 2002

Notes to Financial Statements

Item 8.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     None.

Item 8A. Controls and Procedures.

          The Company maintains disclosure controls and procedures designed to ensure that the information the Company must disclose in its filings with the Securities and Exchange Commission is recorded, processed, summarized and reported on a timely basis. The Company’s Chief Executive Officer and Chief Financial Officer have reviewed and evaluated the Company’s disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report (the “Evaluation Date”). Based on such evaluation, such officers have concluded that, as of the Evaluation Date, the Company’s disclosure controls and procedures are effective in bringing to their attention on a timely basis material information relating to the Company required to be included in the Company’s periodic filings under the Exchange Act.

          The Company accounts for its inventory using a “periodic inventory system.” The Company calculates its actual inventory value once a year in conjunction with its annual physical inventory count conducted prior to year-end. Historically, an adjustment has been made to the Company’s year-end financial statements as a result of comparing the annual physical inventory valuation to the Company’s accounting records. During the last six fiscal years, this annual adjustment has ranged from a pretax decrease in earnings of $108,000 to a pretax increase in earnings of $263,000. Management continually evaluates its procedures, and works to improve the recording of interim inventory transactions; however, as long as the Company uses its existing inventory valuation system, it is likely that annual accounting adjustments will need to be made. These adjustments may be significant. Consequently, the possibility of a year-end inventory adjustment should be taken into account when analyzing the Company’s interim financial statements. Management of the Company believes that the benefit of maintaining an inventory valuation system or adopting procedures that would produce more accurate interim financial statements (alternatives of which include a system commonly referred to as a perpetual inventory system or the possibility of taking complete physical inventory counts more often than once a year) is outweighed by the significant costs of maintaining such a system or procedures.

10

PART III

Item 9.	Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.

     Directors and Executive Officers. The directors of the Company are as follows:

			Present Principal Occupation,
Director		Director	Business Experience, and
Name	Age	Since	Certain Other Information
Gary A. Herder (1)	56	1991	Chairman of the Board of the Company since March 1999; President and Chief Executive Officer since 1991; joined the Company in 1965, previously served as Executive Vice President, General Manager of Conveyors, and Chief Engineer.

James H. Haas	57	1993	President and Founder of Summit Polymers, Inc., a plastic injection molding company, since 1972.

Eric V. Brown, Jr.	63	1996	Attorney in private practice of law since 1965 and currently a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C.; Secretary of the Company since 1996.

John W. Garside	64	1996	President of Woodruff Coal Company, a diversified energy company, since 1980. Director of Universal Forest Products, Inc., a lumber products company.

William G. Blunt	63	1996	Retired-President of Harborlite Corporation, a manufacturer of industrial minerals, from 1969 to 1996.

Frederick J. Schroeder, Jr.	69	1999	Partner in Cooney, Schroeder & Co., an investment banking firm specializing in mergers and acquisitions, since 1996.

(1)	Mr. Herder and Robert W. Klinge are the only executive officers of the Company. Mr. Klinge, age 54, is Vice President of Finance, Chief Financial Officer and Treasurer of the Company and has held such positions since 1999. Mr. Klinge joined the Company in 1985 and previously served as the Controller of the Company.

     Audit Committee; Audit Committee Financial Expert.

          Not Required.

     Section 16(a) Beneficial Ownership Reporting Compliance. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the last fiscal year and Form 5 and amendments thereto (together with written representations from reporting persons that no Form 5 was required) furnished to the Company with respect to the last fiscal year, the Company is not aware of any person who, at any time during the last fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company’s Common Stock, that failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year or prior years.

     Code of Ethics. Due to the pending merger with Kalamazoo Acquisition Corporation, the Company presently has not created or adopted a Code of Ethics. In the event that the merger is

11

not consummated (whether because of the failure to obtain the necessary shareholder approval or otherwise), the Company’s board of directors intends to promptly prepare and adopt a Code of Ethics.

Item 10. Executive Compensation.

     Executive Compensation. The following table shows the total compensation received by the Company’s Chief Executive Officer for the last three fiscal years. No executive officer of the Company, other than the Chief Executive Officer, received total annual salary and bonus in excess of $100,000 during the last fiscal year.

Summary Compensation Table
					Long Term
		Annual Compensation			Compensation
Name and					Securities
Principal				Other Annual	Underlying	All Other
Position	Year	Salary	Bonus	Compensation (1)	Options	Compensation
Gary A. Herder	2003	$168,244	$10,554	$6,000	0	$5,169 (2)
Chairman, President and	2002	$162,095	$7,222	$6,000	0	$4,738
Chief Executive Officer	2001	$163,513	$27,824	$6,000	0	$6,697

(1)	Represents annual car allowance paid to Mr. Herder.

(2)	Represents: (i) $1,827 match by the Company under the Company’s 401(k) Plan; (ii) $1,798 contribution by the Company under the Company’s 401(k) Plan; (iii) $1,350 contribution by the Company under the Company’s Profit Sharing Plan; and (iv) $194 payment by the Company for life insurance to fund the Company’s obligations under its deferred compensation agreement with Mr. Herder.

     Option Grants in Last Fiscal Year. The following table contains information concerning the stock option grants made to each of the named officers for the fiscal year ended October 31, 2003. No stock appreciation rights were granted during such year.

Individual Grants
% of Total
	Number of	Options
	Securities	Granted to	Exercise
	Underlying Options	Employees	Price	Expiration
Name	Granted(#)(1)	in 2003(%)(2)	Per Share ($/Sh.)	Date
Gary A. Herder	25,000	23.8%	$1.225	02/05/13

(1)	The option granted to Mr. Herder was made pursuant to the terms and conditions of the Prab, Inc. 2000 Stock Option Plan.

(2)	Based on an aggregate of 105,000 options granted in the fiscal year.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table provides information regarding: (i) the number of shares received and the aggregate dollar value realized upon exercise of options by the Chief Executive Officer of the Company during the fiscal year ended October 31, 2003; and (ii) the value of options held by the Chief Executive Officer of the Company at October 31, 2003 measured in terms of the average of the bid and ask prices of the Company’s common stock on that day.

12

	Shares		Number of Unexercised		Value of Unexercised
	Acquired	Value Realized	Options at		In-the-Money Options at
	On Exercise	($)	October 31, 2003 (#)		October 31, 2003 ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Gary A. Herder	0	$0	33,000	0	$23,875	$0

     Compensation of Directors. The Company pays each of the outside directors $500 plus traveling expenses in excess of $100 for each Board meeting attended by them and $250 for each committee meeting attended by them, plus an additional $250 for each such meeting not held in conjunction with a regularly scheduled Board meeting. The directors are eligible to receive stock options under the Prab, Inc. 1999 Stock Option Plan and under the Prab, Inc. 2000 Stock Option Plan.

     Employment Contracts and Termination of Employment, and Change-in-Control Agreements. The Company has entered into employment agreements (the “Employment Agreements”) with Gary A. Herder, President and Chief Executive Officer of the Company and Edward Thompson, Vice President of Operations of the Company, (collectively the “Officers”) to establish their duties and compensation and to provide for their continued employment with the Company. The Employment Agreement with Mr. Herder provides for his term of employment until October 31, 2006, with automatic one-year extensions of the initial term unless written notice of intent to terminate such agreement is received not less than ninety (90) days before the anniversary of the agreement. The Employment Agreement with Mr. Thompson for his term of employment until October 31, 2006, with automatic one-year extensions of the initial term unless written notice of intent to terminate such agreement is received not less than ninety (90) days before the anniversary of the agreement. The Employment Agreements provide for a base salary which is reviewed by the board annually. In addition, the Employment Agreements provide for customary benefits to the Officer commensurate with his position. Those benefits include:

(i)	participation in all employee benefit plans;

(ii)	discretionary bonuses as determined by the board of directors;

(iii)	termination for “cause”; and

(iv)	payment of two (2) times the Officer’s base amount of compensation and average annual bonus for the three most recent completed fiscal years in the event the Company terminates the Officer’s employment for any reason other than for cause.

     The Employment Agreements also contain customary confidentiality and non-disclosure provisions should the Officer leave the employ of the Company.

Item 11.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

     Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information as of December 31, 2003, regarding each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, each director of the Company, each executive officer named in the Summary Compensation Table above, and all

13

directors and executive officers of the Company as a group. Except as noted, each person named below is the record owner of the shares indicated and possesses sole voting and investment power with respect to such shares.

Name and Address of
Beneficial Owner or	Amount of		Percentage
Identity of Group	Beneficial Ownership		Ownership
Gary A. Herder 89885 Shorelane Drive Lawton, Michigan	312,450	(1)(2)(3)	21.5%
William G. Blunt 963 Reed Lane Vicksburg, Michigan	31,206	(1)(7)	2.2%
Eric V. Brown, Jr. 444 W. Michigan Avenue Kalamazoo, Michigan	30,631	(1)(4)(7)	2.1%
John W. Garside 309 E. Michigan Kalamazoo, Michigan	32,183	(7)	2.3%
James H. Haas 7177 E. U.V. Avenue Vicksburg, Michigan	10,000	(7)	.7%
Frederick J. Schroeder, Jr. Fisher Mews 377 Fisher Road Grosse Pointe, Michigan	10,000	(7)	.7%
Gary A. Herder and Robert W. Klinge Co-Trustees 5944 E. Kilgore Road Kalamazoo, Michigan	215,383	(1)	15.2%
Robert W. Klinge 45 S. Patterson Wayland, Michigan	250,223	(1)(5)(6)	17.4%
Henry Penn Wenger Trust Tammy Williams, Trustee C/O Register & Company P.A. 2600 Douglas Rd, Suite 604 Coral Gables, Florida	129,100		9.1%
All executive officers and directors as a group (7 persons)	361,310	(1)	30.3%

(1)	Gary A. Herder and Robert W. Klinge are the Co-Trustees of the Company’s profit sharing plan. This plan holds 215,383 shares of the Company’s Common Stock (the “Plan Stock”). Messrs. Herder and Klinge have the sole power to vote the Plan Stock. The Administrative Committee appointed by the Board of Directors to administer this Plan has the sole power to direct the disposition of the Plan Stock. The members of the Administrative Committee are William G. Blunt and Eric V. Brown, Jr. The Plan Stock is not included in any of the amounts or percentages set forth in table regarding Messrs. Blunt and Brown. The Plan Stock is included in the amounts and percentages set forth in the table regarding Messrs. Herder and Klinge and all executive officers and directors as a group.

(2)	Includes 33,000 shares with respect to which Mr. Herder has the right to acquire beneficial ownership pursuant to the Company’s Stock Option Plans and 215,383 shares as to which Mr. Herder shares voting power.

(3)	Includes 64,067 shares held by Mr. Herder and his spouse as joint tenants with right of survivorship and not as tenants in common.

(4)	Includes 10,980 shares as to which Mr. Brown shares voting and investment power as co-trustee of a trust.

14

(5)	Includes 20,500 shares with respect to which Mr. Klinge has the right to acquire beneficial ownership pursuant to the Company’s Stock Option Plans and 215,383 shares as to which Mr. Klinge shares voting power.

(6)	Includes 14,340 shares held by Mr. Klinge and his spouse as joint tenants with right of survivorship and not as tenants in common.

(7)	Includes 10,000 shares with respect to which such individual has the right to acquire beneficial ownership pursuant to the Company’s Stock Option Plans.

     Changes in Control of Registrant. Other than the contemplated merger with Kalamazoo Acquisition Corporation described above, the Company is not aware of any arrangements, which may result in a change in control of the Company.

Item 12. Certain Relationships and Related Transactions.

     Eric V. Brown, Jr. Secretary and director of the Company is a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C., which firm is general legal counsel to the Company. Frederick J. Schroeder, Jr., director of the Company, is a partner in Cooney, Schroeder, & Co., which firm provides investment banking services to the Company. Gary A. Herder, Chairman of the Board of Directors, President and Chief Executive Office of the Company, and Edward Thompson, Vice President of Operations of the Company own all of the issued and outstanding capital stock of Kalamazoo Acquisition Corporation.

Item 13. Exhibits, Lists and Reports on Form 8-K.

     (a) The following exhibits are attached hereto or incorporated herein by reference:

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of December 12, 2003, among Kalamazoo Acquisition Corporation, Kalamazoo Prab Subsidiary Corporation and Prab, Inc., incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K dated December 15, 2003. The schedules to the Agreement and Plan of Merger have been omitted in accordance with the rules of the Commission. The Company agrees to furnish to the Commission, upon request, a copy of each such schedule.

3(i)	Second Restated Articles of Incorporation of the Company, as amended, incorporated herein by reference to Exhibit 3(i) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

3(ii)	By-Laws of the Company as amended incorporated herein by reference to Exhibit 3(ii) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

15

Exhibit No.	Description of Exhibit
4	Not Applicable.

9	Not Applicable.

10.1	Employment Agreement between Prab, Inc. and Gary A. Herder dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated November 06, 2003.

10.2	Employment Agreement between Prab, Inc. and Edward Thompson dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.2 of the Company’s Form 8-K dated November 06, 2003.

10.3	Deferred Compensation and Salary Continuation Agreement between the Company and Gary A. Herder dated September 13, 1976 incorporated by reference to Exhibit 19b. of the Company’s Form 10-K for the fiscal year ended October 31, 1987.

10.4	Prab Robots, Inc. 1988 Stock Option Plan incorporated by reference to Exhibit “C” of the Company’s Definitive Proxy Statement for the 1988 Annual Meeting.

10.5	Prab, Inc. 1999 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 1999 Annual Meeting.

10.6	Prab, Inc. 2000 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 2000 Annual Meeting.

11	Not Applicable.

13	Not Applicable.

14	Not Applicable.

16	Not Applicable.

18	Not Applicable.

20	Not Applicable.

21	List of Subsidiaries.

22	Not Applicable.

23	Not Applicable.

24.1	Power of Attorney for William G. Blunt.

24.2	Power of Attorney for John W. Garside.

24.3	Power of Attorney for Eric V. Brown, Jr.

16

Exhibit No.	Description of Exhibit
24.4	Power of Attorney for James H. Haas.

24.5	Power of Attorney for Frederick J. Schroeder, Jr.

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

32.1	Certification of the Company’s Chief Executive Officer, Gary A. Herder, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of the Company’s Chief Financial Officer, Robert W. Klinge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

The Company will furnish copies of the above described Exhibits upon written request and payment of a fee equal to $20.00 per request, plus $.20 per page copied, plus postage. All requests for copies of Exhibits should be sent to: Mr. Robert W. Klinge, Prab, Inc., 5944 E. Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003.

(b)	Reports on Form 8-K:

On August 4, 2003, the Company filed a Form 8-K report for the press release dated August 4, 2003, reporting the receipt of a merger proposal from Stephens Financial Group, LLC.

On August 22, 2003, the Company filed a Form 8-K report for the press release dated August 22, 2003, reporting the receipt of a merger proposal from Inter-Source Acquisition, Inc. and announcing that the board of directors of the Company had formed a special committee of independent directors and that such special committee retained Lincoln Partners LLC, as independent investment bankers and Varnum, Riddering, Schmidt & Howlett LLP, as independent special counsel, to assist it in considering strategic alternatives, including a possible sale of the Company.

Item 14. Principal Accountant Fees and Services.

     Not Required.

17

SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRAB, INC.
Date: January 28, 2004	By:	/s/Gary A. Herder
Gary A. Herder, President

S-1

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

	Signature	Title	Date
	/s/Gary A. Herder Gary A. Herder	President, Chief Executive Officer and Director (Principal Executive Officer)	January 28, 2004

	*Eric V. Brown, Jr.	Secretary and Director	January 28, 2004

	*William G. Blunt	Director	January 28, 2004

	*James H. Haas	Director	January 28, 2004

	*John W. Garside	Director	January 28, 2004

	* Frederick J. Schroeder, Jr.	Director	January 28, 2004

	/s/Robert W. Klinge Robert W. Klinge	Treasurer, Vice President of Finance and Chief Financial Officer (Principal Accountant and Principal Financial Officer)	January 28, 2004

* By:	/s/Gary A. Herder		January 28, 2004

Gary A. Herder
Attorney-in-Fact

S-2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

ANNUAL REPORT ON FORM 10-KSB
For the fiscal year ended October 31, 2003

Financial Statements
Index to Exhibits
Exhibits

PRAB, INC.
(a Michigan Corporation)
5944 E. Kilgore Road
P.O. Box 2121
Kalamazoo, Michigan 49003

Prab, Inc.

Consolidated Financial Report
October 31, 2003

Prab, Inc.

Contents
Report Letter	1
Consolidated Financial Statements
Balance Sheet	2
Statement of Income	3
Statement of Changes in Stockholders’ Equity	4
Statement of Cash Flows	5
Notes to Financial Statements	6-17

Independent Auditor’s Report

To the Directors and Stockholders
Prab, Inc.

We have audited the accompanying consolidated balance sheet of Prab, Inc. and subsidiary as of October 31, 2003 and 2002, and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Prab, Inc. and subsidiary at October 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Kalamazoo, Michigan
December 22, 2003

Prab, Inc.

	October 31
	2003	2002

Assets
Current Assets
Cash	$1,556,474	$1,240,017
Accounts and notes receivable, net of allowance for doubtful accounts of $83,567 in 2003 and $52,707 in 2002	2,212,241	2,210,883
Inventories (Note 2)	1,429,904	1,173,904
Deferred income taxes (Note 6)	275,000	316,259
Other current assets	182,919	216,456

Total current assets	5,656,538	5,157,519
Property, Plant and Equipment (Note 3)	766,235	790,224
Other Assets
Deferred income taxes (Note 6)	39,043	185,620
Unamortized pension cost (Note 5)	156,939	99,908
Other assets	13,089	13,806

Total other assets	209,071	299,334

Total assets	$6,631,844	$6,247,077

See Notes to Consolidated Financial Statements.

Consolidated Balance Sheet

	October 31
	2003	2002
Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$992,761	$735,109
Customer deposits	422,638	227,500
Salaries, wages and vacation	359,075	347,715
Commissions	268,785	316,113
Other accrued expenses	293,411	288,840

Total current liabilities	2,336,670	1,915,277
Noncurrent Liabilities
Deferred compensation (Note 5)	23,623	22,232
Accrued pension cost (Note 5)	378,593	490,524

Total noncurrent liabilities	402,216	512,756
Stockholders’ Equity
Non-convertible preferred stock (Note 10) - $.50 par value:
Authorized - 600,000 shares
Issued and outstanding - 0 shares at October 31, 2003 and 2002	—	—
Convertible preferred stock (Note 10) - $.75 par value:
Authorized - 2,000,000 shares
Issued and outstanding - 0 shares at October 31, 2003 and 2002	—	—
Common stock - $.10 par value:
Authorized - 7,000,000 shares
Issued and outstanding - 1,418,610 shares at October 31, 2003 and 1,572,028 shares at October 31, 2002	141,861	157,203
Additional paid-in capital	609,830	853,442
Retained earnings since November 1, 1995	3,307,873	3,107,612
Accumulated other comprehensive income (loss)	(166,606)	(299,213)

Total stockholders’ equity	3,892,958	3,819,044

Total liabilities and stockholders’ equity	$6,631,844	$6,247,077

2

Prab, Inc.

Consolidated Statement of Income

	Year Ended October 31
	2003	2002
Net Sales	$13,870,518	$12,942,090
Cost of Sales	8,569,472	8,286,416

Gross Profit	5,301,046	4,655,674
Selling, General and Administrative Expenses	4,963,682	4,392,089

Operating Income	337,364	263,585
Other Income (Expenses)
Interest expense	(253)	(849)
Interest income	28,475	39,623
Litigation settlement	(25,000)	(40,177)
Other	(4,686)	1,285

Income - Before income taxes	335,900	263,467
Income Tax Expense (Note 6)	135,639	117,204

Net Income	$200,261	$146,263

Earnings per Common and Common Share Equivalent
Basic	$0.13	$0.09

Diluted	$0.13	$0.08

See Notes to Consolidated Financial Statements.

3

Prab, Inc.

Consolidated Statement of Changes in Stockholders’ Equity

	Common Stock
					Accumulated
			Additional		Other	Total
			Paid-in	Retained	Comprehensive	Stockholders’
	Shares	Amount	Capital	Earnings	Income (Loss)	Equity
Balance - October 31, 2001	1,768,793	$176,879	$1,057,556	$2,961,349	$(135,557)	$4,060,227
Repurchase of common stock	(196,765)	(19,676)	(204,114)	—	—	(223,790)
Comprehensive income (loss):
Net income	—	—	—	146,263	—	146,263
Minimum pension liability adjustment	—	—	—	—	(163,656)	(163,656)

Net comprehensive loss						(17,393)

Balance - October 31, 2002	1,572,028	157,203	853,442	3,107,612	(299,213)	3,819,044
Repurchase of common stock	(153,418)	(15,342)	(243,612)	—	—	(258,954)
Comprehensive income:
Net income	—	—	—	200,261	—	200,261
Minimum pension liability adjustment	—	—	—	—	132,607	132,607

Net comprehensive income						332,868

Balance - October 31, 2003	1,418,610	$141,861	$609,830	$3,307,873	$(166,606)	$3,892,958

See Notes to Consolidated Financial Statements.

4

Prab, Inc.

Consolidated Statement of Cash Flows

	Year Ended October 31
	2003	2002
Cash Flows from Operating Activities
Net income	$200,261	$146,263
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	169,750	196,249
(Gain) loss on disposal of fixed assets	4,686	(1,285)
Bad debt expense	41,916	41,866
Deferred taxes	119,524	99,397
(Increase) decrease in assets:
Accounts receivable	(43,274)	(406,183)
Inventories	(256,000)	330,914
Other current and noncurrent assets	116,211	76,152
Increase (decrease) in liabilities:
Accounts payable	257,652	422,926
Customer deposits	195,138	116,260
Accrued expenses	(81,397)	(75,805)
Deferred compensation	1,391	1,338

Net cash provided by operating activities	725,858	948,092
Cash Flows from Investing Activities
Proceeds from sale of equipment	300	11,562
Purchase of equipment	(150,747)	(117,642)

Net cash used in investing activities	(150,447)	(106,080)
Cash Flows from Financing Activities
Repurchase of common stock	(258,954)	(223,790)

Net Increase in Cash	316,457	618,222
Cash - Beginning of year	1,240,017	621,795

Cash - End of year	$1,556,474	$1,240,017

See Notes to Consolidated Financial Statements.

5

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 1 - Nature of Business and Significant Accounting Policies

Prab, Inc. and subsidiary (the Company) is engaged in the manufacturing of metal scrap reclamation systems and conveyor equipment. Major customers are in the metal working, chemical, pharmaceutical, and food processing industries throughout the United States, Canada, Mexico, Asia, and Europe. Sales outside the United States were approximately 11 percent and 9 percent of total sales in 2003 and 2002, respectively. Accounts receivable generated from foreign sales totaled approximately $305,500 and $206,000 as of October 31, 2003 and October 31, 2002, respectively.

Basis of Consolidation – Effective November 1, 1988, the Company formed a wholly-owned subsidiary, Prab Limited, to conduct certain aspects of its operations. The subsidiary is essentially inactive at the present time. The consolidated financial statements include the accounts of Prab, Inc. and its subsidiary, after elimination of all significant intercompany transactions and accounts.

Revenue Recognition – As a manufacturer, the Company recognizes revenue when the activities that constitute its major or central operations are complete, which is generally upon shipment. Incidental activities incurred after shipment, if any, are recognized as revenue when the service or activity is complete.

The Company is not in the business of installation. The Company’s products are generally installed by subcontractors hired by its customers, or occasionally by the Company. Generally, title passes at shipping point.

Accounts Receivable – Accounts receivable are stated at net invoice amounts. An allowance for doubtful accounts is established based on a specific assessment of all invoices that remain unpaid following normal customer payment periods. All accounts deemed to be uncollectible are charged against the allowance for doubtful accounts in the period that determination is made.

6

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Inventories – Inventories are stated at the lower of cost or market. Cost is determined by the last-in, first-out (LIFO) method. The Company’s policy is to review its inventory for specific usage and future utility. Estimates for impairment of individual items of inventory are recorded to reduce the item to the lower of cost or market.

Property, Plant and Equipment – Property, plant and equipment are recorded at cost. Costs for maintenance and repairs are charged to expense when incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

7

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 1 - Nature of Business and Significant Accounting Policies (Continued)

Advertising – Advertising expense was approximately $370,000 and $336,000 for the years ended October 31, 2003 and 2002, respectively, mostly for trade shows and publications.

Net Income Per Common and Common Equivalent Share – The Company calculates earnings per share according to the provisions of SFAS 128.

The calculation of basic and diluted earnings per share for the years ended October 31, 2003 and 2002 is as follows:

	2003		2002
	Basic	Diluted	Basic	Diluted
	Earnings Per	Earnings Per	Earnings Per	Earnings Per
	Share	Share	Share	Share
Net income - available to common shareholders	$200,261	$200,261	$146,263	$146,263

Common and common equivalent shares outstanding	1,495,826	1,536,726	1,716,032	1,734,473

Earnings per common and common equivalent shares	$0.13	$0.13	$0.09	$0.08

A reconciliation of common and common equivalent shares outstanding is as follows:

	2003		2002
	Basic	Diluted	Basic	Diluted
Weighted average number of outstanding common shares	1,495,826	1,495,826	1,716,032	1,716,032
Incremental shares from outstanding options dated 05/26/94	—	19,630	—	17,612
Incremental shares from outstanding options dated 07/25/01	—	1,345	—	829
Incremental shares from outstanding options dated 02/05/03	—	19,925	—	—

Common and common equivalent shares outstanding	1,495,826	1,536,726	1,716,032	1,734,473

8

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

There are no securities that could potentially dilute earnings per share in the future that are not considered above.

9

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 1 - Nature of Business and Significant Accounting Policies (Continued)

Elimination of Deficit in Retained Earnings – On October 31, 1995, the Company eliminated the earnings deficit amount on its balance sheet through a quasi-reorganization in accordance with the state laws of Michigan. The capital surplus (additional paid-in capital) was used to eliminate in its entirety a deficit of $4,228,988 in the balance sheet under stockholders’ equity. Retained earnings shown on the balance sheet reflect earnings since November 1, 1995.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Labor – Approximately 43 percent of the Company’s workforce is subject to a collective bargaining agreement. The collective bargaining agreement expires October 31, 2005.

Stock Options – The Company accounts for its stock options using the intrinsic value method. Under that method, compensation expense is recognized to the extent the fair value of the common stock exceeds the exercise price of the options at the date the options are granted. Under the Company’s plans, the exercise price of options granted must equal or exceed the value of the stock at the grant date. Accordingly, no amounts are recorded as compensation expense for options granted.

Fair Value of Financial Instruments – The Company considers carrying amounts of cash, accounts receivable and accounts payable to

10

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

approximate fair value because of the short maturity of these financial instruments.

Other Comprehensive Income – Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income; although certain changes in assets and liabilities, such as minimum pension liability amounts, are reported as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Accumulated other comprehensive income at October 31, 2003 and 2002 consists solely of pension losses not yet recognized in pension expense, which are reported net of taxes of $85,828 in 2003 and $154,140 in 2002.

Reclassification – Certain amounts in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

11

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 2 - Inventories

Inventories consist of the following:

	2003	2002
Raw materials	$819,683	$739,712
Work in process	359,349	114,171
Finished goods and display units	250,872	320,021

Total inventories	$1,429,904	$1,173,904

Inventories are stated at the lower of cost, determined by the LIFO method, or market. If the FIFO method had been used for the entire consolidated group, inventories, after an adjustment to the lower of cost or market, would have been approximately $1,760,000 and $1,525,000 at October 31, 2003 and 2002, respectively.

The reserve for inventory obsolescence was approximately $256,000 and $226,000 as of October 31, 2003 and 2002, respectively.

Note 3 - Property, Plant and Equipment

Cost of property, plant and equipment and depreciable lives are summarized as follows:

			Depreciable
	2003	2002	Life - years
Land	$28,939	$28,939	—
Buildings and improvements	1,886,550	1,846,307	10-30
Machinery and equipment	2,327,123	2,361,826	3-10

Total cost	4,242,612	4,237,072
Less accumulated depreciation	3,476,377	3,446,848

Net carrying amount	$766,235	$790,224

12

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Depreciation expense totaled approximately $170,000 and $196,000 at October 31, 2003 and 2002, respectively.

13

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 4 - Note Payable

At October 31, 2003, the Company has available a $1,000,000 line of credit under a commercial revolving note, expiring April 30 2004, bearing interest at .75 percent below the bank’s prime rate for an effective rate of 3.25 percent at October 31, 2003. The line of credit is collateralized by essentially all assets of the Company. Available borrowings are based on a formula of eligible accounts receivable and inventory. The line of credit supports three performance related letters of credit totaling $47,210 at October 31, 2003.

Pursuant to the line of credit agreement, the Company has agreed to maintain certain levels of tangible net worth and maintain minimum ratios of current assets to current liabilities and debt to tangible net worth. The Company has also agreed not to create, incur, assume, or guarantee indebtedness, merge, sell or lease a substantial part of the business, or make loans.

There were no borrowings outstanding under this note at October 31, 2003 or 2002.

Note 5 - Pension and Profit-sharing Plans

As of October 31, 2003 and 2002, the Company is participating in a defined benefit plan for its collective bargaining unit. The following table sets forth the funded status of the Company’s defined benefit pension plan and amounts recognized in the balance sheet at October 31, 2003 and 2002:

14

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

	2003	2002
Actuarial present value of accumulated benefit obligation, including vested benefits of $916,204 and $950,482 in 2003 and 2002, respectively	$1,052,811	$1,128,296

Projected benefit obligation for service rendered to date	$(1,110,244)	$(1,204,561)
Plan assets at fair value - Primarily nongovernment obligations and listed stock	674,218	637,772

Underfunded status	(436,026)	(566,789)
Unrecognized net loss from experience different than that assumed or change in assumptions	309,867	453,353
Unrecognized prior service cost due to plan amendment being amortized over 15 years	156,939	176,173
Minimum liability adjustment	(409,373)	(553,261)

Accrued pension cost	$(378,593)	$(490,524)

Note 5 - Pension and Profit-sharing Plans (Continued)

A reconciliation of the projected benefit obligation is as follows:

	2003	2002
Projected benefit obligation - Beginning of year	$(1,204,561)	$(1,087,830)
Actuarial gain during year	96,746	35,733
Service cost	(24,580)	(29,836)
Interest cost	(77,164)	(72,650)
Distributions to plan participants	99,315	26,287
Current year prior service costs - unrecognized	—	(76,265)

Projected benefit obligation - End of year	$(1,110,244)	$(1,204,561)

A reconciliation of fair value of plan assets is as follows:

15

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

	2003	2002
Fair value of plan assets - Beginning of year	$637,772	$882,584
Distributions to plan participants	(99,315)	(26,287)
Actual return on plan assets	85,761	(218,525)
Contributions	50,000	—

Fair value of plan assets - End of year	$674,218	$637,772

Pension expense included the following components:

	2003	2002
Service cost - Benefits earned during the year	$24,580	$29,836
Interest cost on projected benefit obligation	77,164	72,650
Expected return on plan assets	(54,169)	(69,468)
Amortization of unrecognized transition asset	—	(3,730)
Amortization of unrecognized (gains) losses	15,148	4,296
Amortization of prior service cost	19,234	14,395

Net periodic pension cost	$81,957	$47,979

The discount rate used in determining the actuarial present value of the projected benefit obligation was 7 percent for 2003 and 2002. The expected long-term rate of return on assets was 8 percent for 2003 and 2002.

16

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 5 - Pension and Profit-sharing Plans (Continued)

The Company made a contribution of $50,000 in 2003 to the pension plan for hourly employees covered by its collective bargaining agreement. The Company did not make a contribution in 2002. The Company’s policy is to make annual contributions as required by applicable regulations.

Due to the unrecognized net loss from experience different than that assumed, the Company was required to record an additional pension liability of $409,373 and $553,261 as of October 31, 2003 and 2002 respectively. That adjustment, which reflects pension cost not yet recognized in pension expense, resulted in an intangible asset for unamortized pension costs of $156,939 and $99,908 as of October 31, 2003 and 2002 respectively. In addition, for the years ended October 31, 2003 and 2002, there was a reduction and an addition, respectively, to other comprehensive income of $132,607 and $163,656, net of the related tax effect of $68,312 and $84,308.

Defined Contribution Plans

The Company’s salaried employees’ profit-sharing plan is a combination defined contribution profit sharing and 401(k) plan. The profit-sharing plan covers substantially all employees of the Company other than those covered by the collective bargaining agreement. It provides for an annual contribution of not less than 5 percent of the Company’s income before income taxes, proceeds from life insurance policies and gain on sale of capital assets. A portion of the plan assets is comprised of Company stock acquired in prior years. The stock under this plan is allocated to salaried employees based on their pro-rata compensation. Salaried employees vest in the shares of the Company based on a 5-year schedule, 10 percent in year 1, 20 percent in year 2, 40 percent in year 3, 70 percent in year 4, and 100 percent in year 5. As of October 31, 2003, there were 215,383 shares held in the plan. Contributions calculated by the Company in

17

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

accordance with the profit-sharing plan were approximately $17,000 for 2003 and $15,000 in 2002.

Employer matching contributions are made to the 401(k) plan in an amount equal to 25 percent of the lesser of: the amount designated by the employee for withholding and contribution to the 401(k) plan; or 4 percent of the employee’s total compensation. In addition, the Company will make a contribution equal to one percent of each eligible employee’s compensation who performs 500 or more hours of service for the Company during the plan year. The cost of this plan was approximately $69,000 and $59,000 in 2003 and 2002, respectively.

18

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 5 - Pension and Profit-sharing Plans (Continued)

The Company also sponsors a union 401(k) plan that covers all employees of the Company covered by the collective bargaining agreement. Participation in the 401(k) plan is optional. Employer matching contributions are made to the 401(k) plan in an amount equal to 25 percent of the lesser of: the amount designated by the employee for withholding and contribution to the 401(k) plan; or 4 percent of employee’s total compensation. Contributions to the plan totaled approximately $8,000 and $7,000 for the years ended October 31, 2003 and 2002, respectively.

The Company has entered into deferred compensation and salary continuation agreements with a key employee calling for periodic payments totaling $48,000 at retirement or death of the employee. The normal retirement date occurs during 2012. The liability has been recorded using the present value method.

Note 6 - Income Taxes

The provision for income taxes is as follows:

	2003	2002
Current expense	$16,115	$17,807
Deferred expense	119,524	99,397

Total income tax expense	$135,639	$117,204

A reconciliation of income tax expense on pretax income at statutory rates to income tax expense at the Company’s effective rate is as follows:

19

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

	2003	2002
Taxes computed at statutory rates	$114,206	$89,579
State income taxes, net of federal benefit	3,722	11,753
Nondeductible expenses and other adjustments	17,711	15,872

Total income tax expense	$135,639	$117,204

20

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 6 - Income Taxes (Continued)

The details of the net deferred tax asset are as follows:

	2003	2002
Total deferred tax assets	$396,043	$574,485
Total deferred tax liabilities	(82,000)	(72,606)

Net deferred tax asset	$314,043	$501,879

The following items affected deferred taxes during the years ended October 31, 2003 and 2002:

	2003	2002
Net operating loss carryforward	$(55,270)	$(109,245)
Alternative minimum tax	(63,239)	—
Depreciation	(222)	2,700
Expenses deductible against financial statement income but not for tax purposes (deductible for tax but not against financial statement income)	(793)	7,148

Total deferred tax expense	$(119,524)	$(99,397)

The deferred tax liabilities result from using accelerated depreciation for tax purposes. Deferred tax assets result from expenses not deductible for tax purposes until paid and pension losses not yet recognized. For tax purposes, the Company has alternative minimum tax credit carryforwards of approximately $33,000 that do not expire. These carryforwards have been included as deferred tax assets for financial reporting purposes.

Under the Internal Revenue Code, a change in ownership in excess of 50 percentage points limits or eliminates the right to use the unused credit carryovers to reduce federal tax liabilities. On October 30, 1992, October 31, 1996, and December 28, 1999, the Company undertook restructuring transactions that involved a change in ownership. While the Company believes it is not subject to any such

21

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

limitation as a result of these transactions, any additional ownership change or an adverse decision by the Internal Revenue Service regarding the restructuring could result in a limitation.

22

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 7 - Related Party Transactions

A director of the Company is a senior principal in the law firm that has been general legal counsel to the Company since 1961. The Company incurred legal fees of approximately $132,000 and $28,000 to the law firm in 2003 and 2002, respectively.

Note 8 - Cash Flows

Cash paid during the years ended October 31, 2003 and 2002 for interest expense approximated $250 and $1,000, respectively.

Note 9 – Stock Options Plans

Transactions involving the plans for years ended October 31, are summarized as follows:

	2003		2002
		Weighted		Weighted
		Average		Average
	Option Shares	Exercise Price	Option Shares	Exercise Price
Outstanding - Beginning of year	86,000	$1.39	86,000	$1.39
Exercised	—	$—	—	$—
Granted	105,000	$0.90	—	$—
Expired	—	$—	—	$—

Outstanding - End of year	191,000	$1.30	86,000	$1.39

Eligible for exercise at end of year	191,000	$1.30	86,000	$1.39

Outstanding Option
Shares	Issue Date	Expiration Date	Exercise Price
30,000	05/26/94	05/26/04	0.5703
16,000	11/19/97	11/19/07	2.1250
36,000	01/18/00	01/18/10	1.7813
4,000	7/25/01	7/25/11	1.0950
105,000	2/5/03	2/15/13	1.2250

Under the terms of the stock option plans, options for an additional 5,000 shares may be granted to employees and directors. The stock options are exercisable from the date issued and expire on various

23

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

dates through 2013. The exercise price equals the market value of all options granted and, therefore, none of the options involved compensation expense.

24

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 9 – Stock Options Plans (Continued)

The weighted average fair value of options granted during 2003 was $.34 per share. In determining the value of the options granted, the Company assumed a risk free interest rate of 1.73 percent, an expected option term of 2 years, no dividends and volatility of approximately 51 percent, based on 5 years of the Company’s stock price history.

Had the Company used the fair value method of accounting for its stock options, its net income for the years ended October 31, 2003 and 2002 would have been reduced by approximately $13,400 and $500, respectively, and basic and diluted earnings per share would have been reduced to $.12 in 2003. There would have been no effect on earnings per share in 2002.

Note 10 - Preferred Stock

Convertible Preferred Stock – There are 2,000,000 shares of 75¢ par convertible preferred stock authorized. Holders of the convertible preferred stock would be entitled to quarterly cash dividends at 8 percent per annum ($.06 per share) and would have a liquidation priority over common stock of $.75 per share plus any accrued dividends. Holders of the convertible preferred stock would be entitled to vote as a class to elect one member of the Board of Directors of the Company.

As of October 31, 2003 and 2002, there were no shares of convertible preferred stock issued and outstanding.

Nonconvertible Preferred Stock – There are 600,000 shares of 50¢ par nonconvertible preferred stock authorized. Holders of the nonconvertible preferred stock would be entitled to quarterly cash dividends equal to 9 percent per annum ($.045 per share). As of October 31, 2003 and 2002, there were no shares of nonconvertible preferred stock issued and outstanding.

25

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

Note 11 - Litigation Settlement

During 2003 and 2002, the Company accrued $25,000 and $40,000, respectively, based on a series of consent decrees issued by the State of Michigan for past costs incurred in a clean-up effort on a local landfill. The Company believes it will receive additional future charges to cover operation, monitoring, and maintenance and for associated financial requirements. There may also be a future assessment for state oversight not resolved in these consent decrees, however, the Company has an accrual of approximately $48,000 at October 31, 2003, which it believes to be a reasonable estimate to cover future expenses related to the settlement agreement.

Note 12 – Warranty Obligations

The Company provides repair warranties on its products for defects in materials and workmanship for a period of one year. The Company recognizes warranty obligations at the time products are sold based on historical rates of warranty claims and estimated current cost of repair or replacement. Following is a reconciliation of the Company’s aggregate warranty reserve as of October 31, 2003:

	2003	2002
Balance - Beginning of year	$114,642	$96,811
Warranty obligations recognized	305,492	418,301
Warranty claims paid	(316,088)	(400,470)

Balance - End of year	$104,046	$114,642

Note 13 – Subsequent Event

On December 12, 2003, the Company entered into an Agreement and Plan of Merger with Kalamazoo Acquisition Corporation, an entity formed by the Chairman, Chief Executive Officer and President

26

Prab, Inc.

Notes to Financial Statements
October 31, 2003 and 2002

and Vice President of Operations of the Company that will, subject to shareholder approval, result in the Company becoming a wholly owned subsidiary of Kalamazoo Acquisition Company. The agreement provides that at the close of the transaction, each outstanding share of the Company’s common stock (other than the Company stock owned by the newly formed entity and its affiliates) will convert into the right to receive $2.40 in cash. The transaction is expected to be completed during the first calendar quarter of 2004, following the receipt of all shareholder approvals. As a result of the merger, the Company will become a privately-held company. Accordingly, upon closing, the registration of the Company’s common stock under the Securities Exchange Act of 1934 will terminate.

27

Master Document

FIELD	VALUES
Company Name (Headings)	Prab, Inc.
Company Name (Text)	Prab, Inc. and subsidiary
D/B/A	d/b/a
Year End	October 31, 2003
Prior Year	October 31, 2002
2 Year Prior	October 31, 2001
Opinion Date	December 22, 2003
Comparative Date	October 31, 2003 and 2002
2003	2003
2002	2002
2001	2001
2000	2000

1

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of December 12, 2003, among Kalamazoo Acquisition Corporation, Kalamazoo Prab Subsidiary Corporation and Prab, Inc., incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K dated December 15, 2003. The schedules to the Agreement and Plan of Merger have been omitted in accordance with the rules of the Commission. The Company agrees to furnish to the Commission, upon request, a copy of each such schedule.

3(i)	Second Restated Articles of Incorporation of the Company, as amended, incorporated herein by reference to Exhibit 3(i) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

3(ii)	By-Laws of the Company as amended incorporated herein by reference to Exhibit 3(ii) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

4	Not Applicable.

9	Not Applicable.

10.1	Employment Agreement between Prab, Inc. and Gary A. Herder dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated November 06, 2003.

10.2	Employment Agreement between Prab, Inc. and Edward Thompson dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.2 of the Company’s Form 8-K dated November 06, 2003.

10.3	Deferred Compensation and Salary Continuation Agreement between the Company and Gary A. Herder dated September 13, 1976 incorporated by reference to Exhibit 19b. of the Company’s Form 10-K for the fiscal year ended October 31, 1987.

10.4	Prab Robots, Inc. 1988 Stock Option Plan incorporated by reference to Exhibit “C” of the Company’s Definitive Proxy Statement for the 1988 Annual Meeting.

10.5	Prab, Inc. 1999 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 1999 Annual Meeting.

Exhibit No.	Description of Exhibit
10.6	Prab, Inc. 2000 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 2000 Annual Meeting.

11	Not Applicable.

13	Not Applicable.

14	Not Applicable.

16	Not Applicable.

18	Not Applicable.

20	Not Applicable.

21	List of Subsidiaries.

22	Not Applicable.

23	Not Applicable.

24.1	Power of Attorney for William G. Blunt.

24.2	Power of Attorney for John W. Garside.

24.3	Power of Attorney for Eric V. Brown, Jr.

24.4	Power of Attorney for James H. Haas.

24.5	Power of Attorney for Frederick J. Schroeder, Jr.

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

32.1	Certification of the Company’s Chief Executive Officer, Gary A. Herder, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of the Company’s Chief Financial Officer, Robert W. Klinge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

EXHIBIT 21

LIST OF SUBSIDIARIES

     Prab Limited (f/k/a “Prab Robots International Ltd.”) an English corporation, which subsidiary does not hold any material assets and is inactive.

EXHIBIT 24.1

POWER OF ATTORNEY

     The person signing below hereby designates Gary A. Herder and Eric V. Brown, Jr., or either of them, as his Attorney-in Fact with power to execute on behalf of such person, in his capacity or capacities, as indicated below, the Form 10-KSB, Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Prab, Inc. for the year ended October 31, 2003, and all amendments to such Form 10-KSB.

Dated: January 27, 2004	/s/ William G. Blunt
William G. Blunt, Director

EXHIBIT 24.2

POWER OF ATTORNEY

     The person signing below hereby designates Gary A. Herder and Eric V. Brown, Jr., or either of them, as his Attorney-in Fact with power to execute on behalf of such person, in his capacity or capacities, as indicated below, the Form 10-KSB, Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Prab, Inc. for the year ended October 31, 2003, and all amendments to such Form 10-KSB.

Dated: January 27, 2004	/s/ John W. Garside
John W. Garside, Director

EXHIBIT 24.3

POWER OF ATTORNEY

     The person signing below hereby designates Gary A. Herder as his Attorney-in Fact with power to execute on behalf of such person, in his capacity or capacities, as indicated below, the Form 10-KSB, Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Prab, Inc. for the year ended October 31, 2003, and all amendments to such Form 10-KSB.

Dated: January 27, 2004	/s/ Eric V. Brown, Jr.
Eric V. Brown, Jr.,
Secretary and Director

EXHIBIT 24.4

POWER OF ATTORNEY

     The person signing below hereby designates Gary A. Herder and Eric V. Brown, Jr., or either of them, as his Attorney-in Fact with power to execute on behalf of such person, in his capacity or capacities, as indicated below, the Form 10-KSB, Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Prab, Inc. for the year ended October 31, 2003, and all amendments to such Form 10-KSB.

Dated: January 27, 2004	/s/ James H. Haas

James H. Haas, Director

EXHIBIT 24.5

POWER OF ATTORNEY

     The person signing below hereby designates Gary A. Herder and Eric V. Brown, Jr., or either of them, as his Attorney-in Fact with power to execute on behalf of such person, in his capacity or capacities, as indicated below, the Form 10-KSB, Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Prab, Inc. for the year ended October 31, 2003, and all amendments to such Form 10-KSB.

Dated: January 27, 2004	/s/ Frederick J. Schroeder, Jr.

Frederick J. Schroeder, Jr.,
Director

EXHIBIT 31.1

Chief Executive Officer Certification
Pursuant to Rule 13a-14(a) and 15d-14(a)
of the Securities and Exchange Act of 1934, as amended.

I, Gary A. Herder, certify that:

     1. I have reviewed this annual report on Form 10-KSB of Prab, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

     5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: January 28, 2004	/s/ Gary A. Herder

Gary A. Herder, Chief Executive Officer

EXHIBIT 31.2

Chief Financial Officer Certification
Pursuant to Rule 13a-14(a) and 15d-14(a)
of the Securities and Exchange Act of 1934, as amended.

I, Robert W. Klinge, certify that:

     1. I have reviewed this annual report on Form 10-KSB of Prab, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

     5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: January 28, 2004	/s/ Robert W. Klinge

Robert W. Klinge, Chief Financial Officer

EXHIBIT 32.1

Chief Executive Officer Certification
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the annual report of Prab, Inc. (the “Company”) on Form 10-KSB (the “Form 10-KSB”) for the year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Gary A. Herder, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2004

/s/ Gary A. Herder

Gary A. Herder, Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Prab, Inc. and will be retained by Prab, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

Chief Financial Officer Certification
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the annual report of Prab, Inc. (the “Company”) on Form 10-KSB (the “Form 10-KSB”) for the year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Robert W. Klinge, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2004

/s/ Robert W. Klinge

Robert W. Klinge, Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Prab, Inc. and will be retained by Prab, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

APPENDIX E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-QSB

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended January 31, 2004

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period from to

Commission File Number 0-10187

PRAB, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Michigan	38-1654849
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5944 E. Kilgore Road, P.O. Box 2121 Kalamazoo, Michigan 49003
(Address of Principal Executive Offices) (Zip Code)

Issuer’s Telephone Number, Including Area Code:
(269) 382-8200

     Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES ☒ NO ☐

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE
PRECEDING FIVE YEARS

     Check whether the registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court. YES ☐ NO ☒

APPLICABLE ONLY TO CORPORATE ISSUERS

     As of February 28, 2004, the issuer had outstanding 1,418,610 shares of Common Stock, $.10 par value.

     Transitional Small Business Disclosure Format (check one): YES ☐ NO ☒

APPENDIX E-1

PART I — FINANCIAL INFORMATION

Item 1. Financial Statements.

The following Financial Statements for Prab, Inc., a Michigan corporation (the “Company”) are attached hereto in response to Item 1:

Condensed Consolidated Balance Sheet
January 31, 2004 (Unaudited)
and October 31, 2003

Consolidated Statement of Earnings
Three months ended January 31, 2004
and 2003 (Unaudited)

Condensed Consolidated Statement of Cash Flows
Three months ended January 31, 2004
and 2003 (Unaudited)

Notes to Condensed Consolidated Financial Statements

APPENDIX E-2

PRAB, INC.
CONDENSED CONSOLIDATED BALANCE SHEET

	January 31,	October 31,
	2004	2003
	Unaudited	(Note)
ASSETS:
Current assets:
Cash	$1,792,689	$1,556,474
Accounts and notes receivable, net of allowance
for doubtful accounts of $93,652 and $83,567, respectively	1,958,899	2,212,241
Inventories (Note 2)	1,241,473	1,429,904
Other current assets	183,766	182,919
Deferred income taxes	275,000	275,000

Total current assets	5,451,827	5,656,538

Property, plant and equipment (net of accumulated depreciation of $3,516,216 and $3,476,378, respectively)	773,506	766,235

Other Assets
Other assets	24,287	13,089
Unamortized pension cost	156,939	156,939
Deferred income taxes	39,043	39,043

Total other assets	220,269	209,071

Total assets	$6,445,602	$6,631,844

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts and note payable	$670,912	$992,761
Other current liabilities	1,358,729	1,343,909

Total current liabilities	2,029,641	2,336,670

Other non-current liabilities	402,568	402,216

Stockholders’ equity:
Common Stock	141,861	141,861
Additional paid-in capital	609,830	609,830
Retained earnings	3,428,308	3,307,873
Accumulated other comprehensive income	(166,606)	(166,606)

Total stockholders’ equity	4,013,393	3,892,958

Total liabilities and stockholders’ equity	$6,445,602	$6,631,844

Note: The balance sheet at October 31, 2003, has been taken from the audited financial statements at that date and condensed.

APPENDIX E-3

PRAB, INC.

CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)

	Three Months Ended
	January 31,
	2004	2003
Net Sales	$3,899,895	$3,296,316
Costs and expenses:
Cost of products sold	2,386,851	2,240,033
Selling, general and administrative expenses	1,332,271	1,104,957

	3,719,122	3,344,990

Operating income (loss)	180,773	(48,674)

Other income:
Interest income	5,245	8,733

Income (loss) before income taxes	186,018	(39,941)
Provision for income taxes	65,583	(21,478)

Net Income (loss)	$120,435	$(18,463)

Earning (Loss) Per Common Share:
(Note 4)
Basic	$0.08	$(0.01)

Diluted	$0.08	$(0.01)

APPENDIX E-4

PRAB, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)

	Three months ended
	January 31,
	2004	2003
Net cash provided by (used in) operating activities	$283,325	$(61,702)

Cash flows from investing activities:
Acquisition of property, plant and equipment	(47,110)	(10,143)
Proceeds from note receivable	—	98,839

Net cash provided by (used in) investing Activities:	(47,110)	88,696

Cash flows from financing activities:
Repurchase of common stock	—	(2,507)

Net cash used in financing activities	—	(2,507)

Net increase in cash	236,215	24,487
Cash – Beginning of year	1,556,474	1,240,017

Cash – End of first quarter	$1,792,689	$1,264,504

APPENDIX E-5

PRAB, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

1.	CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

     The condensed consolidated balance sheet at January 31, 2004, the consolidated statement of earnings and the condensed consolidated statement of cash flows for the three-month periods ended January 31, 2004 and 2003, have been prepared by the Company without audit. In the opinion of management, all adjustments necessary to present fairly the financial position, results of operations and cash flows at January 31, 2004, and for all periods presented have been made.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed consolidated financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003. The results of operations for the period ended January 31, 2004, is not necessarily indicative of the operating results for the full year.

2.	INVENTORIES:

     Inventories consist of the following:

	January 31,	October 31,
	2004	2003
Raw materials	$685,467	$819,683
Work in process	275,113	359,349
Finished goods and display units	280,893	250,872

Total inventories	$1,241,473	$1,429,904

3.	UNUSED LINE OF CREDIT:

     The company has a $1,000,000 line of credit which is subject to a borrowing formula based upon certain asset levels of the Company. As of January 31, 2004, $977,477 was available to the Company under the line of credit and the Company had no borrowings on the line of credit. The line of credit supports letters of credit totaling $22,523 for the quarter ended January 31, 2004.

APPENDIX E-6

PRAB, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4.	RECONCILIATION OF EARNINGS PER SHARE:

FOR THE QUARTER ENDED JANUARY 31, 2004

	INCOME	SHARES	PER-SHARE
	(Numerator)	(Denominator)	Amount
Net income	$120,435

Basic EPS
Income available to
Common stockholders	120,435	1,418,610	$0.08

Effect of dilutive securities
Stock options	—	83,644

Diluted EPS
Income available to
Common stockholders & Assumed conversions	$120,435	1,502,254	$0.08

FOR THE QUARTER ENDED JANUARY 31, 2003

	INCOME	SHARES	PER-SHARE
	(Numerator)	(Denominator)	Amount
Net loss	$(18,463)

Basic EPS
Loss available to Common stockholders	(18,463)	1,570,452	$(0.01)

Effect of dilutive securities Stock options	—	—

Diluted EPS
Loss available to
Common stockholders & Assumed conversions	$(18,463)	1,570,452	$(0.01)

Stock options had an antidilutive effect on diluted earnings per share for the three months ended January 31, 2003 and was not used in the calculation of diluted earnings per share for that period.

APPENDIX E-7

Item 2. Management’s Discussion and Analysis or Plan of Operation.

INTRODUCTORY NOTE

     This Periodic Report on Form 10-QSB may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. Accordingly, to the extent that this Periodic Report contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that the Company’s actual financial condition, operating results and business performance may differ materially from that projected or estimated by the Company in forward-looking statements. The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including intensification of price competition and entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, lower sales and revenue than forecast, loss of customers, customer returns of products sold to them by the Company, termination of contracts, technological obsolescence of the Company’s products, technical problems with the Company’s products, price increases for supplies and components, inability to raise prices, failure to obtain new customers, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses that result in operating losses or that do not perform as anticipated, resulting in unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigation and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out marketing and sales plans, loss or retirement of key executives, changes in interest rates, inflationary factors, the failure of the Company’s shareholders to approve the proposed merger, and other specific risks that may be alluded to in this Periodic Report or in other reports issued by the Company. In addition, the business and operations of the Company are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved.

Recent Developments

     On August 22, 2003, the Company announced that it had retained Lincoln Partners, LLC to assist the Company in considering strategic alternatives, including a possible sale of the Company. The Company further announced that it was in discussions with various third parties regarding a possible acquisition of the Company and that it had formed a special committee of independent directors for the purpose of evaluating strategic alternatives and any offers the Company may receive. There can be no assurance, however, that any transaction will occur, and, if any transaction does occur, what the structure or terms would be of such transaction.

APPENDIX E-8

     On December 12, 2003, the Company entered into an Agreement and Plan of Merger with Kalamazoo Acquisition Corporation (“KAC”), an entity formed by Gary A. Herder, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, and Edward Thompson, Vice President of Operations of the Company. The merger agreement provides that, at the closing of the merger, each outstanding share of the Company’s common stock (other than Company common stock owned by KAC) will be converted into the right to receive $2.40 in cash.

     On February 23, 2004, the Company filed a Schedule 13E-3 and preliminary proxy materials with the SEC for the special meeting of the shareholders to vote on the proposed transaction with KAC. Upon completion of the SEC’s review of the preliminary proxy materials, the Company will call a special meeting of its shareholders to vote on the merger and will file with the SEC and mail to the Company’s shareholders definitive proxy materials. There can be no assurance, however, that the merger will be consummated.

Material Changes in Financial Condition

     The first quarter of 2004 resulted in operating activities providing net cash in the amount of $283,325. The primary sources of net cash was a decrease in accounts receivable and inventory, combined with the net profit for the period. Investing activities used $47,000 of net cash primarily for the purchase of machinery and equipment.

     Inventory decreased primarily from shipping a large portion of the balance of a large order to a single customer combined with lower shipments scheduled for the first month of the second quarter. Accounts receivable decreased primarily from payments received from a single customer totaling $645,000 in the first quarter.

     The Company incurred additional costs in the first quarter due to the continuing process of reviewing merger proposals received from various groups and to prepare the preliminary proxy to be filed with the SEC. This added approximately $151,000 of additional expense in the first quarter mainly in the areas of legal and valuation fees. It is likely additional costs will be incurred in the second and third quarter of fiscal year 2004 to complete the process and it is estimated these costs could exceed $100,000.

     The Company has a $1,000,000 line of credit which is subject to a borrowing formula based upon certain asset levels of the Company. Payment of the line of credit is secured by liens on all of the assets of the Company. As of January 31, 2004, $977,477 was available to the Company under the line of credit and the Company had borrowed $0 of such amount. The line of credit supports two letters of credit that total $22,523. The Company believes this financing, combined with cash generated by operations in 2004, will provide sufficient funds to finance working capital requirements and capital additions.

Material Changes in Results of Operations

APPENDIX E-9

     Sales in the first quarter of 2004 were 18% higher than the first quarter of 2003, reflecting the general improvement of the economy in the United States combined with first quarter sales of $714,000 to a single customer.

     New business order bookings have increased 13% in the first three months of fiscal year 2004 compared to the same period a year ago. Prab conveyor product line bookings have increased 29% versus a year ago and Hapman conveyor product line bookings increased 3% over the same period a year ago.

     Cost of sales compared to net sales decreased to 61% in the first quarter of 2004 from 68% in the first quarter of 2003 primarily from lower direct material costs as a percent of sales, decreased warranty expense, not using employees on large plant maintenance projects, and combined with less competitive pricing pressure. Selling, general and administrative expenses were 34% of net sales in the first quarter of 2004 and 2003. Warranty expense for the first three months of 2004 was $67,000 versus $112,000 for the same period a year ago. The warranty has returned to more of a normal range in the first quarter of 2004 versus a year ago.

     The order backlog of $2,581,000 at the end of the first quarter ended January 31, 2004 compares with $2,720,000 at the end of the previous quarter ended October 31, 2003 and $2,918,000 at the end of the first quarter a year ago.

Item 3. Controls and Procedures.

     The Company maintains disclosure controls and procedures designed to ensure that the information the Company must disclose in its filings with the Securities and Exchange Commission is recorded, processed, summarized and reported on a timely basis. The Company’s Chief Executive Officer and Chief Financial Officer have reviewed and evaluated the Company’s disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report (the “Evaluation Date”). Based on such evaluation, such officers have concluded that, as of the Evaluation Date, the Company’s disclosure controls and procedures are effective in bringing to their attention on a timely basis material information relating to the Company required to be included in the Company’s periodic filings under the Exchange Act.

     The Company accounts for its inventory using a “periodic inventory system.” The Company calculates its actual inventory value once a year in conjunction with its annual physical inventory count conducted prior to year-end. Historically, an adjustment has been made to the Company’s year-end financial statements as a result of comparing the annual physical inventory valuation to the Company’s accounting records. During the last six fiscal years, this annual adjustment has ranged from a pretax decrease in earnings of $108,000 to a pretax increase in earnings of $263,000. Management continually evaluates its procedures, and works to improve the recording of interim inventory transactions; however, as long as the Company uses its existing inventory valuation system, it is likely that annual accounting adjustments will need to be made. These adjustments may be significant. Consequently, the possibility of a year-end inventory adjustment should be taken into account when analyzing the Company’s interim financial statements. Management of the Company believes that the benefit of maintaining an

APPENDIX E-10

inventory valuation system or adopting procedures that would produce more accurate interim financial statements (alternatives of which include a system commonly referred to as a perpetual inventory system or the possibility of taking complete physical inventory counts more often than once a year) is outweighed by the significant costs of maintaining such a system or procedures.

PART II — OTHER INFORMATION

Item 1. Legal Proceedings.

None.

Item 2. Changes in Securities and Use of Proceeds.

None.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Submission of Matters to a Vote of Security Holders.

None.

Item 5. Other Information.

None.

Item 6. Exhibits and Reports on Form 8-K.

     (a) The following exhibits are attached hereto or incorporated herein by reference:

Exhibit No.	Description of Exhibit
2	Agreement and Plan of Merger, dated as of December 12, 2003, among Kalamazoo Acquisition Corporation, Kalamazoo Prab Subsidiary Corporation and Prab, Inc., incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K dated December 15, 2003. The schedules to the Agreement and Plan of Merger have been omitted in accordance with the rules of the Commission. The Company agrees to furnish to the Commission, upon request, a copy of each such schedule.

3(i)	Second Restated Articles of Incorporation of the Company, as amended, incorporated herein by

APPENDIX E-11

Exhibit No.	Description of Exhibit
reference to Exhibit 3(i) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

3(ii)	By-Laws of the Company as amended incorporated herein by reference to Exhibit 3(ii) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

4	Not Applicable.

10.1	Employment Agreement between Prab, Inc. and Gary A. Herder dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated November 06, 2003.

10.2	Employment Agreement between Prab, Inc. and Edward Thompson dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.2 of the Company’s Form 8-K dated November 06, 2003.

10.3	Deferred Compensation and Salary Continuation Agreement between the Company and Gary A. Herder dated September 13, 1976 incorporated by reference to Exhibit 19b. of the Company’s Form 10-K for the fiscal year ended October 31, 1987.

10.4	Prab Robots, Inc. 1988 Stock Option Plan incorporated by reference to Exhibit “C” of the Company’s Definitive Proxy Statement for the 1988 Annual Meeting.

10.5	Prab, Inc. 1999 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 1999 Annual Meeting.

10.6	Prab, Inc. 2000 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 2000 Annual Meeting.

15	Not Applicable.

18	Not Applicable.

19	Not Applicable.

20	Not Applicable.

22	Not Applicable.

23	Not Applicable.

24	Not Applicable.

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief

APPENDIX E-12

Exhibit No.	Description of Exhibit
Executive Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

32.1	Certification of the Company’s Chief Executive Officer, Gary A. Herder, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of the Company’s Chief Financial Officer, Robert W. Klinge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     (b) Reports on Form 8-K:

     On November 6, 2003, the Company filed a Form 8-K report announcing that the Company had entered into new employment agreements with Gary A. Herder (Chief Executive Officer, President and a director of the Company) and Edward Thompson (Vice President of Operations of the Company), which were signed by Mr. Herder and Mr. Thompson on November 3, 2003, to be effective as of June 1, 2003.

     On December 15, 2003, the Company filed a Form 8-K report for the press release dated December 15, 2003, announcing the execution of the merger agreement with Kalamazoo Acquisition Corporation and Kalamazoo Prab Subsidiary Corporation.

APPENDIX E-13

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRAB, INC.
Date: March 10, 2004	By:	/s/ Gary A. Herder
Gary A. Herder
	Its:	Chairman, President and Chief Executive Officer

Date: March 10, 2004	By:	/s/ Robert W. Klinge
Robert W. Klinge
	Its:	Chief Financial Officer

S-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

QUARTERLY REPORT ON FORM 10-QSB
For the quarterly period ended January 31, 2004

Index to Exhibits
&
Exhibits

PRAB, INC.
(a Michigan Corporation)
5944 East Kilgore Road, P.O. Box 2121
Kalamazoo, Michigan 49003

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
2	Agreement and Plan of Merger, dated as of December 12, 2003, among Kalamazoo Acquisition Corporation, Kalamazoo Prab Subsidiary Corporation and Prab, Inc., incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K dated December 15, 2003. The schedules to the Agreement and Plan of Merger have been omitted in accordance with the rules of the Commission. The Company agrees to furnish to the Commission, upon request, a copy of each such schedule.

3(i)	Second Restated Articles of Incorporation of the Company, as amended, incorporated herein by reference to Exhibit 3(i) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

3(ii)	By-Laws of the Company as amended incorporated herein by reference to Exhibit 3(ii) of the Company’s Form 8-A/A (Amendment No.1) dated May 25, 1995.

4	Not Applicable.

10.1	Employment Agreement between Prab, Inc. and Gary A. Herder dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated November 06, 2003.

10.2	Employment Agreement between Prab, Inc. and Edward Thompson dated effective June 1, 2003, incorporated herein by reference to Exhibit 10.2 of the Company’s Form 8-K dated November 06, 2003.

10.3	Deferred Compensation and Salary Continuation Agreement between the Company and Gary A. Herder dated September 13, 1976 incorporated by reference to Exhibit 19b. of the Company’s Form 10-K for the fiscal year ended October 31, 1987.

10.4	Prab Robots, Inc. 1988 Stock Option Plan incorporated by reference to Exhibit “C” of the Company’s Definitive Proxy Statement for the 1988 Annual Meeting.

10.5	Prab, Inc. 1999 Stock Option Plan incorporated by reference to the Appendix of the Company’s Definitive Proxy Statement for the 1999 Annual Meeting.

10.6	Prab, Inc. 2000 Stock Option Plan incorporated by

E-1

Exhibit No.	Description of Exhibit
reference to the Appendix of the Company’s Definitive Proxy Statement for the 2000 Annual Meeting.

15	Not Applicable.

18	Not Applicable.

19	Not Applicable.

20	Not Applicable.

22	Not Applicable.

23	Not Applicable.

24	Not Applicable.

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer of Prab, Inc. (Section 302 of the Sarbanes-Oxley Act of 2002).

32.1	Certification of the Company’s Chief Executive Officer, Gary A. Herder, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of the Company’s Chief Financial Officer, Robert W. Klinge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

E-2

EXHIBIT 31.1

Chief Executive Officer Certification
Pursuant to Rule 13a-14(a) and 15d-14(a)
of the Securities and Exchange Act of 1934, as amended.

I, Gary A. Herder, certify that:

6.	I have reviewed this quarterly report on Form 10-QSB of Prab, Inc.;

7.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

8.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

9.	The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	[Paragraph reserved pursuant to SEC Release 33-8238];

c)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

10.	The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 10, 2004	/s/ Gary A. Herder Gary A. Herder, Chief Executive Officer

EXHIBIT 31.2

Chief Financial Officer Certification
Pursuant to Rule 13a-14(a) and 15d-14(a)
of the Securities and Exchange Act of 1934, as amended.

I, Robert W. Klinge, certify that:

6.	I have reviewed this quarterly report on Form 10-QSB of Prab, Inc.;

7.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

8.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

9.	The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	[Paragraph reserved pursuant to SEC Release 33-8238];

c)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

10.	The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 10, 2004	/s/ Robert W. Klinge Robert W. Klinge, Chief Financial Officer

EXHIBIT 32.1

Chief Executive Officer Certification
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report of Prab, Inc. (the “Company”) on Form 10-QSB (the “Form 10-QSB”) for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Gary A. Herder, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

3.	The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

4.	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2004

/s/ Gary A. Herder Gary A. Herder, Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Prab, Inc. and will be retained by Prab, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

Chief Financial Officer Certification
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report of Prab, Inc. (the “Company”) on Form 10-QSB (the “Form 10-QSB”) for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Robert W. Klinge, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2004

/s/ Robert W. Klinge Robert W. Klinge, Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Prab, Inc. and will be retained by Prab, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

PROXY BALLOT
PRAB, INC.
SPECIAL MEETING OF SHAREHOLDERS
[_____________], 2004

VOTE BY MAIL Please mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Prab, Inc., a Michigan corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and the proxy statement, each dated [         ], 2004, and hereby appoint(s) Eric V. Brown, Jr. and Robert W. Klinge, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of Prab, Inc. to be held [         ], 2004, at 10:00 a.m. local time at [         ], and at any adjournments or postponements thereof, upon the proposal set forth on this form of proxy and described in the proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof.

1.	To approve the Agreement and Plan of Merger, dated as of December 12, 2003, as amended, among Prab, Inc., a Michigan corporation, Kalamazoo Acquisition Corporation, a Michigan corporation, and Kalamazoo Prab Subsidiary Corporation, a Michigan corporation and a wholly-owned subsidiary of Kalamazoo Acquisition Corporation, and to approve the merger of Kalamazoo Prab Subsidiary Corporation with and into Prab, Inc.:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: (Signature) (Signature)	(This proxy should be marked, dated, signed by the shareholder or shareholders exactly as the shareholder’s or shareholders’ name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or representative capacity should so indicate. If shares are held by joint tenants, as community property or otherwise by more than one person, all should sign.)

This proxy will be voted as directed or, if no direction is indicated, will be voted for the merger proposal listed above and, if any other business is presented at the meeting, this proxy will be voted by the proxies in accordance with their judgment and as such proxies deem advisable on such other matters as may come before the meeting.

1